                                                                          NUVEEN
                                                                     INVESTMENTS


Nuveen Municipal Bond Funds

Annual Report dated February 28, 2002



Dependable, tax-free income to help you keep more of what you earn.





                              [PHOTOS APPEAR HERE]





                                           Nuveen California Municipal Bond Fund
                                   Nuveen California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
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

{PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Dear Shareholder,

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review this page. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002



Dear Shareholder............................................................1
Portfolio Managers' Comments................................................2
California Spotlight Page...................................................5
California Insured Spotlight Page...........................................6
Portfolio of Investments....................................................7
Statement of Assets and Liabilities........................................15
Statement of Operations....................................................16
Statement of Changes in Net Assets.........................................17
Notes to Financial Statements..............................................18
Financial Highlights.......................................................23
Report of Independent Public Accountants...................................25
Trustees and Officers......................................................26
Fund Information...........................................................29

                             Annual Report | Page 1

Portfolio Managers' Comments

Bill Fitzgerald, Portfolio Manager, Nuveen California Municipal Bond Fund Steve Krupa, Portfolio Manager, Nuveen California Insured Municipal Bond Fund

Q. What market environment did the funds experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy remained weak--especially in the post September 11 environment--the Federal Reserve continued to keep short-term interest rates low. By the end of 2001, the Fed had decreased short-term rates to their lowest levels in more than 40 years. Low interest rates, coupled with continued modest inflation, helped boost the prices of many longer-term bonds offering higher coupon payments.

Municipal bonds experienced strong demand during the period. According to the Investment Company Institute, municipal bond mutual funds saw net cash inflows of $11.5 billion in 2001, compared with a $14 billion outflow in 2000. The supply of municipal securities kept up with this demand. Nationwide, a record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. Compared to the national average, new municipal bond supply was relatively tight in California during the last 12 months. This limited supply, coupled with strong demand for insured tax-free California bonds, sent prices generally higher throughout the period.

The California economy struggled with the aftereffects of last year's energy crisis, which forced the bankruptcy and near bankruptcy of the state's two largest electric utilities, and the sharp stock market sell-off that hit the Silicon Valley region especially hard. These situations improved as the year progressed, with energy prices declining and many technology stocks recovering from their lows. Nevertheless, tax revenues during the period were well below projections, and a significant budget shortfall resulted.

Q. How did the funds perform during the fiscal year ended February 28, 2002, and what factors influenced their returns?

A. The California Insured Municipal Bond Fund returned 5.90 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), compared with the Lipper California Insured Municipal Debt Funds1 category average of 5.68 percent. The California Municipal Bond Fund returned 3.82 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), compared with the Lipper California Municipal Debt Funds2 category average of 5.49 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index3, which measures municipal bond performance nationwide, returned 6.84 percent during the period.

We believe the Insured fund's relatively strong performance was the result of good structure during a declining interest-rate environment. For example, we owned a number of longer duration securities that responded especially well in the generally declining rate environment. Good call protection also helped performance by helping the fund retain many bonds with relatively higher coupon rates.

The Nuveen California Municipal Bond Fund's performance resulted from several factors:

..    The fund's duration was lower than its Lipper peer group average, a relatively conservative position that can help the fund better weather a market downturn but restricted its performance in a falling interest rate environment.

..    The fund held several bonds issued by airports or secured by airlines.
     These securities generally performed poorly in the immediate aftermath of September 11.



The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

1 For the Nuveen California Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 24 funds in the Lipper California Insured Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 106 funds in the Lipper California Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                             Annual Report | Page 2

..    High energy costs and tight pollution control requirements negatively affected many industrial development bonds within state, including the fund's CanFibre holding. We are monitoring that situation carefully, and are working closely with all parties to reach a solution that we believe will be in the best interests of the fund's shareholders.

Q. What strategies were underlying your management of the funds during the year?

A. For both funds, we continued to follow Nuveen's overall value-oriented management strategy. This approach leads us to look for potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may have become overvalued.

In general, trading activity in the Insured fund was modest during the past 12 months. However, we did find a few buying opportunities throughout the period. For example, we purchased $3.5 million of insured California Department of Veterans Affairs home purchase bonds, offering a coupon rate of 5.30 percent and due to mature in 2021. We also took advantage of select opportunities in the airport and hospital sectors. In addition, we continuously looked for ways to enhance the fund's call protection and maintain the fund's income stream as high as possible in a falling interest rate environment.

In the California Municipal Bond Fund, we sold many of our holdings in California general obligation (GO) bonds because of California's economic difficulties, which led major agencies to downgrade the state's credit rating. This proved to be a good decision, as credit spreads for Califor-nia GO bonds widened during the period. In place of these GO bonds, we added a variety of AAA rated bonds with maturities of between 15 and 20 years, which we believed were a good source of value during the last 12 months.

Q. What is your outlook for the municipal market and the fund?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. If economic growth develops at a pace faster than we expect, this could encourage the Fed to change course and begin to raise interest rates. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

                               Morningstar Ratings
                                  as of 2/28/02

                           Nuveen California Municipal
                                Bond Fund /1/,/2/
                           Overall rating among 1,651
                              municipal bond funds

                            Nuveen California Insured
                          Municipal Bond Fund /1/,/3/
                           Overall rating among 1,651
                              municipal bond funds

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen California Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen California Municipal Bond Fund received a Morningstar Rating of three and four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen California Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen California Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.


                             Annual Report | Page 3

Going forward, we plan to continue to closely monitor the California marketplace and work to improve the structures of both funds to help prepare them for whatever lies ahead. For example, if the inflation outlook remains relatively benign, we will look to capitalize on periods of excess supply by buying some longer maturity bonds with more attractive yields. If we see interest rates beginning to rise, we may look for higher coupon bonds to shorten durations and maintain a relatively defensive portfolio structure.

No matter what happens in the broad municipal market, however, we expect to continue following our overall value-oriented investment approach. By staying with this proven investing philosophy, we believe we have a good opportunity to find strong performing municipal investments that may, over time, reward these funds' shareholders.


Nuveen California Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers              Nuveen California           Nuveen California
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      11,884                        11,385
2/96      13,583                      13,144                        12,592
2/98      15,776                      15,067                        14,434
2/00      16,395                      15,367                        14,722
2/02      19,680                      17,548                        16,811

         _______ Nuveen California Municipa1 Bond Fund (Offer) $16,811

         _______ Nuveen California Municipal Bond Fund (NAV) $17,548

         _______ Lehman Brothers Municipal Bond Index $19,680


Nuveen California Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers   Nuveen California Insured      Nuveen California Insured
      Municipal Bond           Municipal Bond          Municipal Bond
           Index                Fund (NAV)               Fund (Offer)

2/92      10,000                  10,000                     9,580
2/94      12,005                  11,939                    11,437
2/96      13,583                  13,381                    12,819
2/98      15,776                  15,203                    14,565
2/00      16,395                  15,447                    14,798
2/02      19,680                  18,317                    17,547

      _______ Nuveen California Insured Municipal Bond Fund (Offer) $17,547

      _______ Nuveen California Insured Municipal Bond Fund (NAV) $18,317

      _______ Lehman Brothers Municipal Bond Index $19,680

The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


                             Annual Report | Page 4

Fund Spotlight as of 2/28/02               Nuveen California Municipal Bond Fund


Quick Facts
                            A Shares      B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                          $ 10.25       $ 10.24        $ 10.25        $ 10.26
--------------------------------------------------------------------------------
CUSIP                      67065N100     67065N209      67065N308      67065N407
--------------------------------------------------------------------------------
Latest Dividend /1/          $0.0430       $0.0365        $0.0385        $0.0450
--------------------------------------------------------------------------------
Latest Capital Gain /2/      $0.0247       $0.0247        $0.0247        $0.0247
--------------------------------------------------------------------------------
Inception Date                  9/94          3/97           9/94           7/86
--------------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02 /3/
A Shares                         NAV                              Offer
1-Year                           3.82%                           -0.57%
-----------------------------------------------------------------------
5-Year                           4.86%                            3.97%
-----------------------------------------------------------------------
10-Year                          5.79%                            5.34%
-----------------------------------------------------------------------

B Shares                         w/o CDSC                        w/CDSC
1-Year                           3.04%                           -0.90%
-----------------------------------------------------------------------
5-Year                           4.07%                            3.90%
-----------------------------------------------------------------------
10-Year                          5.21%                            5.21%
-----------------------------------------------------------------------

C Shares                         NAV
1-Year                           3.28%
--------------------------------------
5-Year                           4.30%
--------------------------------------
10-Year                          5.14%
--------------------------------------

R Shares                         NAV
1-Year                           4.06%
--------------------------------------
5-Year                           5.06%
--------------------------------------
10-Year                          6.05%
--------------------------------------


Tax-Free Yields
A Shares                         NAV                              Offer
-----------------------------------------------------------------------
SEC 30-Day Yield                 4.10%                            3.93%
-----------------------------------------------------------------------
Taxable-Equivalent Yield /4/     6.46%                            6.19%
-----------------------------------------------------------------------

B Shares                         NAV
SEC 30-Day Yield                 3.35%
--------------------------------------
Taxable-Equivalent Yield /4/     5.28%
--------------------------------------

C Shares                         NAV
SEC 30-Day Yield                 3.55%
--------------------------------------
Taxable-Equivalent Yield /4/     5.59%
--------------------------------------

R Shares                         NAV
SEC 30-Day Yield                 4.30%
--------------------------------------
Taxable-Equivalent Yield /4/     6.77%
--------------------------------------


Annualized Total Returns as of 12/31/01 /3/
A Shares                         NAV                              Offer
1-Year                           2.96%                           -1.41%
-----------------------------------------------------------------------
5-Year                           4.54%                            3.64%
-----------------------------------------------------------------------
10-Year                          5.63%                            5.17%
-----------------------------------------------------------------------

B Shares                         w/o CDSC                        w/CDSC
1-Year                           2.19%                           -1.71%
-----------------------------------------------------------------------
5-Year                           3.77%                            3.60%
-----------------------------------------------------------------------
10-Year                          5.06%                            5.06%
-----------------------------------------------------------------------

C Shares                         NAV
1-Year                           2.42%
--------------------------------------
5-Year                           3.97%
--------------------------------------
10-Year                          4.97%
--------------------------------------

R Shares                         NAV
1-Year                           3.09%
--------------------------------------
5-Year                           4.75%
--------------------------------------
10-Year                          5.89%
--------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                          $ 263,213
---------------------------------------------------------
Average Effective Maturity (Years)                  19.18
---------------------------------------------------------
Average Duration                                     6.40
---------------------------------------------------------


Top Five Sectors /5/
Tax Obligation (Limited)                              23%
---------------------------------------------------------
Healthcare                                            14%
---------------------------------------------------------
Utilities                                             12%
---------------------------------------------------------
Housing (Multifamily)                                 11%
---------------------------------------------------------
U.S. Guaranteed                                       10%
---------------------------------------------------------


Bond Credit Quality /5/
                                               AAA/U.S. Guaranteed           32%
                                               ---------------------------------
                                               AA                             9%
                                               ---------------------------------
                                               A                             21%
          [PIE CHART APPEARS HERE]             ---------------------------------
                                               BBB                           17%
                                               ---------------------------------
                                               NR                            18%
                                               ---------------------------------
                                               Other                          3%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 5

Fund Spotlight as of 2/28/02       Nuveen California Insured Municipal Bond Fund


Quick Facts
                            A Shares      B Shares       C Shares       R Shares
--------------------------------------------------------------------------------
NAV                          $ 10.92        $ 10.94        $ 10.86       $ 10.91
--------------------------------------------------------------------------------
CUSIP                      67065N506      67065N605      67065N704     67065N803
--------------------------------------------------------------------------------
Latest Dividend/1/           $0.0420        $0.0350        $0.0365       $0.0435
--------------------------------------------------------------------------------
Latest Capital Gain/2/       $0.0385        $0.0385        $0.0385       $0.0385
--------------------------------------------------------------------------------
Inception Date                  9/94           3/97           9/94          7/86
--------------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02/3/
A Shares                            NAV                           Offer
1-Year                              5.90%                         1.41%
-----------------------------------------------------------------------
5-Year                              5.54%                         4.63%
-----------------------------------------------------------------------
10-Year                             6.24%                         5.78%
-----------------------------------------------------------------------

B Shares                            w/o CDSC                     w/CDSC
1-Year                              5.18%                         1.18%
-----------------------------------------------------------------------
5-Year                              4.77%                         4.60%
-----------------------------------------------------------------------
10-Year                             5.62%                         5.62%
-----------------------------------------------------------------------

C Shares                            NAV
1-Year                              5.42%
-----------------------------------------
5-Year                              4.97%
-----------------------------------------
10-Year                             5.52%
-----------------------------------------

R Shares                            NAV
1-Year                              6.08%
-----------------------------------------
5-Year                              5.74%
-----------------------------------------
10-Year                             6.46%
-----------------------------------------


Tax-Free Yields
A Shares                            NAV                           Offer
SEC 30-Day Yield                    3.89%                         3.73%
-----------------------------------------------------------------------
Taxable-Equivalent Yield /4/        6.13%                         5.87%
-----------------------------------------------------------------------

B Shares                            NAV
SEC 30-Day Yield                    3.15%
-----------------------------------------
Taxable-Equivalent Yield /4/        4.96%
-----------------------------------------

C Shares                            NAV
SEC 30-Day Yield                    3.35%
-----------------------------------------
Taxable-Equivalent Yield /4/        5.28%
-----------------------------------------

R Shares                            NAV
SEC 30-Day Yield                    4.10%
-----------------------------------------
Taxable-Equivalent Yield /4/        6.46%
-----------------------------------------


Annualized Total Returns as of 12/31/01/3/
A Shares                            NAV                           Offer
1-Year                              3.81%                        -0.56%
-----------------------------------------------------------------------
5-Year                              5.08%                         4.19%
-----------------------------------------------------------------------
10-Year                             6.05%                         5.60%
-----------------------------------------------------------------------

B Shares                            w/o CDSC                     w/CDSC
1-Year                              3.02%                        -0.93%
-----------------------------------------------------------------------
5-Year                              4.32%                         4.15%
-----------------------------------------------------------------------
10-Year                             5.43%                         5.43%
-----------------------------------------------------------------------

C Shares                            NAV
1-Year                              3.24%
-----------------------------------------
5-Year                              4.53%
-----------------------------------------
10-Year                             5.31%
-----------------------------------------

R Shares                            NAV
1-Year                              4.08%
-----------------------------------------
5-Year                              5.30%
-----------------------------------------
10-Year                             6.27%
-----------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                           $ 263,496
----------------------------------------------------------
Average Effective Maturity (Years)                   22.60
----------------------------------------------------------
Average Duration                                      7.42
----------------------------------------------------------


Bond Credit Quality /5/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.


  [PIE CHART APPEARS HERE]                       Insured/U.S. Guaranteed      8%
                                                 Insured                     92%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                             Annual Report | Page 6

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.5%
     $   960 California Educational Facilities Authority,       4/07 at 102.00      Baa2 $  1,021,037
              Revenue Bonds (Pooled College and University
              Projects - Southern California College of
              Optometry), Series 1997B, 6.300%, 4/01/21
       3,115 California Educational Facilities Authority,       6/10 at 101.00      Baa3    3,701,305
              Revenue Bonds (Pooled College and University
              Projects), Series 2000C, 6.750%, 6/01/30
       1,500 California Statewide Community Development        12/06 at 105.00       N/R    1,529,760
              Authority, Certificates of Participation (San
              Diego Space and Science Foundation), Series
              1996, 7.500%, 12/01/26
       4,335 The Regents of the University of California,      11/03 at 102.00       Aa2    4,505,712
              Refunding Certificates of Participation (UCLA
              Central Chiller Cogeneration Facility), Series
              1993, 6.000%, 11/01/21
       1,000 The Regents of the University of California,       1/10 at 101.00       Aa2    1,015,680
              Certificates of Participation (San Diego Campus
              and Sacramento Projects), 2002 Series A, 5.250%,
              1/01/22
-----------------------------------------------------------------------------------------------------
             Healthcare - 12.9%
      18,000 California Health Facilities Financing Authority, 12/09 at 101.00        A3   19,138,140
              Revenue Bonds (Cedars-Sinai Medical Center),
              Series 1999A, 6.125%, 12/01/30
             California Health Facilities Financing Authority,
             Insured Health Facility Revenue Bonds (Small
             Facilities Pooled Loan Program), 1994 Series B:
       3,000   7.400%, 4/01/14                                  4/05 at 102.00        A+    3,448,350
       3,635   7.500%, 4/01/22                                  4/05 at 102.00        A+    4,084,395
       3,370 California Health Facilities Financing Authority,  5/03 at 102.00      BBB+    3,385,839
              Hospital Revenue Bonds (Downey Community
              Hospital), Series 1993, 5.750%, 5/15/15
       1,755 Central Joint Powers Health Financing Authority,   2/03 at 100.00      Baa1    1,600,893
              California, Certificates of Participation
              (Community Hospital of Central California),
              Series 1993, 5.000%, 2/01/23
       2,475 City of Loma Linda, California, Hospital Revenue  12/03 at 102.00       BB-    2,429,683
              Bonds (Loma Linda University Medical Center
              Project), Series 1993-A, 6.000%, 12/01/06
-----------------------------------------------------------------------------------------------------
             Housing/Multifamily - 11.0%
       8,400 ABAG Finance Authority for Nonprofit                 No Opt. Call      BBB-    9,157,428
              Corporations, California, Multifamily Housing
              Revenue Refunding Bonds (United Dominion - Post
              Apartments), 2000 Series B, 6.250%, 8/15/30
              (Mandatory put 8/15/08)
       2,905 California Statewide Communities Development       6/06 at 100.00       AAA    3,019,544
              Authority, Senior Lien Multifamily Housing
              Revenue Bonds (Monte Vista Terrace), Series
              1996A, 6.375%, 9/01/20
       3,775 The Community Redevelopment Agency, City of Los    6/05 at 105.00       AAA    4,209,125
              Angeles, California, Multifamily Housing Revenue
              Refunding Bonds (Angelus Plaza Project), 1995
              Series A, 7.400%, 6/15/10
       3,285 City of Riverside, California, Multifamily         7/02 at 100.00       AAA    3,300,801
              Housing Revenue Bonds (Fannie Mae Pass-through
              Certificate Program - Birchwood Park Apartment
              Project), Series 1992A, 6.500%, 1/01/18
       4,005 City of Riverside, California, Multifamily         7/02 at 100.00       AAA    4,024,264
              Housing Revenue Bonds (Fannie Mae Pass-through
              Certificate Program - Palm Shadows Apartments
              Project), Series 1992A, 6.500%, 1/01/18
       2,080 City of Salinas, California, Housing Facility      7/04 at 102.00       AAA    2,185,206
              Refunding Revenue Bonds (GNMA
              Collateralized--Villa Serra Project), Series
              1994A, 6.500%, 7/20/17
       3,000 Santa Cruz County Housing Authority, California,   7/02 at 100.00       AAA    3,021,540
              Multifamily Housing Refunding Revenue Bonds
              (Fannie Mae Collateralized), Series 1990A,
              7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.9%
       1,205 California Housing Finance Agency, Home Mortgage   2/07 at 102.00       AAA    1,263,912
              Revenue Bonds, 1997 Series B, 6.100%, 2/01/28
              (Alternative Minimum Tax)
       2,850 California Rural Home Mortgage Finance Authority,    No Opt. Call       AAA    3,036,419
              Single Family Mortgage Revenue Bonds
              (Mortgage-Backed Securities Program), 1997
              Series A, 7.000%, 9/01/29 (Alternative Minimum
              Tax)
       7,815 Department of Veterans Affairs, State of           6/05 at 101.00       Aa2    8,220,599
              California, Home Purchase Revenue Bonds, 2000
              Series C, 6.150%, 12/01/27
       1,950 San Bernardino County, California, Single Family    5/07 at 22.57       AAA      323,427
              Home Mortgage Revenue Bonds (Mortgage-Backed
              Securities Program), 1997 Series A, 0.000%,
              5/01/31 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Long-Term Care - 4.2%
    $  7,000 ABAG Finance Authority for Non-Profit             10/07 at 102.00       BB+ $  6,175,190
              Corporations, California, Certificates of
              Participation (American Baptist Homes of the
              West Facilities Project), Series 1997A, 5.850%,
              10/01/27
       2,500 California Statewide Communities Development      11/04 at 102.00        A+    2,745,150
              Authority, Certificates of Participation
              (Solheim Lutheran Home), 6.500%, 11/01/17
       2,000 Chico Redevelopment Agency, California, Insured    8/02 at 101.00        A+    2,023,020
              Certificates of Participation (Sierra Sunrise
              Lodge - Walker Senior Housing Corporation VII),
              Series 1991A, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.2%
       8,500 State of California, Various Purpose General       3/10 at 101.00       AAA    9,126,705
              Obligation Bonds, 5.750%, 3/01/27
       2,000 San Diego Unified School District, California,     7/10 at 100.00       AAA    2,029,700
              General Obligation Bonds (Election of 1998),
              Series B, 5.125%, 7/01/22
-----------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.5%
      1,000  Community Facilities District No. 1997-1, City of  3/06 at 102.00       N/R      980,910
              Brea, California, Special Tax Bonds (Olinda
              Heights Public Improvements), Series 1998,
              5.875%, 9/01/28
             Brentwood Infrastructure Financing Authority,
             Contra Costa County, California, Infrastructure
             Revenue Bonds, Series 1998 (CIFP 98-1):
      1,215    5.750%, 9/02/18                                  3/02 at 103.00       N/R    1,213,068
      2,435    5.875%, 9/02/28                                  3/02 at 103.00       N/R    2,420,414
             Brentwood Infrastructure Financing Authority,
             Contra Costa County, California, Infrastructure
             Revenue Bonds, Series 1999 (CIFP 99-1):
      1,675    6.000%, 9/02/22                                  3/02 at 103.00       N/R    1,726,004
      1,490    6.000%, 9/02/29                                  3/02 at 103.00       N/R    1,529,664
      2,000  Carson Redevelopment Agency, California, Tax      10/03 at 102.00        A-    2,172,160
              Allocation Bonds (Redevelopment Project Area No.
              1), Series 1993, 6.000%, 10/01/16
      2,000  La Mirada Redevelopment Agency, Community         10/08 at 102.00       N/R    1,971,280
              Facilities District No.89-1, California,
              Refunding Special Tax Bonds (Civic Theatre
              Project), Series 1998 (Tax Increment
              Contribution), 5.700%, 10/01/20
      6,215  City of Milpitas, Santa Clara County, California,  3/02 at 103.00       N/R    6,303,439
              Limited Obligation Improvement Bonds (Local
              Improvement District No. 20), 1998 Series A,
              5.700%, 9/02/18
        805  City of Ontario, San Bernardino County,            3/02 at 103.00       N/R      840,517
              California, Limited Obligation Improvement Bonds
              (Assessment District No. 100C - California
              Commerce Center Phase III), 8.000%, 9/02/11
      2,250  Community Facilities District No. 99-1, Orange     8/09 at 102.00       N/R    2,408,175
              County, California, Special Tax Bonds (Ladera
              Ranch), 1999 Series A, 6.700%, 8/15/29
      4,300  Orange County Development Agency, California, Tax  9/03 at 102.00       BBB    4,379,206
              Allocation Revenue Bonds (Santa Ana Heights
              Project Area), Series 1993, 6.125%, 9/01/23
      2,000  Community Facilities District No. 88-1, City of    8/08 at 102.00       N/R    2,171,680
              Poway, California, Special Tax Refunding Bonds
              (Parkway Business Centre), Series 1998, 6.750%,
              8/15/15
      1,645  City of Rancho Cucamonga, Assessment District No.  3/02 at 103.00       N/R    1,689,349
              93-1, Masi Plaza, California, Limited Obligation
              Improvement Bonds, 6.250%, 9/02/22
      1,310  Redding Joint Powers Financing Authority,          6/03 at 102.00        A-    1,354,475
              California, Lease Revenue Bonds (Capital
              Improvement Projects), Series 1993, 6.250%,
              6/01/23
      2,000  Riverside County, California, Mobile Home Park     3/09 at 102.00       N/R    1,829,060
              Revenue Bonds (Bravo Mobile Home Park Project),
              Series 1999B, 5.900%, 3/20/29
      1,000  Laguna Creek Ranch-Elliott Ranch Community        12/07 at 102.00       N/R      996,820
              Facilities District No. 1, Sacramento County,
              California, Improvement Area No. 1 Special Tax
              Refunding Bonds, 5.700%, 12/01/20
      1,640  Consolidated Refunding District 94-3, City of      3/02 at 103.00       N/R    1,709,470
              Salinas, Monterey County, California, Limited
              Obligation Refunding Bonds, Series No. A-181,
              7.400%, 9/02/09
      2,000  San Dimas Housing Authority, California, Mobile    7/08 at 102.00       N/R    1,885,620
              Home Park Revenue Bonds (Charter Oak Mobile Home
              Estates Acquisition Project), Series 1998A,
              5.700%, 7/01/28

--------------------------------------------------------------------------------
8

   Principal                                                     Optional Call                   Market
Amount (000) Description                                           Provisions* Ratings**          Value
-------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  7,090  Redevelopment Agency, City of San Marcos,         10/07 at 102.00        A-   $  7,500,866
              California, Tax Allocation Bonds (Affordable
              Housing Project), Series 1997A, 6.000%, 10/01/27
              (Alternative Minimum Tax)
      3,200  Redevelopment Agency, Seal Beach, California,     12/11 at 102.00         A      3,281,056
              Mobile Home Park Revenue Bonds, Series 2000A,
              5.750%, 12/15/35
      4,000  Shafter Joint Powers Financing Authority,          1/07 at 101.00         A      4,285,120
              California, Lease Revenue Bonds (Community
              Correctional Facility Acquisition Project), 1997
              Series A, 6.050%, 1/01/17
      2,945  City of Stockton, California, Limited Obligation     No Opt. Call       N/R      3,022,984
              Refunding Improvement Bonds (Weber-Sperry
              Ranches Assessment District), Series 22, 5.650%,
              9/02/13
      2,000  Taft Public Financing Authority, California,       1/07 at 101.00         A      2,156,120
              Lease Revenue Bonds (Community Correctional
              Facility Acquisition Project), 1997 Series A,
              6.050%, 1/01/17
      1,500  Vallejo Public Financing Authority, California,      No Opt. Call       N/R      1,571,760
              Limited Obligation Revenue Bonds (Fairgrounds
              Drive Assessment District Refinancing), Series
              1998, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------
             Transportation - 9.7%
      2,000  California Statewide Communities Development         No Opt. Call       N/R      1,080,180
              Authority, Special Facilities Revenue Bonds
              (United Air Lines, Inc. - San Francisco
              International Airport Terminal Projects), Series
              2000A, 5.700%, 10/01/34 (Alternative Minimum
              Tax) (Mandatory put 10/01/10)
      7,150  Foothill-Eastern Transportation Corridor Agency,   1/10 at 100.00      BBB-      6,766,474
              California, Toll Road Revenue Bonds, Series
              1995A, 5.000%, 1/01/35
             Foothill-Eastern Transportation Corridor Agency,
              California, Toll Road Revenue Refunding Bonds,
              Series 1999:
      8,900    0.000%, 1/15/28                                  1/14 at 101.00      BBB-      5,662,981
      2,500    5.750%, 1/15/40                                  1/10 at 101.00      BBB-      2,557,500
             Port of Oakland, California, Revenue Bonds, 2000
              Series K:
      4,700    5.500%, 11/01/09 (Alternative Minimum Tax)         No Opt. Call       AAA      5,206,848
      4,000    5.750%, 11/01/29 (Alternative Minimum Tax)       5/10 at 100.00       AAA      4,194,880
-------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.2%
       7,500 State Public Works Board of California, The       10/02 at 102.00       AAA      7,886,400
              Trustees of the California State University,
              Lease Revenue Bonds (Various California State
              University Projects), 1992 Series A, 6.700%,
              10/01/17 (Pre-refunded to 10/01/02)
       2,505 Harbor Department, City of Los Angeles,                                 AAA      3,200,288
              California, Revenue Bonds, Issue of 1988,
              7.600%, 10/01/18                                    No Opt. Call
       6,505 Merced Irrigation District, California, Revenue    3/03 at 102.00       AAA      6,892,633
              Certificates of Participation (Electric System
              Project), Series 1998, 5.800%, 3/01/15
              (Pre-refunded to 3/01/03)
       6,225 Merced Irrigation District, California,            3/08 at 102.00       AAA      7,642,308
              Subordinated Revenue Certificates of
              Participation (Electric System Project), Series
              2000, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)
       1,100 Public Facilities Corporation, Tulare County,     11/02 at 102.00     A3***      1,165,043
              California, Certificates of Participation (1992
              Financing Project), Series B, 6.875%, 11/15/12
              (Pre-refunded to 11/15/02)
-------------------------------------------------------------------------------------------------------
             Utilities - 12.1%
      12,000 California Pollution Control Financing Authority,  7/07 at 102.00       N/R      1,299,600
              Solid Waste Disposal Revenue Bonds (CanFibre of
              Riverside Project), Tax-Exempt Series 1997A,
              9.000%, 7/01/19 (Alternative Minimum Tax)#
       3,000 California Statewide Communities Development      12/04 at 102.00       N/R      2,672,670
              Authority, Refunding Certificates of
              Participation (Rio Bravo Fresno Project), 1999
              Series A, 6.300%, 12/01/18
             Department of Water and Power, City of Los
              Angeles, California, Power System Revenue Bonds,
              2001
             Series A1:
       5,000   5.250%, 7/01/15                                  7/11 at 100.00       Aa3      5,379,900
      10,000   5.250%, 7/01/21                                  7/11 at 100.00       AAA     10,308,300
       6,705 Merced Irrigation District, California, Electric   9/05 at 102.00       N/R      6,777,012
              System Refunding Revenue Bonds (Electric System
              Project), Series 2001, 6.850%, 9/01/36
       3,500 Puerto Rico Industrial, Tourist, Educational,      6/10 at 101.00      Baa2      3,647,455
              Medical and Environmental Control Facilities
              Financing Authority, Cogeneration Facility
              Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
              (Alternative Minimum Tax)
       1,660 Salinas Valley Solid Waste Authority, California,  8/02 at 102.00       BBB      1,662,922
              Revenue Bonds, Series 1997, 5.800%, 8/01/27
              (Alternative Minimum Tax)

--------------------------------------------------------------------------------
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer - 1.6%
   $   1,670 Sacramento County Sanitation Districts Financing  12/10 at 101.00        AA $  2,422,452
              Authority, California, Residual Interest
              Certificates (Sacramento Regional County
              Sanitation District), Series 694R-A, 15.320%,
              12/01/10 (IF)
       1,385 Sacramento County Sanitation Districts Financing  12/10 at 101.00        AA    1,830,914
              Authority, California, Residual Interest
              Certificates (Sacramento Regional County
              Sanitation District), Series 694R-B, 13.670%,
              12/01/11 (IF)
-----------------------------------------------------------------------------------------------------
    $262,135 Total Investments (cost $256,451,054) - 97.8%                                257,378,801
-----------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.3%
    $    800 California Statewide Community Development
------------  Authority, Revenue Bonds (Fremont-Rideout Health
              Group), Variable Rate Demand Bonds, Series
              2001A, 1.250%, 1/01/31+                                                A-1      800,000
             ----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.9%                                           5,034,592
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $263,213,393
             ----------------------------------------------------------------------------------------

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
         ***Securities are backed by an escrow or trust containing sufficient
            U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
         #  Non-income producing security. On January 1, 2002, CFR Holdings,
            Inc. (an entity formed by Nuveen for the benefit of the Nuveen
            Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
         N/RInvestment is not rated.
        (IF)Inverse floating rate security.
         + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2002

   Principal                                                                Optional Call                  Market
Amount (000) Description                                                      Provisions* Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.3%

   $   5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $   5,133,300
              Revenue Bonds (California Loan Program), Series 2001A,
              5.400%, 3/01/21 (Alternative Minimum Tax)

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA     1,059,376
              California, Auxiliary Organization Bonds, Series 2001,
              5.350%, 6/01/31

       5,000 Bond Finance Authority, Long Beach, California, Lease        11/11 at 101.00       AAA     5,120,800
              Revenue Refunding Bonds (The Aquarium of the South
              Pacific), 5.250%, 11/01/30
-----------------------------------------------------------------------------------------------------------------
             Healthcare - 8.2%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA     2,030,340
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA     4,171,600
              Certificates of Participation (Members of the Sutter
              Health Obligated Group), 5.500%, 8/15/31

       8,500 California Statewide Communities Development Authority,       8/02 at 102.00       AAA     8,807,955
              Certificates of Participation (Members of the Sutter
              Health Obligated Group), 6.125%, 8/15/22

       6,000 City of Oakland, California, Insured Revenue Bonds (1800      1/10 at 100.00       AAA     6,545,280
              Harrison Foundation - Kaiser Permanente), Series 1999A,
              6.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.9%

             California Statewide Communities Development Authority,
             Senior Multifamily Housing Revenue Bonds (Westgate
             Courtyards Apartments Project), Series 2001-X1:
       1,000  5.200%, 12/01/16                                            12/11 at 100.00       AAA     1,014,750
       4,180  5.420%, 12/01/34                                            12/11 at 100.00       AAA     4,198,476

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa     7,755,498
              Residential Care Revenue Bonds (GNMA Collateralized -
              Canoga Care Centre Project), 2000 Series A, 7.500%,
              11/20/35

       3,025 Community Redevelopment Agency, City of Los Angeles,          6/05 at 105.00       AAA     3,372,875
              California, Multifamily Housing Revenue Refunding Bonds
              (Angelus Plaza Project), 1995 Series A, 7.400%, 6/15/10

       3,865 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA     3,897,505
              Revenue Bonds (GNMA Mortgage-Backed Securities Program -
              Park Plaza West Senior Apartments Project), Series 2001B,
              5.400%, 1/20/31

       2,400 City of Napa, California, Mortgage Revenue Refunding Bonds    7/02 at 102.00       AAA     2,458,200
              (FHA-Insured Mortgage Loan - Creekside Park Apartments
              Project), Series 1992A, 6.625%, 7/01/24

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds    7/04 at 101.00       AAA     2,079,180
              (FHA-Insured Mortgage Loan - Creekside Park Apartments
              Project II), Series 1994A, 6.625%, 7/01/25

       1,285 Santa Cruz County Housing Authority, California,              7/09 at 102.00       AAA     1,297,028
              Multifamily Housing Revenue Bonds (GNMA Collateralized -
              Northgate Apartments), 1999 Series A, 5.500%, 7/20/40
-----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.3%

       4,750 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA     4,975,293
              Bonds, 1997 Series A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       3,760 California Housing Finance Agency, Home Mortgage Revenue      8/07 at 102.00       AAA     3,952,362
              Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum
              Tax)

       1,075 California Housing Finance Agency, Home Mortgage Revenue      2/06 at 102.00       AAA     1,125,224
              Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum
              Tax)

      22,655 California Housing Finance Agency, Home Mortgage Revenue       8/09 at 31.59       AAA     4,540,062
              Bonds, 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum
              Tax)

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA     1,274,163
             Bonds, 2001 Series L, 5.150%, 8/01/17

             Department of Veterans Affairs, California, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 (WI, settling 3/06/02)                      6/12 at 101.00       AAA     3,563,630
       5,000  5.350%, 12/01/27 (WI, settling 3/06/02)                      6/12 at 101.00       AAA     5,073,550

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                                                              Optional Call
Amount (000) Description                                                                                    Provisions* Ratings**
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.7%

   $  31,000 State of California, Various Purpose General Obligation                                     3/10 at 101.00       AAA
             Bonds, 5.750%, 3/01/27

             Golden West Schools Financing Authority, California,
             Revenue Bonds (School District
             General Obligation Refunding Program), 1998 Series A:
      1,500   0.000%, 2/01/19                                                                             8/13 at 70.93       AAA
      2,650   0.000%, 8/01/19                                                                             8/13 at 68.56       AAA
      2,755   0.000%, 8/01/20                                                                             8/13 at 63.85       AAA
      1,430   0.000%, 2/01/21                                                                             8/13 at 61.70       AAA
      2,855   0.000%, 8/01/21                                                                             8/13 at 59.63       AAA

      3,040                                                                                                No Opt. Call       AAA
              Sulphur Springs Union School District, Los Angeles County, California, General Obligation
              Bonds (Election of 1991), Series A, 0.000%, 9/01/15
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.1%

      1,225  Redevelopment Agency, City of Barstow, California, Tax                                        No Opt. Call       AAA
              Allocation Bonds (Central Redevelopment Project),
              1994 Series A, 7.000%, 9/01/14

      7,005  Big Bear Lake Financing Authority, San Bernardino County,                                   8/05 at 102.00       AAA
              California, Tax Allocation
              Refunding Revenue Bonds, Series 1995, 6.300%, 8/01/25

      1,180  Capistrano Unified School District, Orange County,                                          8/10 at 101.00       AAA
              California, General Obligation Bonds
              (School Facilities Improvement District No.1), Series A,
              5.875%, 8/01/20

      6,990  Chino Unified School District, California, Certificates of                                  9/05 at 102.00       AAA
              Participation (1995 Master Lease Program), 6.125%, 9/01/26

        850  Redevelopment Agency, City of Concord, California, Tax                                      7/02 at 100.00       AAA
              Allocation Bonds
              (Central Concord Redevelopment Project), Series 1988-2,
              7.875%, 7/01/07

      6,150  Redevelopment Agency, City of Moorpark, California, Tax                                    10/12 at 102.00       AAA
              Allocation Bonds (Moorpark
              Redevelopment Project), Series 2001, 5.125%, 10/01/31

      7,040  Norwalk Community Facilities Financing Authority, Los                                       9/05 at 102.00       AAA
              Angeles County, California, Tax Allocation
              Refunding Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

      5,120  Orange County, California, Recovery Certificates of                                         7/06 at 102.00       AAA
              Participation, Series A, 6.000%, 7/01/26

     14,050  Paramount Redevelopment Agency, Los Angeles County,                                           No Opt. Call       AAA
              California, Compound Interest Tax Allocation
              Refunding Bonds (Redevelopment Project Area No. 1), Issue
              of 1998, 0.000%, 8/01/26

             Puerto Rico Public Finance Corporation, Commonwealth
             Appropriation Bonds, Series 2001A:
      5,000   5.000%, 8/01/29                                                                            8/11 at 100.00       AAA
      2,000   5.000%, 8/01/31                                                                            8/11 at 100.00       AAA

      8,000  County of Riverside Asset Leasing Corporation, California,                                  6/12 at 101.00       AAA
              Leasehold Revenue Bonds (Riverside County Hospital
              Project), 1997 Series B, 5.000%, 6/01/19

             Redevelopment Agency, City and County of San Francisco,
             California, Lease Revenue Bonds (George R. Moscone
             Convention Center), Series 1994:
      2,250   6.800%, 7/01/19                                                                            7/04 at 102.00       AAA
      1,000   6.750%, 7/01/24                                                                            7/04 at 102.00       AAA

     16,505  Santa Ana Unified School District, Orange County,                                             No Opt. Call       AAA
              California, Certificates of Participation (1999 Financing
              Project), 0.000%, 4/01/29

      1,490  Public Financing Authority, Tulare, California, Lease                                      10/07 at 102.00       AAA
              Revenue Bonds (Capital Facilities Project), Series 1997,
              5.125%, 10/01/22
----------------------------------------------------------------------------------------------------------------------------------
             Transportation - 11.8%

      6,500  Foothill-Eastern Transportation Corridor Agency,                                            1/10 at 100.00       AAA
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

      3,255  Foothill-Eastern Transportation Corridor Agency,                                            1/10 at 101.00       AAA
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40

      2,000  Port of Oakland, California, Revenue Bonds, 2000 Series K,                                  5/10 at 100.00       AAA
              5.750%, 11/01/29 (Alternative Minimum Tax)

                                                                                                  Market
Description                                                                                        Value
--------------------------------------------------------------------------------------------------------
Tax Obligation/General - 14.7%

State of California, Various Purpose General Obligation                                    $  33,285,630
Bonds, 5.750%, 3/01/27

Golden West Schools Financing Authority, California,
Revenue Bonds (School District
General Obligation Refunding Program), 1998 Series A:
 0.000%, 2/01/19                                                                                577,170
 0.000%, 8/01/19                                                                                985,641
 0.000%, 8/01/20                                                                                946,866
 0.000%, 2/01/21                                                                                472,858
 0.000%, 8/01/21                                                                                912,372

                                                                                               1,592,291
 Sulphur Springs Union School District, Los Angeles County, California, General Obligation
 Bonds (Election of 1991), Series A, 0.000%, 9/01/15
--------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 25.1%

Redevelopment Agency, City of Barstow, California, Tax                                         1,551,279
 Allocation Bonds (Central Redevelopment Project),
 1994 Series A, 7.000%, 9/01/14

Big Bear Lake Financing Authority, San Bernardino County,                                      7,821,573
 California, Tax Allocation
 Refunding Revenue Bonds, Series 1995, 6.300%, 8/01/25

Capistrano Unified School District, Orange County,                                             1,298,956
 California, General Obligation Bonds
 (School Facilities Improvement District No.1), Series A,
 5.875%, 8/01/20

Chino Unified School District, California, Certificates of                                     7,461,476
 Participation (1995 Master Lease Program), 6.125%, 9/01/26

Redevelopment Agency, City of Concord, California, Tax                                           868,964
 Allocation Bonds
 (Central Concord Redevelopment Project), Series 1988-2,
 7.875%, 7/01/07

Redevelopment Agency, City of Moorpark, California, Tax                                        6,206,580
 Allocation Bonds (Moorpark
 Redevelopment Project), Series 2001, 5.125%, 10/01/31

Norwalk Community Facilities Financing Authority, Los                                          7,490,349
 Angeles County, California, Tax Allocation
 Refunding Revenue Bonds, 1995 Series A, 6.050%, 9/01/25

Orange County, California, Recovery Certificates of                                            5,775,974
 Participation, Series A, 6.000%, 7/01/26

Paramount Redevelopment Agency, Los Angeles County,                                            3,711,589
 California, Compound Interest Tax Allocation
 Refunding Bonds (Redevelopment Project Area No. 1), Issue
 of 1998, 0.000%, 8/01/26

Puerto Rico Public Finance Corporation, Commonwealth
Appropriation Bonds, Series 2001A:
 5.000%, 8/01/29                                                                              4,996,100
 5.000%, 8/01/31                                                                              1,995,340

County of Riverside Asset Leasing Corporation, California,                                     8,098,240
 Leasehold Revenue Bonds (Riverside County Hospital
 Project), 1997 Series B, 5.000%, 6/01/19

Redevelopment Agency, City and County of San Francisco,
California, Lease Revenue Bonds (George R. Moscone
Convention Center), Series 1994:
 6.800%, 7/01/19                                                                              2,516,310
 6.750%, 7/01/24                                                                              1,117,230

Santa Ana Unified School District, Orange County,                                              3,750,431
 California, Certificates of Participation (1999 Financing
 Project), 0.000%, 4/01/29

Public Financing Authority, Tulare, California, Lease                                          1,510,502
 Revenue Bonds (Capital Facilities Project), Series 1997,
 5.125%, 10/01/22
--------------------------------------------------------------------------------------------------------
Transportation - 11.8%

Foothill-Eastern Transportation Corridor Agency,                                               6,418,945
 California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
 1/01/35

Foothill-Eastern Transportation Corridor Agency,                                               3,477,024
 California, Toll Road Refunding Revenue Bonds, Series
 1999, 5.750%, 1/15/40

Port of Oakland, California, Revenue Bonds, 2000 Series K,                                     2,097,440
 5.750%, 11/01/29 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
12

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Transportation (continued)

   $  1,290  Airports Commission of the City and County of San            1/08 at 101.00       AAA $  1,305,196
              Francisco, California, Special Facilities Lease Revenue
              Bonds (San Francisco International Airport - SFO Fuel
              Company L.L.C.), Series 1997A, 5.250%, 1/01/22
              (Alternative Minimum Tax)

      5,000  Airports Commission of the City and County of San            1/08 at 102.00       AAA    4,908,000
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 15A, 5.000%,
              5/01/28 (Alternative Minimum Tax)

      3,470  Airports Commission of the City and County of San            5/08 at 101.00       AAA    3,621,014
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax)

      1,320  Airports Commission of the City and County of San            1/08 at 102.00       AAA    1,426,643
              Francisco, California, Special Facilities Lease Revenue
              Bonds (San Francisco International Airport - SFO Fuel
              Company L.L.C.), Series 2000A, 6.100%, 1/01/20
              (Alternative Minimum Tax)

        625  Airports Commission of the City and County of San            5/10 at 101.00       AAA      630,169
              Francisco, California, Second Series Revenue Bonds
              (San Francisco International Airport), Issue 26B, 5.000%,
              5/01/21

      5,000  Airports Commission of the City and County of San            5/11 at 100.00       AAA    5,037,650
              Francisco, California, Second Series Revenue Refunding
              Bonds (San Francisco International Airport), Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax)

      2,000  Southern California Rapid Transit District, Certificates of  7/02 at 102.00       AAA    2,051,000
              Participation (Workers Compensation Funding Program),
              7.500%, 7/01/05
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.7%

      3,500  City of Big Bear Lake, California, Water Revenue Refunding   4/02 at 102.00       AAA    3,586,030
              Bonds, Series 1992, 6.375%, 4/01/22 (Pre-refunded to
              4/01/02)

      3,000  Gilroy Unified School District, Santa Clara County,          9/04 at 102.00       AAA    3,377,370
              California, Certificates of Participation, Series of 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04)

      3,500  Modesto Irrigation District Financing Authority,             9/02 at 102.00       AAA    3,654,560
              California, Revenue Bonds (Domestic Water Project), Series
              1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)

      6,070  City of Sacramento Unified School District, Sacramento       7/09 at 102.00       Aaa    7,193,130
              County, California, General Obligation Bonds, Series
              2000A, 6.000%, 7/01/29 (Pre-refunded to 7/01/09)

      2,500  Transportation Authority, San Bernardino County,             3/02 at 102.00       AAA    2,555,100
              California, Sales Tax Revenue Bonds (Limited Tax),
              1992 Series A, 6.000%, 3/01/10
---------------------------------------------------------------------------------------------------------------
             Utilities - 5.6%

      5,000  California Pollution Control Financing Authority, Pollution  4/11 at 102.00       AAA    5,186,200
              Control Refunding Revenue Bonds (Pacific Gas and Electric
              Company), 1996A Remarketed, 5.350%, 12/01/16 (Alternative
              Minimum Tax)

      1,000  California Pollution Control Financing Authority, Pollution  9/09 at 101.00       AAA    1,021,200
              Control Revenue Refunding Bonds, 1999 Series B, 5.450%,
              9/01/29

      3,500  Northern California Power Agency, Revenue Bonds              7/08 at 101.00       AAA    3,547,180
              (Hydroelectric Project Number One), 1998 Refunding
              Series A, 5.125%, 7/01/23

      1,750  Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/12 at 101.00       AAA    1,771,210
              2002 Series II, 5.125%, 7/01/26

      3,000  City of Shasta Lake, California, Certificates of             4/05 at 102.00       AAA    3,312,810
              Participation, Series 1996-2, 6.000%, 4/01/16
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.0%

      3,070  California Special District Finance Program, Jurupa          9/10 at 100.00       AAA    3,113,070
              Community Services District Water and Wastewater Revenue
              Bonds (Certificates of Participation), Series 2001NN,
              5.250%, 9/01/32

      2,500  Metropolitan Water District of Southern California, Water    7/06 at 100.00       AAA    2,433,500
              Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

--------------------------------------------------------------------------------
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                              Optional Call                 Market
Amount (000) Description                                                    Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

  $   5,000  Public Facilities Financing Authority, City of San Diego,   5/05 at 101.00       AAA $  4,996,200
              California, Sewer Revenue Bonds, Series 1995,
              5.000%, 5/15/25
---------------------------------------------------------------------------------------------------------------
   $302,736. Total Investments (cost $249,028,302) - 100.6%                                        265,110,809
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.6)%                                                 (1,614,497)
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $263,496,312
             -------------------------------------------------------------------------------------------------

            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient
            U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
        (WI)Security purchased on a when-issued basis.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

Statement of Assets and Liabilities
February 28, 2002


                                                                                                               California
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                         $257,378,801
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value      800,000
Cash                                                                                                                   --
Receivables:
  Interest                                                                                                      4,759,746
  Investments sold                                                                                              1,331,550
  Shares sold                                                                                                     141,995
Other assets                                                                                                          982
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                              264,413,074
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                    204,758
Payables:
  Investments purchased                                                                                                --
  Shares redeemed                                                                                                 124,452
Accrued expenses:
  Management fees                                                                                                 109,330
  12b-1 distribution and service fees                                                                              27,249
  Other                                                                                                            93,772
Dividends payable                                                                                                 640,120
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                           1,199,681
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,213,393
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                   $ 53,077,534
Shares outstanding                                                                                              5,177,965
Net asset value and redemption price per share                                                               $      10.25
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)    $      10.70
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                   $ 15,012,372
Shares outstanding                                                                                              1,465,660
Net asset value, offering and redemption price per share                                                     $      10.24
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                   $ 14,918,440
Shares outstanding                                                                                              1,455,877
Net asset value, offering and redemption price per share                                                     $      10.25
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                   $180,205,047
Shares outstanding                                                                                             17,564,388
Net asset value, offering and redemption price per share                                                     $      10.26
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                            $261,926,932
  Undistributed (over-distribution of) net investment income                                                      299,581
  Accumulated net realized gain from investment transactions                                                       59,133
  Net unrealized appreciation of investments                                                                      927,747
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,213,393
--------------------------------------------------------------------------------------------------------------------------

                                                                                                               California
                                                                                                                  Insured
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                         $265,110,809
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value           --
Cash                                                                                                            3,794,470
Receivables:
  Interest                                                                                                      3,850,825
  Investments sold                                                                                                     --
  Shares sold                                                                                                     174,825
Other assets                                                                                                        1,427
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                              272,932,356
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                         --
Payables:
  Investments purchased                                                                                         8,493,750
  Shares redeemed                                                                                                 115,517
Accrued expenses:
  Management fees                                                                                                 109,122
  12b-1 distribution and service fees                                                                              30,765
  Other                                                                                                            94,259
Dividends payable                                                                                                 592,631
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                           9,436,044
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,496,312
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                   $ 70,068,280
Shares outstanding                                                                                              6,414,625
Net asset value and redemption price per share                                                               $      10.92
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)    $      11.40
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                   $ 18,984,929
Shares outstanding                                                                                              1,736,109
Net asset value, offering and redemption price per share                                                     $      10.94
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                   $ 11,794,087
Shares outstanding                                                                                              1,086,437
Net asset value, offering and redemption price per share                                                     $      10.86
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                   $162,649,016
Shares outstanding                                                                                             14,901,595
Net asset value, offering and redemption price per share                                                     $      10.91
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                            $246,286,697
  Undistributed (over-distribution of) net investment income                                                      (43,832)
  Accumulated net realized gain from investment transactions                                                    1,170,940
  Net unrealized appreciation of investments                                                                   16,082,507
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                   $263,496,312
--------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

Statement of Operations
Year Ended February 28, 2002

                                                                                   California
                                                                      California      Insured
----------------------------------------------------------------------------------------------
Investment Income                                                    $15,874,200  $13,978,243
----------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,428,768    1,378,211
12b-1 service fees - Class A                                             102,053      132,000
12b-1 distribution and service fees - Class B                            135,840      156,411
12b-1 distribution and service fees - Class C                            113,558       70,806
Shareholders' servicing agent fees and expenses                          209,487      171,811
Custodian's fees and expenses                                             67,791       76,323
Trustees' fees and expenses                                                4,574        6,139
Professional fees                                                         35,372       10,371
Shareholders' reports - printing and mailing expenses                     29,248       30,375
Federal and state registration fees                                        3,440        5,194
Portfolio insurance expense                                                   --        8,585
Other expenses                                                            11,679       11,513
----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             2,141,810    2,057,739
  Custodian fee credit                                                   (33,607)     (49,979)
----------------------------------------------------------------------------------------------
Net expenses                                                           2,108,203    2,007,760
----------------------------------------------------------------------------------------------
Net investment income                                                 13,765,997   11,970,483
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                           611,583    4,221,395
Net change in unrealized appreciation or depreciation of investments  (4,445,371)  (1,465,034)
----------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (3,833,788)   2,756,361
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 9,932,209  $14,726,844
----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16

Statement of Changes in Net Assets

                                                                                              California
                                                                                     ---------------------------
                                                                                        Year Ended    Year Ended
                                                                                           2/28/02       2/28/01
------------------------------------------------------------------------------------ -------------  ------------
Operations
Net investment income                                                                $  13,765,997  $ 14,927,270
Net realized gain from investment transactions                                             611,583       769,280
Net change in unrealized appreciation or depreciation of investments                    (4,445,371)   10,019,386
------------------------------------------------------------------------------------ -------------  ------------
Net increase in net assets from operations                                               9,932,209    25,715,936
------------------------------------------------------------------------------------ -------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                               (2,634,896)   (2,791,484)
  Class B                                                                                 (626,178)     (568,693)
  Class C                                                                                 (703,757)     (756,352)
  Class R                                                                               (9,858,920)  (10,888,533)
From accumulated net realized gains from investment transactions:
  Class A                                                                                 (124,848)           --
  Class B                                                                                  (33,434)           --
  Class C                                                                                  (38,154)           --
  Class R                                                                                 (436,302)           --
------------------------------------------------------------------------------------ -------------  ------------
Decrease in net assets from distributions to shareholders                              (14,456,489)  (15,005,062)
------------------------------------------------------------------------------------ -------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                        23,638,562    32,612,844
Net proceeds from shares issued to shareholders due to reinvestment of distributions     8,213,777     8,112,074
------------------------------------------------------------------------------------ -------------  ------------
                                                                                        31,852,339    40,724,918
Cost of shares redeemed                                                                (33,088,490)  (44,983,816)
------------------------------------------------------------------------------------ -------------  ------------
Net increase (decrease) in net assets from Fund share transactions                      (1,236,151)   (4,258,898)
------------------------------------------------------------------------------------ -------------  ------------
Net increase (decrease) in net assets                                                   (5,760,431)    6,451,976
Net assets at the beginning of year                                                    268,973,824   262,521,848
                                                                                     -------------  ------------
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $ 263,213,393  $268,973,824
------------------------------------------------------------------------------------ -------------  ------------
Undistributed (over-distribution of) net investment income at the end of year        $     299,581  $    274,327
------------------------------------------------------------------------------------ -------------  ------------

                                                                                         California Insured
                                                                                     --------------------------
                                                                                       Year Ended    Year Ended
                                                                                          2/28/02       2/28/01
------------------------------------------------------------------------------------ ------------  ------------
Operations
Net investment income                                                                $ 11,970,483  $ 11,943,237
Net realized gain from investment transactions                                          4,221,395        81,161
Net change in unrealized appreciation or depreciation of investments                   (1,465,034)   14,826,137
------------------------------------------------------------------------------------ ------------  ------------
Net increase in net assets from operations                                             14,726,844    26,850,535
------------------------------------------------------------------------------------ ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                              (3,128,381)   (2,875,463)
  Class B                                                                                (649,512)     (507,197)
  Class C                                                                                (391,515)     (337,486)
  Class R                                                                              (7,960,327)  (8,380,147 )
From accumulated net realized gains from investment transactions:
  Class A                                                                                (244,843)           --
  Class B                                                                                 (65,417)           --
  Class C                                                                                 (39,488)           --
  Class R                                                                                (573,352)           --
------------------------------------------------------------------------------------ ------------  ------------
Decrease in net assets from distributions to shareholders                             (13,052,835)  (12,100,293)
------------------------------------------------------------------------------------ ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                       35,085,492    26,653,039
Net proceeds from shares issued to shareholders due to reinvestment of distributions    7,601,945     6,916,102
------------------------------------------------------------------------------------ ------------  ------------
                                                                                       42,687,437    33,569,141
Cost of shares redeemed                                                               (27,697,706)  (29,779,149)
------------------------------------------------------------------------------------ ------------  ------------
Net increase (decrease) in net assets from Fund share transactions                     14,989,731     3,789,992
------------------------------------------------------------------------------------ ------------  ------------
Net increase (decrease) in net assets                                                  16,663,740    18,540,234
Net assets at the beginning of year                                                   246,832,572   228,292,338
                                                                                     ------------  ------------
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $263,496,312  $246,832,572
------------------------------------------------------------------------------------ ------------  ------------
Undistributed (over-distribution of) net investment income at the end of year        $    (43,832) $     32,696
------------------------------------------------------------------------------------ ------------  ------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, California Insured had outstanding when-issued purchase commitments of $8,493,750. There were no such outstanding purchase commitments in California.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-
 distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of


--------------------------------------------------------------------------------
18
the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest rate paid on the floating rate security. California Insured did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                          California
                               California    Insured
                           -------------------------
                                  $83,008    $82,724
                           -------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                          California
                               California    Insured
                           -------------------------
                                  $12,677    $19,951
                           -------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.



--------------------------------------------------------------------------------
19

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/02                   2/28/01
                                                  ------------------------  ------------------------
                                                      Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,347,583  $ 13,796,339   1,358,387  $ 13,908,219
  Class B                                            321,993     3,287,333     509,898     5,254,094
  Class C                                            314,040     3,215,457     788,369     8,103,303
  Class R                                            325,625     3,339,433     516,006     5,347,228
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            121,469     1,246,240     108,338     1,109,390
  Class B                                             19,822       203,125      18,267       186,905
  Class C                                             31,070       318,700      26,252       268,538
  Class R                                            627,669     6,445,712     638,758     6,547,241
-----------------------------------------------------------------------------------------------------
                                                   3,109,271    31,852,339   3,964,275    40,724,918
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,332,616)  (13,599,925) (1,277,532)  (13,073,695)
  Class B                                           (300,298)   (3,074,386)   (135,742)   (1,385,073)
  Class C                                           (240,175)   (2,434,019)   (975,564)  (10,065,669)
  Class R                                         (1,362,667)  (13,980,160) (1,991,059)  (20,459,379)
-----------------------------------------------------------------------------------------------------
                                                  (3,235,756)  (33,088,490) (4,379,897)  (44,983,816)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (126,485) $ (1,236,151)   (415,622) $ (4,258,898)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/02                   2/28/01
                                                  ------------------------  ------------------------
                                                      Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,582,640  $ 17,270,497   1,544,970  $ 16,293,740
  Class B                                            675,722     7,363,789     338,675     3,579,514
  Class C                                            544,611     5,898,763     259,795     2,707,646
  Class R                                            419,874     4,552,443     387,241     4,072,139
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            161,488     1,755,795     147,326     1,548,493
  Class B                                             26,570       289,369      19,390       203,817
  Class C                                             28,485       307,879      21,865       228,187
  Class R                                            483,212     5,248,902     470,719     4,935,605
-----------------------------------------------------------------------------------------------------
                                                   3,922,602    42,687,437   3,189,981    33,569,141
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,206,794)  (13,161,717)   (917,949)   (9,583,987)
  Class B                                           (208,063)   (2,246,136)   (185,586)   (1,936,098)
  Class C                                           (181,235)   (1,948,835)   (234,097)   (2,467,249)
  Class R                                           (954,172)  (10,341,018) (1,507,335)  (15,791,815)
-----------------------------------------------------------------------------------------------------
                                                  (2,550,264)  (27,697,706) (2,844,967)  (29,779,149)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,372,338  $ 14,989,731     345,014  $  3,789,992
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0430     $.0420
                     Class B                .0365      .0350
                     Class C                .0385      .0365
                     Class R                .0450      .0435
                   -----------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                           California
                                              California      Insured
          -----------------------------------------------------------
          Purchases:
            Long-term municipal securities   $16,732,730 $107,562,720
            Short-term municipal securities    2,800,000   10,000,000
          Sales and maturities:
            Long-term municipal securities    18,017,188  101,622,483
            Short-term municipal securities    2,000,000   10,000,000
          -----------------------------------------------------------

5. Income Tax Information
The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $257,155,369 $249,016,781
                 ---------------------------------------------

                                                               California
                                                  California      Insured
     ---------------------------------------------------------------------
     Gross unrealized appreciation              $ 15,021,824  $16,334,929
     Gross unrealized depreciation               (13,998,392)    (240,901)
     ---------------------------------------------------------------------
     Net unrealized appreciation on investments $  1,023,432  $16,094,028
     ---------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                   California
                                                        California    Insured
  ----------------------------------------------------------------------------
  Undistributed (overdistribution of) tax-exempt income   $203,896 $ (135,854)
  Undistributed ordinary income *                               --     68,430
  Undistributed long-term capital gains                     59,133  1,183,011
  ----------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                               California
                                                   California     Insured
       ------------------------------------------------------------------
       Distributions from tax-exempt income       $13,822,178 $12,129,735
       Distributions from ordinary income *           134,338          --
       Distributions from long-term capital gains     499,973     923,100
       ------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.


--------------------------------------------------------------------------------
21

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5500 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      California
                                           California    Insured
                ------------------------------------------------
                Sales charges collected      $143,024   $178,132
                Paid to authorized dealers    136,771    178,132
                ------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Commission advances   $163,319   $382,946
                   -----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   12b-1 fees retained   $155,537   $164,435
                   -----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                               California
                                    California    Insured
                      -----------------------------------
                      CDSC retained    $84,061    $90,521
                      -----------------------------------



--------------------------------------------------------------------------------
22

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


  CALIFORNIA


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
--------------- --------- ------- ----------  -----  -------  -------  -----  ------ ---------  --------
Class A (9/94)
     2002          $10.42    $.53      $(.15) $ .38    $(.53)   $(.02) $(.55) $10.25      3.82% $ 53,078
     2001           10.01     .57        .41    .98     (.57)      --   (.57)  10.42      9.99    52,540
     2000           10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)   48,560
     1999           10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89      5.28    36,568
     1998           10.58     .55        .37    .92     (.55)    (.04)  (.59)  10.91      8.87    29,125
Class B (3/97)
     2002           10.41     .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04    15,012
     2001           10.00     .49        .41    .90     (.49)      --   (.49)  10.41      9.23    14,825
     2000           10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)   10,318
     1999           10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89      4.44     7,353
     1998(d)        10.56     .46        .41    .87     (.47)    (.04)  (.51)  10.92      8.39     2,324
Class C (9/94)
     2002           10.42     .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28    14,918
     2001           10.01     .51        .41    .92     (.51)      --   (.51)  10.42      9.42    14,077
     2000           10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)   15,132
     1999           10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90      4.70    10,353
     1998           10.58     .49        .38    .87     (.49)    (.04)  (.53)  10.92      8.36     4,061
Class R (7/86)
     2002           10.43     .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06   180,205
     2001           10.02     .59        .41   1.00     (.59)      --   (.59)  10.43     10.23   187,532
     2000           10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)  188,512
     1999           10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91      5.50   220,109
     1998           10.61     .57        .36    .93     (.57)    (.04)  (.61)  10.93      8.99   216,309
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                  Before Credit/          After          After Credit/
                   Reimbursement     Reimbursement(b)   Reimbursement(c)
  CALIFORNIA    ------------------  -----------------  -----------------
                             Ratio              Ratio              Ratio
                            of Net             of Net             of Net
                           Invest-            Invest-            Invest-
                Ratios of     ment  Ratio of     ment  Ratio of     ment
                 Expenses   Income  Expenses   Income  Expenses   Income
                       to       to        to       to        to       to
                  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended            Net      Net       Net      Net       Net      Net   Turnover
February 28/29,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------- ---------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
     2002             .88%    5.15%      .88%    5.15%      .87%    5.16%         6%
     2001             .88     5.52       .88     5.52       .87     5.53         39
     2000             .86     5.32       .86     5.32       .85     5.33         31
     1999             .90     4.97       .90     4.97       .90     4.97         34
     1998             .90     5.11       .90     5.11       .90     5.11         45
Class B (3/97)
     2002            1.63     4.41      1.63     4.41      1.62     4.42          6
     2001            1.63     4.77      1.63     4.77      1.62     4.78         39
     2000            1.61     4.56      1.61     4.56      1.60     4.56         31
     1999            1.65     4.23      1.65     4.23      1.65     4.23         34
     1998(d)         1.66*    4.31*     1.66*    4.31*     1.66*    4.31*        45
Class C (9/94)
     2002            1.43     4.60      1.43     4.60      1.42     4.61          6
     2001            1.43     4.97      1.43     4.97      1.42     4.98         39
     2000            1.41     4.75      1.41     4.75      1.40     4.76         31
     1999            1.45     4.43      1.45     4.43      1.45     4.43         34
     1998            1.45     4.56      1.45     4.56      1.45     4.56         45
Class R (7/86)
     2002             .68     5.35       .68     5.35       .67     5.37          6
     2001             .68     5.72       .68     5.72       .67     5.73         39
     2000             .66     5.47       .66     5.47       .65     5.48         31
     1999             .71     5.16       .71     5.16       .71     5.16         34
     1998             .70     5.31       .70     5.31       .70     5.31         45
------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                             -------------------------  -------------------------


CALIFORNIA INSURED


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-             Net                    Ending
                                         Net Invest-       ment         Invest-                       Net
                                       Asset    ment       Gain            ment  Capital            Asset     Total
Year Ended February 28/29,             Value  Income     (Loss)  Total   Income    Gains    Total   Value Return(a)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                 $10.85    $.51      $ .12  $ .63    $(.52)   $(.04)   $(.56) $10.92      5.90%
 2001                                  10.19     .52        .67   1.19     (.53)      --     (.53)  10.85     11.98
 2000                                  11.10     .53       (.92)  (.39)    (.52)      --     (.52)  10.19     (3.52)
 1999                                  11.06     .52        .06    .58     (.53)    (.01)**  (.54)  11.10      5.31
 1998                                  10.70     .54        .36    .90     (.54)      --     (.54)  11.06      8.66
Class B (3/97)
 2002                                  10.86     .43        .12    .55     (.43)    (.04)    (.47)  10.94      5.18
 2001                                  10.20     .45        .66   1.11     (.45)      --     (.45)  10.86     11.14
 2000                                  11.11     .45       (.92)  (.47)    (.44)      --     (.44)  10.20     (4.26)
 1999                                  11.06     .44        .06    .50     (.44)    (.01)**  (.45)  11.11      4.61
 1998(d)                               10.67     .45        .40    .85     (.46)      --     (.46)  11.06      8.13
Class C (9/94)
 2002                                  10.78     .44        .13    .57     (.45)    (.04)    (.49)  10.86      5.42
 2001                                  10.13     .46        .66   1.12     (.47)      --     (.47)  10.78     11.32
 2000                                  11.03     .47       (.91)  (.44)    (.46)      --     (.46)  10.13     (4.03)
 1999                                  10.98     .46        .06    .52     (.46)    (.01)**  (.47)  11.03      4.81
 1998                                  10.63     .47        .35    .82     (.47)      --     (.47)  10.98      7.96
Class R (7/86)
 2002                                  10.84     .53        .11    .64     (.53)    (.04)    (.57)  10.91      6.08
 2001                                  10.18     .54        .67   1.21     (.55)      --     (.55)  10.84     12.18
 2000                                  11.08     .55       (.91)  (.36)    (.54)      --     (.54)  10.18     (3.27)
 1999                                  11.04     .54        .06    .60     (.55)    (.01)**  (.56)  11.08      5.49
 1998                                  10.68     .56        .36    .92     (.56)      --     (.56)  11.04      8.86
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                                Before Credit/         After          After Credit/
                                                                Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA INSURED                                             -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,            (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                              $ 70,068      .87%    4.64%      .87%    4.64%      .85%    4.66%        40%
 2001                                63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                52,014      .88     5.02       .88     5.02       .88     5.02         44
 1999                                47,300      .93     4.72       .93     4.72       .93     4.72         25
 1998                                36,203      .90     4.93       .90     4.93       .90     4.93         26
Class B (3/97)
 2002                                18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
 1999                                 8,825     1.68     3.96      1.68     3.96      1.68     3.96         25
 1998(d)                              2,967     1.66*    4.16*     1.66*    4.16*     1.66*    4.16*        26
Class C (9/94)
 2002                                11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                 7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                 6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
 1999                                 6,994     1.48     4.17      1.48     4.17      1.48     4.17         25
 1998                                 3,226     1.45     4.37      1.45     4.37      1.45     4.37         26
Class R (7/86)
 2002                               162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                               162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                               158,816      .68     5.20       .68     5.20       .68     5.20         44
 1999                               185,428      .74     4.92       .74     4.92       .74     4.92         25
 1998                               191,554      .70     5.14       .70     5.14       .70     5.14         26
---------------------------------------------------------------------------------------------------------------

*  Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen California and Nuveen California Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen California and Nuveen California Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002


--------------------------------------------------------------------------------
25

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                  Year First
Name,                       Position(s)           Elected or           Principal Occupation(s)              Number of Portfolios
Birthdate                   Held with             Appointed and        Including other Directorships        in Fund Complex
and Address                 the Fund              Term of Office       During Past 5 Years                  Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

--------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)  Chairman of the           1994             Chairman and Director (since                  129
3/28/1949                   Board, President          Term             July 1996) of The John Nuveen
333 W. Wacker Drive         and Trustee            Indefinite(2)       Company, Nuveen Investments,
Chicago, IL 60606                                                      Nuveen Advisory Corp. and
                                                                       Nuveen Institutional Advisory Corp.;
                                                                       prior thereto, Executive Vice
                                                                       President and Director of The John
                                                                       Nuveen Company and Nuveen
                                                                       Investments; Director (since 1992)
                                                                       and Chairman (since 1996) of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.; Chairman and Director
                                                                       (since January 1997) of Nuveen Asset
                                                                       Management, Inc.; Director (since 1996)
                                                                       of Institutional Capital Corporation;
                                                                       Chairman and Director (since 1999)
                                                                       of Rittenhouse Financial Services Inc.;
                                                                       Chief Executive Officer (since
                                                                       September 1999) of Nuveen Senior Loan
                                                                       Asset Management Inc.

Trustees who are not interested persons of the Funds:

--------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee                   1997             Private Investor and Management               112
8/22/1940                                             Term             Consultant.
333 W. Wacker Drive                                Indefinite(2)
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee                   1993             Retired (August 1989) as Senior               112
7/29/1934                                             Term             Vice President of The Northern
333 W. Wacker Drive                                Indefinite(2)       Trust Company.
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee                   1994             Retired (2002); formerly,                     112
1/26/1933                                             Term             Executive Director (since 1998)
333 W. Wacker Drive                                Indefinite(2)       of Manitoga (Center for Russel
Chicago, IL 60606                                                      Wright's Design with Nature);
                                                                       prior thereto, President and
                                                                       Chief Executive Officer of
                                                                       Blanton-Peale Institutes of
                                                                       Religion and Health (since
                                                                       December 1990); prior thereto,
                                                                       Vice President, Metropolitan
                                                                       Life Insurance Co.

--------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Trustee                  1991             Adjunct Professor of Business                 112
4/3/1933                                              Term             and Economics, University of
333 W. Wacker Drive                                Indefinite(2)       Dubuque, Iowa; Director, Executive
Chicago, IL 60606                                                      Service Corps of Chicago (not-for-profit);
                                                                       Director, Hadley School for the Blind
                                                                       (not-for-profit); formerly (1991-2000)
                                                                       Adjunct Professor, Lake Forest Graduate
                                                                       School of Management, Lake Forest,
                                                                       Illinois; prior thereto, Executive
                                                                       Director, Towers Perrin Australia,
                                                                       a management consulting firm; Chartered
                                                                       Financial Analyst; Certified
                                                                       Management Consultant.

--------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Trustee                  1997             Senior Partner and Chief Operating            112
9/24/1944                                             Term             Officer, Miller-Valentine Group,
333 W. Wacker Drive                                Indefinite(2)       Vice President, Miller-Valentine
Chicago, IL 60606                                                      Realty, a development and contract
                                                                       company; Chair, Miami Valley
                                                                       Hospital; Vice Chair, Miami Valley
                                                                       Economic Development Coalition;
                                                                       formerly, Member, Community Advisory
                                                                       Board, National City Bank, Dayton,
                                                                       Ohio; and Business Advisory Council,
                                                                       Cleveland Federal Reserve Bank.

--------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Trustee                  1997             Executive Director, Gaylord and                112
12/29/1947                                            Term             Dorothy Donnelley Foundation
333 W. Wacker Drive                                Indefinite(2)       (since 1994); prior thereto, Executive
Chicago, IL 60606                                                      Director, Great Lakes Protection Fund
                                                                       (from 1990 to 1994).

------------------------------------------------------------------------------------------------------------------------------------
                                               Year First
Name,                    Position(s)           Elected or    Principal Occupation(s)                            Number of Portfolios
Birthdate                 Held with          Appointed and   Including other Directorships                         in Fund Complex
and Address               the Fund           Term of Office  During Past 5 Years                                 Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President           2002       Vice President (since January 2002), formerly,               129
2/3/1966                                                     Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                          Associate of Nuveen Investments.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan          Vice President           2002       Vice President (since January 2002), formerly,               127
11/10/1966                                                   Assistant Vice President, of Nuveen
333 W. Wacker Drive                                          Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President and       1999       Vice President of Nuveen Investments (since                  129
11/28/1967               Treasurer                           January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                          President (from January 1997); formerly,
Chicago, IL 60606                                            Associate of Nuveen Investments; Vice President
                                                             and Treasurer (since September 1999) of Nuveen
                                                             Senior Loan Asset Management Inc.; Chartered
                                                             Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern        Vice President           1997       Vice President of Nuveen Advisory                            127
6/26/1957                                                    Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto         Vice President           2001       Vice President of Nuveen Advisory Corp. (since               129
9/8/1954                                                     August 2001); previously, Vice President of
333 W. Wacker Drive                                          Van Kampen Investment Advisory Corp.
Chicago, IL 60606                                            (since 1998); prior thereto, Assistant Vice
                                                             President of Van Kampen Investment Advisory
                                                             Corp.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President           2002       Vice President (since January 2002), formerly                129
9/24/1964                                                    Assistant Vice President and Assistant General
333 W. Wacker Drive                                          Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                            Assistant Vice President and Assistant Secretary
                                                             (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp.; prior thereto,
                                                             Associate at the law firm D'Ancona Partners LLC
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President           1998       Vice President of Nuveen Investments; Vice                   129
10/24/1945                                                   President (since January 1998) of Nuveen
333 W. Wacker Drive                                          Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                            Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President           1995       Managing Director of Nuveen Advisory Corp.                   127
3/2/1964                                                     and Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                          (since February 2001); prior thereto, Vice President
Chicago, IL 60606                                            of Nuveen Advisory Corp.; Nuveen Institutional
                                                             Advisory Corp.; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President           1998       Vice President of Nuveen Investments and                     129
5/31/1954                                                    (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                          President (since September 1999) of Nuveen
Chicago, IL 60606                                            Senior Loan Management Inc.; Certified Public
                                                             Accountant.
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Vice President           1992       Vice President of Nuveen Advisory Corp.;                     127
7/5/1955                                                     Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Trustees and Officers (continued)
====================================================================================================================================
                                               Year First
Name,                        Position(s)       Elected or    Principal Occupation(s)                            Number of Portfolios
Birthdate                     Held with      Appointed and   Including other Directorships                         in Fund Complex
and Address                   the Fund       Term of Office  During Past 5 Years                                 Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber         Vice President            1997      Vice President of Nuveen Institutional Advisory              127
3/26/1963                                                    Corp. (since March 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa          Vice President            1990      Vice President of Nuveen Advisory Corp.                      127
President
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President            2000      Vice President (since March 2000) of Nuveen                  129
3/22/1963                                                    Investments, previously Assistant Vice President
333 W. Wacker Drive                                          (since January 1999); prior thereto, Associate
Chicago, IL 60606                                            of Nuveen Investments; Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and        1992      Vice President, Assistant Secretary and Assistant            129
7/27/1951                Assistant Secretary                 General Counsel of Nuveen Investments; Vice
333 W. Wacker Drive                                          President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp.; Vice
                                                             President and Assistant Secretary of The John Nuveen
                                                             Company and Nuveen Asset Management, Inc.; Vice
                                                             President and Assistant Secretary (since September
                                                             1999) of Nuveen Senior Loan Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV      Vice President             1996     Managing Director (since September 1997),                    129
7/7/1965                                                     previously Vice President of Nuveen Advisory Corp.
333 W. Wacker Drive                                          and Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                            Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy  Vice President             2002     Vice President (since January  2002), formerly,              127
9/4/1960                                                     Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                          Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.  Vice President             1982     Vice President of Nuveen Advisory Corp. and                  127
7/31/1951                                                    Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                          Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Vice President and         1992     Managing Director (since January 2002; formerly              129
9/9/1956                 Secretary                           Vice President), Assistant Secretary and Associate
333 W. Wacker Drive                                          General Counsel, formerly Assistant General Counsel,
Chicago, IL 60606                                            of Nuveen Investments; Managing Director (since
                                                             January 2002; formerly Vice President) and Assistant
                                                             Secretary of Nuveen Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp.; Vice President and
                                                             Assistant Secretary of The John Nuveen Company;
                                                             Managing Director (since January 2002; formerly
                                                             Vice President) and Assistant Secretary (since
                                                             September 1999) of Nuveen Senior Loan Asset
                                                             Management Inc.; Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Trustees serve an indefinite term until his/her successor is elected.

--------------------------------------------------------------------------------
Fund Information
================================================================================

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787





NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving

Investors

For Generations


John Nuveen, Sr.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN INVESTMENTS

                                                                          Nuveen
                                                                     Investments

Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2002

Dependable, tax-free income to help you keep more of what you earn.

[PHOTOS APPEAR HERE]

                                        Nuveen Massachusetts Municipal Bond Fund
                                Nuveen Massachusetts Insured Municipal Bond Fund

Less mail more freedom with online fund reports

There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do

================================================================================

If your Nuveen Fund dividends are PAID TO YOUR BROKERAGE ACCOUNT, follow the steps outlined below:

1.   Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1.   Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.


Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review these pages. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.

Sincerely,

/s/ Tim Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002

================================================================================

Dear Shareholder
Portfolio Manager's Comments ................................2
Massachusetts Spotlight Page ................................5
Massachusetts Insured Spotlight Page ........................6
Portfolio of Investments ....................................7
Statement of Assets and Liabilities ........................13
Statement of Operations ....................................14
Statement of Changes in Net Assets .........................15
Notes to Financial Statements ..............................16
Financial Highlights .......................................21
Report of Independent Public Accountants ...................23
Trustees and Officers ......................................26
Fund Information ...........................................29

                             Annual Report | Page 1

--------------------------------------------------------------------------------
Portfolio Manager's Comments

Tom Futrell, Portfolio Manager

Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds
================================================================================
Q. What market environment did the funds experience during the last 12 months?
A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest-rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects--as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

These budgetary pressures were certainly felt in Massachusetts, which saw its tax revenues decline by 7 percent in 2001. Meanwhile, expensive construction projects such as Boston's Big Dig continued, putting further stress on the state's finances. Yet despite weak pockets, Massachusetts's economy kept pace with that of other states and weathered the economic downturn reasonably well. Solid demand for Massachusetts municipal bonds matched an increase in supply of 4 percent in 2001 over the previous year's total.

Q. How did the funds perform during the fiscal year ended February 28, and what factors influenced the funds' returns?
A. The Massachusetts Municipal Bond Fund returned 5.86 percent for the one year period ended February 28, 2002 (Class A shares at net asset value), a result that was in line with the Lipper Massachusetts Municipal Debt Funds1 category average, which returned 5.72 percent during the same time period. The Massachusetts Insured Municipal Bond Fund outperformed that same peer group, returning 5.67 percent (Class A shares at net asset value).

As an additional point of comparison, both funds underperformed the Lehman Brothers Municipal Bond Index/2/, which measures municipal bond performance nationwide and returned 6.84 percent during the period.

One factor that influenced performance in both funds--and especially in the Massachusetts Municipal Bond Fund--was a sizeable weighting in healthcare bonds, which were among the best performers in the municipal marketplace during the last 12 months. As of the end of the period, the noninsured fund's portfolio was 19 percent invested in healthcare bonds, while 13 percent of the insured fund's portfolio was invested in that sector. Also helping performance was our decision to invest in attractively valued longer-duration bonds to replace holdings that matured or otherwise left the portfolios.

Q. What strategies were underlying your management of the funds during the year?
A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating may be lower

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 56 funds in the Lipper Massachusetts Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 2
than deserved. Similarly, we look to sell those securities we believe may be overvalued.

In the Nuveen Massachusetts Municipal Bond Fund, our trading activity was relatively modest. We focused on keeping the fund fully invested and sought opportunities in areas of the economy we thought could improve overall total returns. For example, we invested in some healthcare bonds, which, as previously mentioned, were strong performers during the past 12 months. In late 2001 we bought some bonds issued by the Massachusetts Health and Educational Facilities Authority for Cape Cod Healthcare, Inc., a sole community provider consisting of a hospital and two nursing homes in Hyannis. Nuveen Research determined that this nonrated bond offered strong value potential, encouraging us to invest in it. Besides focusing on the healthcare sector, we also found value opportunities in some federally insured housing bonds as well as in high-quality tax-backed securities, which we believed offered attractive yields.

In the Nuveen Massachusetts Insured Municipal Bond Fund, meanwhile, we looked primarily to bonds with maturities between 15 and 20 years, an area of the yield curve we thought may provide fund shareholders with the greatest future value. Yield spreads in this maturity range were extremely tight compared to those of shorter bonds, and we thought the longer bonds would benefit if spreads eventually returned to historical norms. In particular, we looked to "cushion bonds," bonds with relatively high coupon payments, that because of an early call date, are less sensitive to interest-rate changes. For example, we initiated a purchase in bonds issued by the Massachusetts Development Finance Authority for the SEMASS Partnership Facility in southeastern Massachusetts. The issuer is a plant that converts waste to energy. Nuveen Research had followed this issue for years and determined that the facility's strong operating history and long-term contracts with Commonwealth Electric made it a compelling investment.

Q. What is your outlook for the municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and would likely lead them to issue more debt to fund needed projects. We think this added supply will be found in Massachusetts as well as elsewhere; if so, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

                               Morningstar Ratings
                                  as of 2/28/02

                  Nuveen Massachusetts Municipal Bond Fund /1,2/
                 Overall rating among 1,651 municipal bond funds
                                       ****

              Nuveen Massachusetts Insured Municipal Bond Fund /1,3/
                 Overall rating among 1,651 municipal bond funds
                                       ****

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen Massachusetts Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen Massachusetts Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen Massachusetts Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Annual Report | Page 3

--------------------------------------------------------------------------------
On the other hand, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest-rate policy could push municipal bond yields higher, particularly with respect to shorter-maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong-performing municipal investments that may, over time, reward the funds' shareholders.
================================================================================
Nuveen Massachusetts Municipal Bond Fund Growth of an Assumed
$10,000 Investment*

                         [Mountain Chart Appears Here]

      Lehman Brothers           Nuveen Massachusetts        Nuveen Massachusetts
      Municipal Bond              Municipal Bond               Municipal Bond
           Index                    Fund (NAV)                  Fund (Offer)

2/92      10,000                      10,000                        9,580
2/94      12,005                      12,043                       11,537
2/96      13,583                      13,410                       12,847
2/98      15,776                      15,082                       14,448
2/00      16,395                      15,335                       14,691
2/02      19,680                      17,912                       17,160

         _______ Nuveen Massachusetts Municipal Bond Fund (Offer) $17,160

         _______ Nuveen Massachusetts Municipal Bond Fund (NAV) $17,912

         _______ Lehman Brothers Municipal Bond Index $19,680


Nuveen Massachusetts Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                         [Mountain Chart Appears Here]


      Lehman Brothers           Nuveen Massachusetts       Nuveen Massachusetts
      Municipal Bond           Insured Municipal Bond     Insured Municipal Bond
           Index                    Fund (NAV)                  Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      11,968                        11,466
2/96      13,583                      13,308                        12,749
2/98      15,776                      14,819                        14,197
2/00      16,395                      15,114                        14,479
2/02      19,680                      17,716                        16,972

    _______ Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $16,972

    _______ Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $17,716

    _______ Lehman Brothers Municipal Bond Index $19,680
--------------------------------------------------------------------------------
     The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

     . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02            Nuveen Massachusetts Municipal Bond Fund
================================================================================
Quick Facts

                             A Shares     B Shares     C Shares      R Shares
-----------------------------------------------------------------------------
NAV                             $9.75        $9.77        $9.69         $9.73
-----------------------------------------------------------------------------
CUSIP                       67065N845    67065N837    67065N829     67065N811
-----------------------------------------------------------------------------
Latest Dividend/1/            $0.0395      $0.0335      $0.0350       $0.0410
-----------------------------------------------------------------------------
Inception Date                   9/94         3/97        10/94         12/86
-----------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                               NAV       Offer
1-Year                                5.86%      1.46%
------------------------------------------------------
5-Year                                4.99%      4.10%
------------------------------------------------------
10-Year                               6.00%      5.55%
------------------------------------------------------

B Shares                           w/o CDSC     w/CDSC
1-Year                                4.96%      0.96%
------------------------------------------------------
5-Year                                4.25%      4.08%
------------------------------------------------------
10-Year                               5.39%      5.39%
------------------------------------------------------

C Shares                               NAV
1-Year                                5.20%
------------------------------------------------------
5-Year                                4.44%
------------------------------------------------------
10-Year                               5.30%
------------------------------------------------------

R Shares                               NAV
1-Year                                5.96%
------------------------------------------------------
5-Year                                5.19%
------------------------------------------------------
10-Year                               6.21%
------------------------------------------------------

Tax-Free Yields

A Shares                               NAV       Offer
SEC 30-Day Yield                      4.02%      3.85%
------------------------------------------------------
Taxable-Equivalent Yield/3/           6.05%      5.79%
------------------------------------------------------

B Shares                               NAV
SEC 30-Day Yield                      3.29%
------------------------------------------------------
Taxable-Equivalent Yield/3/           4.95%
------------------------------------------------------

C Shares                               NAV
SEC 30-Day Yield                      3.48%
------------------------------------------------------
Taxable-Equivalent Yield/3/           5.23%
------------------------------------------------------

R Shares                               NAV
SEC 30-Day Yield                      4.23%
------------------------------------------------------
Taxable-Equivalent Yield/3/           6.36%
------------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                               NAV       Offer
1-Year                                4.83%      0.47%
------------------------------------------------------
5-Year                                4.76%      3.87%
------------------------------------------------------
10-Year                               5.84%      5.39%
------------------------------------------------------

B Shares                           w/o CDSC     w/CDSC
1-Year                                4.16%      0.17%
------------------------------------------------------
5-Year                                4.05%      3.88%
------------------------------------------------------
10-Year                               5.24%      5.24%
------------------------------------------------------

C Shares                               NAV
1-Year                                4.27%
------------------------------------------------------
5-Year                                4.18%
------------------------------------------------------
10-Year                               5.14%
------------------------------------------------------

R Shares                               NAV
1-Year                                5.03%
------------------------------------------------------
5-Year                                4.98%
------------------------------------------------------
10-Year                               6.06%
------------------------------------------------------

Portfolio Statistics

Fund Net Assets ($000)                        $102,113
------------------------------------------------------
Average Effective Maturity (Years)               21.79
------------------------------------------------------
Average Duration                                  7.46
------------------------------------------------------

Top Five Sectors/4/

Healthcare                                         19%
------------------------------------------------------
Housing (Multifamily)                              15%
------------------------------------------------------
Long-Term Care                                     15%
------------------------------------------------------
Tax Obligation (General)                           14%
------------------------------------------------------
Education and Civic Organizations                  11%
------------------------------------------------------
[Pie Chart Appears Here]

Bond Credit Quality/4/

AAA/U.S. Guaranteed           50%
AA                            19%
A                             15%
BBB                           13%
NR                             3%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

 2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

 4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 5

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02    Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================
Quick Facts

                          A Shares       B Shares       C Shares      R Shares
------------------------------------------------------------------------------
NAV                         $10.36         $10.37         $10.35        $10.38
------------------------------------------------------------------------------
CUSIP                    67065N795      67065N787      67065N779     67065N761
------------------------------------------------------------------------------
Latest Dividend/1/         $0.0410        $0.0345        $0.0360       $0.0425
------------------------------------------------------------------------------
Latest Capital Gain/2/     $0.0181        $0.0181        $0.0181       $0.0181
------------------------------------------------------------------------------
Inception Date                9/94           3/97           9/94         12/86
------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/3/

A Shares                               NAV        Offer
1-Year                                5.67%       1.25%
-------------------------------------------------------
5-Year                                5.06%       4.15%
-------------------------------------------------------
10-Year                               5.89%       5.44%
-------------------------------------------------------

B Shares                           w/o CDSC      w/CDSC
1-Year                                4.87%       0.87%
-------------------------------------------------------
5-Year                                4.28%       4.12%
-------------------------------------------------------
10-Year                               5.29%       5.29%
-------------------------------------------------------

C Shares                               NAV
1-Year                                5.17%
-------------------------------------------------------
5-Year                                4.50%
-------------------------------------------------------
10-Year                               5.21%
-------------------------------------------------------

R Shares                               NAV
1-Year                                5.95%
-------------------------------------------------------
5-Year                                5.28%
-------------------------------------------------------
10-Year                               6.13%
-------------------------------------------------------

Tax-Free Yields

A Shares                               NAV        Offer
-------------------------------------------------------
SEC 30-Day Yield                      3.60%       3.45%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           5.41%       5.19%
-------------------------------------------------------

B Shares                               NAV
SEC 30-Day Yield                      2.85%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           4.29%
-------------------------------------------------------

C Shares                               NAV
SEC 30-Day Yield                      3.05%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           4.59%
-------------------------------------------------------

R Shares                               NAV
SEC 30-Day Yield                      3.79%
-------------------------------------------------------
Taxable-Equivalent Yield/4/           5.70%
-------------------------------------------------------

Annualized Total Returns as of 12/31/01/3/

A Shares                               NAV        Offer
1-Year                                4.15%      -0.23%
-------------------------------------------------------
5-Year                                4.66%       3.75%
-------------------------------------------------------
10-Year                               5.64%       5.18%
-------------------------------------------------------

B Shares                           w/o CDSC      w/CDSC
1-Year                                3.36%      -0.60%
-------------------------------------------------------
5-Year                                3.87%       3.70%
-------------------------------------------------------
10-Year                               5.05%       5.05%
-------------------------------------------------------

C Shares                               NAV
1-Year                                3.55%
-------------------------------------------------------
5-Year                                4.08%
-------------------------------------------------------
10-Year                               4.96%
-------------------------------------------------------

R Shares                               NAV
1-Year                                4.32%
-------------------------------------------------------
5-Year                                4.86%
-------------------------------------------------------
10-Year                               5.89%
-------------------------------------------------------

Portfolio Statistics

Fund Net Assets ($000)                          $81,202
-------------------------------------------------------
Average Effective Maturity (Years)                21.99
-------------------------------------------------------
Average Duration                                   6.75
-------------------------------------------------------

Bond Credit Quality/5/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

[Pie Chart Appears Here]

Insured/U.S. Guaranteed              6%
U.S. Guaranteed                      2%
Insured                             92%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

 2 Paid December 3, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

 3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

 5 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 6

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2002


   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.5%

   $  3,000  Massachusetts Development Finance Agency, Revenue Bonds,     3/09 at 101.00         A $  2,952,300
              Curry College 1999 Issue, Series A, 5.500%, 3/01/29

      2,000  Massachusetts Development Finance Agency, Revenue Bonds,     1/10 at 101.00       BBB    2,099,500
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, 1999 Series B, 6.625%, 7/01/20

      1,000  Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA-    1,096,020
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

      1,000  Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA    1,033,540
              Revenue Bonds, Suffolk University Issue, Series B, 6.350%,
              7/01/22

         30  Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       AAA       30,717
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21

      2,290  Massachusetts Industrial Finance Agency, Revenue and         7/05 at 102.00       AAA    2,510,985
              Refunding Bonds (Lesley College Project), 1995 Series A,
              6.300%, 7/01/25
---------------------------------------------------------------------------------------------------------------
             Healthcare - 18.5%

        500  Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       N/R      501,370
              Revenue Bonds (Cardinal Cushing General Hospital), Series
              1989, 8.875%, 7/01/18

        750  Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA      775,538
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25

      1,000  Massachusetts Health and Educational Facilities Authority,   7/03 at 102.00       AAA    1,030,250
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15

      2,500  Massachusetts Health and Educational Facilities Authority,   2/04 at 102.00       Aa2    2,731,775
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series B, 6.000%, 2/15/25

      1,500  Massachusetts Health and Educational Facilities Authority,   7/08 at 101.00       AAA    1,391,775
              Revenue Bonds, Harvard Pilgrim Healthcare Issue, Series A,
              4.750%, 7/01/22

      3,000  Massachusetts Health and Educational Facilities Authority,   7/10 at 101.00       BBB    3,098,190
              Revenue Bonds, Winchester Hospital Issue, Series E,
              6.750%, 7/01/30

      2,785  Massachusetts Health and Educational Facilities Authority,   7/11 at 101.00       AA-    2,844,627
              Revenue Bonds, Partners Healthcare System Issue, Series C,
              5.750%, 7/01/32

      1,710  Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA    1,676,416
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

      3,000  Massachusetts Health and Educational Facilities Authority,  11/11 at 101.00        AA    2,957,100
              Revenue Bonds (Cape Cod Healthcare Inc.), Series 2001C,
              5.250%, 11/15/31

      1,000  Massachusetts Health and Educational Facilities Authority,   1/12 at 101.00        A-      984,310
              Revenue Bonds (Covenant Health Systems Obligated Group),
              Series 2002, 6.000%, 7/01/31

      1,000  Massachusetts Health and Educational Facilities Authority,   8/12 at 100.00       AAA    1,005,660
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.4%

        900  Boston-Mount Pleasant Housing Development Corporation,       8/02 at 102.00       AAA      922,500
              Massachusetts, Multifamily Housing Refunding Revenue
              Bonds, Series 1992A, 6.750%, 8/01/23

      1,115  Framingham Housing Authority, Massachusetts, Refunding       8/10 at 105.00       AAA    1,224,136
              Revenue Bonds (GNMA Collateralized - Beaver Terrace
              Apartments Project), Series 2000A, 6.350%, 2/20/32

      3,000  Massachusetts Development Finance Agency, Assisted Living   12/09 at 102.00       N/R    3,035,460
              Revenue Bonds (Prospect House Apartments), Series 1999,
              7.000%, 12/01/31 (Alternative Minimum Tax)

      2,000  Massachusetts Development Finance Agency, Assisted Living    6/11 at 105.00       AAA    2,231,080
              Facility Revenue Bonds (GNMA Collateralized - Haskell
              House on Parker Hill Project), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)

      3,700  Massachusetts Housing Finance Agency, Housing Project        4/03 at 102.00        A+    3,922,333
              Revenue Bonds, Series 1993A Refunding, 6.375%, 4/01/21

      1,000  Massachusetts Housing Finance Agency, Residential           11/02 at 102.00       AAA    1,029,270
              Development Bonds (Section 8 Assisted), 1992 Series E,
              6.250%, 11/15/14

--------------------------------------------------------------------------------
7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $  1,000  Massachusetts Housing Finance Agency, Residential             5/02 at 102.00       AAA $  1,022,880
              Development Bonds, 1992 Series D, 6.875%, 11/15/21

      1,000  Massachusetts Industrial Finance Agency, Revenue Refunding    1/08 at 102.00       AAA    1,045,100
              Bonds (FHA-Insured Mortgage Loan -  Hudner Associates
              Projects), 5.650%, 1/01/22

      1,250  Somerville Housing Authority, Massachusetts, Mortgage         5/02 at 100.00       AAA    1,257,875
              Revenue Bonds (GNMA Collateralized - Clarendon Hill Towers
              Project), Series 1990, 7.950%, 11/20/30
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

      2,000  Massachusetts Housing Finance Agency, Single Family           6/10 at 100.00        AA    2,015,620
              Mortgage Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 15.0%

      1,790  Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA    1,852,919
              May Institute Issue, Series 1999, 5.750%, 9/01/24

      2,900  Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A    3,026,527
              Northern Berkshire Community Services, Inc. Issue, 1999
              Series A, 6.250%, 8/15/29

        885  Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA      915,081
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13

      3,285  Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00       Aa2    3,785,240
              Revenue Refunding Bonds (FHA-Insured Project), Youville
              Hospital Issue, Series A, 6.250%, 2/15/41

        355  Massachusetts Industrial Finance Agency, Assisted Living      8/08 at 105.00       AAA      376,790
              Facility Revenue Bonds (GNMA Collateralized - TNG Draper
              Place Project), Series 1998, 5.400%, 8/20/12 (Alternative
              Minimum Tax)

      2,020  Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA    2,033,574
              Facility Revenue Bonds (GNMA Collateralized - The Arbors
              at Taunton Project), Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

      2,500  Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00        A+    2,434,950
              Facilities Revenue Bonds (Jewish Geriatric Services Inc.
              Obligated Group), Series 1997B, 5.500%, 5/15/27

        895  Massachusetts Industrial Finance Agency, Revenue Bonds        2/06 at 102.00       AAA      931,301
              (FHA-Insured Project), Heights Crossing Limited
              Partnership Issue, Series 1995, 6.000%, 2/01/15
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.4%

        490  Town of Barnstable, Massachusetts, General Obligation         9/04 at 102.00        AA      542,553
              Bonds, 5.750%, 9/15/14

      1,090  Town of Brookline, Massachusetts, General Obligation Bonds,   4/10 at 101.00       Aaa    1,162,027
              Series 2000, 5.375%, 4/01/17

             Town of Deerfield, Massachusetts, General Obligation School
             Bonds of 1992 (School Project Loan Act of 1948)
             (Bank-Qualified Unlimited Tax):
        420   6.200%, 6/15/09                                              6/02 at 102.00        A1      434,162
        415   6.250%, 6/15/10                                              6/02 at 102.00        A1      428,994

      1,145  Town of Falmouth, Massachusetts, General Obligation Bonds,    2/12 at 101.00        AA    1,163,767
              Series 2002, 5.000%, 2/01/19

        750  City of Holyoke, Massachusetts, General Obligation           11/02 at 102.00      BBB+      788,963
              Refunding Bonds, 7.000%, 11/01/08

      1,335  Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa    1,366,065
              Series 1999, 5.125%, 6/15/19

      2,500  Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA    3,111,700
              Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

        600  Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA      588,498
              Transportation System Bonds, 1997 Series D, 5.000%, 3/01/27

      1,250  Commonwealth of Massachusetts, General Obligation Bonds       2/10 at 101.00       AAA    1,441,725
              (Consolidated Loan), 2000 Series A, 6.000%, 2/01/14

      1,490  Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA    1,565,781
              Series 2002, 5.250%, 2/15/18

      1,005  City of Taunton, Massachusetts, General Obligation Bonds        No Opt. Call         A    1,061,551
              (Electric Loan Act of 1969), 8.000%, 2/01/03

      1,000  City of Worcester, Massachusetts, General Obligation Bonds,   8/02 at 102.00        A-    1,039,400
              6.000%, 8/01/04
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 0.9%

        800  Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA      904,376
              Bonds (Malden Public Library Project), Series 1994,
              7.250%, 1/01/15

--------------------------------------------------------------------------------
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Transportation - 6.4%

   $  1,950  Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA $  1,883,954
              Bonds (Delta Air Lines Inc. Project), Series 2001A,
              5.000%, 1/01/27 (Alternative Minimum Tax)

             Massachusetts Turnpike Authority, Metropolitan Highway
              System Revenue Bonds, 1997 Series A (Senior):
     10,000   0.000%, 1/01/29                                                No Opt. Call       AAA    2,380,100
      2,320   5.000%, 1/01/37                                              1/07 at 102.00       AAA    2,229,311
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.2%

             City of Attleboro, Massachusetts, General Obligation Bonds:
        450   6.250%, 1/15/10 (Pre-refunded to 1/15/03)                    1/03 at 102.00     A3***      477,671
        450   6.250%, 1/15/11 (Pre-refunded to 1/15/03)                    1/03 at 102.00     A3***      477,671

         30  City of Haverhill, Massachusetts, General Obligation Bonds      No Opt. Call    BBB***       30,600
              (Municipal Purpose Loan of 1991), 7.500%, 10/15/11

        250  City of Holyoke, Massachusetts, General Obligation Bonds,     6/02 at 103.00       AAA      262,455
              8.150%, 6/15/06 (Pre-refunded to 6/15/02)

        250  Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***      303,480
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

        500  Massachusetts Health and Educational Facilities Authority,    9/02 at 102.00       AAA      523,210
              Revenue Refunding Bonds, Worcester Polytechnic Institute
              Issue, Series E, 6.625%, 9/01/17 (Pre-refunded to 9/01/02)

      2,000  Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA    2,107,600
              Revenue Bonds (FHA-Insured Project), Malden Hospital
              Issue, Series A, 5.000%, 8/01/16

        700  Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa      762,496
              Revenue Bonds (Daughters of Charity National Health System
              - The Carney Hospital), Series D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

      1,000  Massachusetts Health and Educational Facilities Authority,   11/02 at 102.00       Aaa    1,056,060
              Revenue Bonds, MetroWest Health, Inc. Issue, Series C,
              6.500%, 11/15/18 (Pre-refunded to 11/15/02)

        290  Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA      295,217
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

        635  Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/02 at 100.00       AAA      988,339
              13.000%, 7/01/13

      1,050  Massachusetts Industrial Finance Agency, Revenue Bonds,       7/02 at 102.00       AAA    1,091,381
              Merrimack College Issue, Series 1992, 7.125%, 7/01/12
              (Pre-refunded to 7/01/02)

      1,000  City of Springfield, Massachusetts, General Obligation        9/02 at 102.00   Baa3***    1,048,550
              School Bonds (Project Loan Act of 1948), Series B, 7.100%,
              9/01/11 (Pre-refunded to 9/01/02)
----------------------------------------------------------------------------------------------------------------
             Utilities - 6.7%

      1,700  Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB    1,359,166
              Revenue Bonds (Ogden Haverhill Project), Series 1998B,
              5.500%, 12/01/19 (Alternative Minimum Tax)

      1,000  Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA    1,090,459
              Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
              1/01/16

      5,420  Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB    4,363,262
              Revenue Refunding Bonds (Ogden Haverhill Project), Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
   $104,945  Total Investments (cost $96,809,327) - 98.0%                 --------------- ---------  100,113,253
------------ -----------------------------------------------------------                            ------------
             Short-Term Investments - 1.5%

   $  1,500  Massachusetts Health and Educational Facilities Authority,                      VMIG-1    1,500,000
------------  Revenue Bonds (Capital Asset Program), Variable Rate
              Demand Bonds, Series E, 1.350%, 1/01/35+
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                                        499,929
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $102,113,182
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2002


   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.5%

     $ 1,600 Massachusetts Health and Educational Facilities Authority,  10/02 at 102.00       AAA $ 1,676,288
              Revenue Bonds, Northeastern University Issue, Series E,
              6.550%, 10/01/22

       1,000 Massachusetts Health and Educational Facilities Authority,  10/02 at 100.00       AAA   1,018,820
              Revenue Bonds, Boston University Issue, Series M, 6.000%,
              10/01/22

          30 Massachusetts Health and Educational Facilities Authority,   7/02 at 101.00       AAA      30,717
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21

       1,300 Massachusetts Health and Educational Facilities Authority,  10/08 at 101.00       AAA   1,224,912
              Revenue Bonds, Brandeis University Issue, Series I,
              4.750%, 10/01/28

       1,030 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA   1,064,526
              Revenue Bonds, Bentley College Issue, Series I, 6.125%,
              7/01/17

       2,000 Massachusetts Health and Educational Facilities Authority,  10/09 at 101.00       AAA   1,974,840
              Revenue Bonds, Northeastern University Issue, Series I,
              5.000%, 10/01/29

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,      3/06 at 102.00       AAA   1,035,890
              College of the Holy Cross 1996 Issue, 5.500%, 3/01/20

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,     10/05 at 102.00       AAA     465,196
              Babson College Issue, Series 1995A, 5.800%, 10/01/10

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds,      7/08 at 102.00       AAA   2,441,323
              Western New England College Issue, Series 1998, 5.000%,
              7/01/28
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.5%

       1,500 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA   1,551,075
              Revenue Bonds, New England Medical Center Hospitals Issue,
              Series F, 6.625%, 7/01/25

       1,700 Massachusetts Health and Educational Facilities Authority,   7/03 at 102.00       AAA   1,751,425
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15

       1,000 Massachusetts Health and Educational Facilities Authority,   7/06 at 102.00       AAA   1,052,860
              Revenue Bonds, Baystate Medical Center Issue, Series E,
              6.000%, 7/01/26

          75 Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AAA      75,945
              Revenue Bonds (Capital Asset Program), Series G2, 7.200%,
              7/01/09

         505 Massachusetts Health and Educational Facilities Authority,   7/02 at 102.00       AAA     521,948
              Revenue Bonds, South Shore Hospital Issue, Series D,
              6.500%, 7/01/22

       1,705 Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA   1,671,514
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

       1,000 Massachusetts Health and Educational Facilities Authority,   8/12 at 100.00       AAA   1,005,660
              Revenue Bonds (Dartmouth-Hitchcock Obligated Group),
              Series 2002, 5.125%, 8/01/22

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and    1/05 at 102.00       AAA   2,523,649
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated
              Group Project), 1995 Series A, 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 21.5%

       2,000 Massachusetts Development Finance Agency, Assisted Living    9/10 at 105.00       AAA   2,388,400
              Facility Revenue Bonds (GNMA Collateralized - The
              Monastery at West Springfield Project), Series 1999A,
              7.625%, 3/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living   10/11 at 105.00       AAA   2,884,650
              Revenue Bonds (GNMA Collateralized - VOA Concord Inc.
              Project), Series 2000A, 6.900%, 10/20/41 (Alternative
              Minimum Tax)

       2,800 Massachusetts Development Finance Agency, Assisted Living    6/11 at 105.00       AAA   3,123,512
              Facility Revenue Bonds (GNMA Collateralized - Haskell
              House on Parker Hill Project), Series 2000A, 6.500%,
              12/20/41 (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living    3/12 at 105.00       AAA   2,647,475
              Facility Revenue Bonds (GNMA Collateralized - The Arbors
              at Chicopee Project), Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development    6/08 at 101.00       AAA   1,521,330
              Bonds, 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum
              Tax)

         190 Massachusetts Housing Finance Agency, Housing Revenue
              Bonds, 1989 Series A, 7.600%, 12/01/16                      6/02 at 101.00       AAA     192,633

--------------------------------------------------------------------------------
10

   Principal                                                                 Optional Call                Market
Amount (000)  Description                                                      Provisions* Ratings**       Value
----------------------------------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

     $ 1,000  Massachusetts Housing Finance Agency, Rental Housing          7/07 at 101.00       AAA $ 1,006,190
               Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
               (Alternative Minimum Tax)

       2,880  Massachusetts Housing Finance Agency, Rental Housing          1/05 at 102.00       AAA   3,054,182
               Mortgage Revenue Bonds (FHA-Insured Mortgage Loans), 1995
               Series A, 7.350%, 1/01/35 (Alternative Minimum Tax)

         640  Massachusetts Industrial Finance Agency, Revenue Refunding    1/08 at 102.00       AAA     668,864
               Bonds (FHA-Insured Mortgage Loan -  Hudner Associates
               Project), 5.650%, 1/01/22
----------------------------------------------------------------------------------------------------------------
              Long-Term Care - 5.4%

       3,185  Massachusetts Industrial Finance Agency, Assisted Living     12/07 at 102.00       AAA   3,349,410
               Facility Revenue Bonds (GNMA Collateralized - The Arbors
               at Amherst Project), Series 1997, 5.950%, 6/20/39
               (Alternative Minimum Tax)

         990  Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA     996,653
               Facility Revenue Bonds (GNMA Collateralized - The Arbors
               at Taunton Project), Series 1999, 5.500%, 6/20/40
               (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 24.4%

       2,500  Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa   2,567,575
               General Obligation Bonds, Series 1998, 5.125%, 5/15/18

       1,000  City of Lawrence, Massachusetts, General Obligation Bonds,
               Series 2001, 5.000%, 2/01/21                                 2/11 at 100.00       Aaa   1,004,610

       2,625  City of Lowell, Massachusetts, General Obligation State
               Qualified Bonds, 5.600%, 11/01/12                           11/03 at 102.00       AAA   2,835,394

       2,000  State of Massachusetts, General Obligation Bonds
               (Consolidated Loan), Series 2001D, 6.000%, 11/01/13            No Opt. Call       AAA   2,318,360

       1,500  Town of Monson, Massachusetts, General Obligation               No Opt. Call       AAA   1,674,960
               Bank-Qualified Unlimited Tax School Refunding Bonds,
               5.500%, 10/15/10

         190  Town of Northfield, Massachusetts, General Obligation         4/02 at 102.00       AAA     195,001
               Bank-Qualified Bonds (Municipal Purpose Loan of 1992),
               6.350%, 10/15/09

         440  Quaboag Regional School District, Massachusetts, General
               Obligation Bonds, 6.250%, 6/15/08                            6/02 at 102.00       AAA     455,145

         900  City of Salem, Massachusetts, General Obligation Bonds,
               6.000%, 7/15/10                                              7/02 at 102.00       AAA     933,669

       2,575  Tantasqua Regional School District, Massachusetts, General
               Obligation Bonds, Series 2000, 5.000%, 8/15/19               8/10 at 101.00       Aaa   2,622,226

         220  City of Taunton, Massachusetts, General Obligation Bonds,
               6.800%, 9/01/09                                              3/02 at 103.00       AAA     227,634

       2,200  Commonwealth of Puerto Rico, General Obligation Public          No Opt. Call       AAA   2,866,776
               Improvement Certificates (TICS/TOCS), Series 2001-2
               (144A), 13.000%, 7/01/19 (IF)

         215  Town of Whately, Massachusetts, General Obligation Bonds,
              6.350%, 1/15/09                                               7/02 at 102.00       AAA     223,230

       1,210  Town of Winchendon, Massachusetts, General Obligation
              Unlimited Tax Bonds, 6.050%, 3/15/10                          3/03 at 102.00       AAA   1,290,683

         545  City of Worcester, Massachusetts, General Obligation Bonds,
              Series 2001A, 5.500%, 8/15/18                                 8/11 at 100.00       AAA     579,918
----------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 1.8%

       1,285  Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA   1,452,654
               Bonds (Malden Public Library Project), Series 1994,
               7.250%, 1/01/15
----------------------------------------------------------------------------------------------------------------
              Transportation - 6.3%

              Massachusetts Turnpike Authority, Metropolitan Highway
               System Revenue Bonds, 1997 Series A (Senior):
       9,500   0.000%, 1/01/29                                                No Opt. Call       AAA   2,261,095
       3,000   5.000%, 1/01/37                                              1/07 at 102.00       AAA   2,882,730
----------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 7.9%

         250  City of Holyoke, Massachusetts, General Obligation Bonds,
               8.150%, 6/15/06 (Pre-refunded to 6/15/02)                    6/02 at 103.00       AAA     262,455

              Commonwealth of Massachusetts, General Obligation Bonds
               (Consolidated Loan of 1992), Series A:
          25   6.500%, 6/01/08 (Pre-refunded to 6/01/02)                    6/02 at 101.00       AAA      25,578
         860   6.000%, 6/01/13 (Pre-refunded to 6/01/02)                    6/02 at 100.00       AAA     870,217

         970  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA   1,004,969
               Revenue Bonds, Bentley College Issue, Series I, 6.125%,
               7/01/17 (Pre-refunded to 7/01/02)

         495  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA     513,473
               Revenue Bonds, South Shore Hospital Issue, Series D,
               6.500%, 7/01/22 (Pre-refunded to 7/01/02)

         295  Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA     300,307
               Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

--------------------------------------------------------------------------------
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

    Principal                                                                Optional Call                Market
 Amount (000)  Description                                                     Provisions* Ratings**       Value
----------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$       1,000  Massachusetts Port Authority, Revenue Bonds, Series 1982,    7/02 at 100.00       AAA $ 1,556,440
                13.000%, 7/01/13

          515  Southern Berkshire Regional School District, Massachusetts,  4/02 at 102.00       AAA     529,369
                General Obligation Bonds, 7.500%, 4/15/07 (Pre-refunded to
                4/15/02)

        1,145  Southern Berkshire Regional School District, Massachusetts,  4/02 at 102.00       AAA   1,184,777
                General Obligation School Bonds, 7.000%, 4/15/11
                (Pre-refunded to 4/15/02)

          160  City of Worcester, Massachusetts, General Obligation Bonds,  5/02 at 102.00       AAA     165,069
               6.900%, 5/15/07 (Pre-refunded to 5/15/02)
----------------------------------------------------------------------------------------------------------------
               Utilities - 3.7%

        1,300  Massachusetts Municipal Wholesale Electric Company, Power    7/03 at 102.00       AAA   1,404,285
                Supply System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10

        1,500  Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA   1,635,689
                Revenue Bonds (SEMASS System), 2001 Series A, 5.625%,
                1/01/16
---------------------------------------------------------------------------------------------------------------
$      81,230  Total Investments (cost $75,137,935) - 97.0%                 -------------- ---------  78,764,175
-------------  ------------------------------------------------------------                          -----------
               Short-Term Investments - 1.2%

$       1,000  Massachusetts Health and Educational Facilities Authority,                     VMIG-1   1,000,000
-------------   Revenue Bonds (Capital Asset Program), Variable Rate
                Demand Bonds, Series D, 1.300%, 1/01/35+
               -------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                    1,437,984
               -------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                     $81,202,159
               -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

Statement of Assets and Liabilities
February 28, 2002



                                                                                                             Massachusetts
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                          $100,113,253
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value     1,500,000
Cash                                                                                                               148,039
Receivables:
  Interest                                                                                                       1,334,435
  Shares sold                                                                                                      790,742
Other assets                                                                                                           574
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                               103,887,043
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                          1,381,270
  Shares redeemed                                                                                                   20,078
Accrued expenses:
  Management fees                                                                                                   42,873
  12b-1 distribution and service fees                                                                               10,490
  Other                                                                                                             48,662
Dividends payable                                                                                                  270,488
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                            1,773,861
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                    $102,113,182
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                    $ 19,877,829
Shares outstanding                                                                                               2,039,292
Net asset value and redemption price per share                                                                $       9.75
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)     $      10.18
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                    $  6,588,071
Shares outstanding                                                                                                 674,261
Net asset value, offering and redemption price per share                                                      $       9.77
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                    $  6,613,512
Shares outstanding                                                                                                 682,687
Net asset value, offering and redemption price per share                                                      $       9.69
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                    $ 69,033,770
Shares outstanding                                                                                               7,098,407
Net asset value, offering and redemption price per share                                                      $       9.73
---------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                             $ 99,567,234
  Balance of undistributed net investment income                                                                     6,255
  Accumulated net realized gain (loss) from investment transactions                                              (764,233)
  Net unrealized appreciation of investments                                                                     3,303,926
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                    $102,113,182
---------------------------------------------------------------------------------------------------------------------------

                                                                                                             Massachusetts
                                                                                                                   Insured
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                           $78,764,175
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value     1,000,000
Cash                                                                                                               556,258
Receivables:
  Interest                                                                                                       1,107,518
  Shares sold                                                                                                       91,302
Other assets                                                                                                           430
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                                81,519,683
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                                 --
  Shares redeemed                                                                                                    5,706
Accrued expenses:
  Management fees                                                                                                   33,924
  12b-1 distribution and service fees                                                                                8,460
  Other                                                                                                             48,349
Dividends payable                                                                                                  221,085
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                              317,524
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                     $81,202,159
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                     $16,969,505
Shares outstanding                                                                                               1,637,629
Net asset value and redemption price per share                                                                 $     10.36
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)      $     10.81
--------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                     $ 3,573,644
Shares outstanding                                                                                                 344,554
Net asset value, offering and redemption price per share                                                       $     10.37
--------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                     $ 5,940,265
Shares outstanding                                                                                                 574,025
Net asset value, offering and redemption price per share                                                       $     10.35
--------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                     $54,718,745
Shares outstanding                                                                                               5,272,248
Net asset value, offering and redemption price per share                                                       $     10.38
--------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                                                              $77,369,373
  Balance of undistributed net investment income                                                                   165,332
  Accumulated net realized gain (loss) from investment transactions                                                 41,214
  Net unrealized appreciation of investments                                                                     3,626,240
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                     $81,202,159
--------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13

Statement of Operations
Year Ended February 28, 2002


                                                                                   Massachusetts
                                                                     Massachusetts       Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                       $5,827,538    $4,356,338
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            543,180       418,410
12b-1 service fees - Class A                                                38,393        31,681
12b-1 distribution and service fees - Class B                               46,618        25,854
12b-1 distribution and service fees - Class C                               42,922        26,365
Shareholders' servicing agent fees and expenses                             99,995        66,648
Custodian's fees and expenses                                               44,303        46,044
Trustees' fees and expenses                                                  2,759         1,042
Professional fees                                                            7,781         6,004
Shareholders' reports - printing and mailing expenses                       22,574        17,990
Federal and state registration fees                                          5,099         6,453
Other expenses                                                               5,317         5,359
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                 858,941       651,850
  Custodian fee credit                                                     (9,136)       (17,199)
-------------------------------------------------------------------------------------------------
Net expenses                                                               849,805       634,651
-------------------------------------------------------------------------------------------------
Net investment income                                                    4,977,733     3,721,687
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                              98,038       135,579
Net change in unrealized appreciation or depreciation of investments       537,403       452,671
-------------------------------------------------------------------------------------------------
Net gain from investments                                                  635,441       588,250
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $5,613,174    $4,309,937
-------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

Statement of Changes in Net Assets

                                                                              Massachusetts           Massachusetts Insured
                                                                       --------------------------   ------------------------
                                                                         Year Ended     Year Ended   Year Ended   Year Ended
                                                                            2/28/02        2/28/01      2/28/02      2/28/01
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  4,977,733   $  5,044,089  $ 3,721,687  $ 3,452,050
Net realized gain (loss) from investment transactions                        98,038        (30,704)     135,579      106,851
Net change in unrealized appreciation or depreciation of investments        537,403      4,452,937      452,671    3,609,272
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                5,613,174      9,466,322    4,309,937    7,168,173
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                 (975,355)       (930,674)    (754,175)    (637,833)
  Class B                                                                 (211,297)       (173,035)    (108,463)     (79,005)
  Class C                                                                 (263,725)       (278,015)    (145,780)     (60,916)
  Class R                                                               (3,646,093)     (3,707,929)  (2,667,467)  (2,723,645)
From accumulated net realized gains from investment transactions:
  Class A                                                                        --             --      (28,432)     (10,725)
  Class B                                                                        --             --       (5,382)      (1,769)
  Class C                                                                        --             --       (7,685)      (1,082)
  Class R                                                                        --             --      (95,008)     (44,685)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (5,096,470)    (5,089,653)  (3,812,392)  (3,559,660)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         10,095,954      9,223,616   11,096,051    7,646,496
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                            3,306,753      3,432,387    2,597,856    2,413,231
-----------------------------------------------------------------------------------------------------------------------------
                                                                         13,402,707     12,656,003   13,693,907   10,059,727
Cost of shares redeemed                                                  (9,236,097)   (10,932,066)  (5,510,594)  (7,074,712)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   4,166,610      1,723,937    8,183,313    2,985,015
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                4,683,314      6,100,606    8,680,858    6,593,528
Net assets at the beginning of year                                      97,429,868     91,329,262   72,521,301   65,927,773
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $102,113,182   $ 97,429,868  $81,202,159  $72,521,301
-----------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year      $      6,255   $     71,729  $   165,332  $    17,625
-----------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities


--------------------------------------------------------------------------------
16
are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                        Massachusetts
                          Massachusetts       Insured
                          ---------------------------
                                $53,263      $101,905
                          ---------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                        Massachusetts
                          Massachusetts       Insured
                          ---------------------------
                                $17,703       $17,960
                          ---------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.


--------------------------------------------------------------------------------
17

2. Fund Shares
Transactions in Fund shares were as follows:

                                                Massachusetts                                Massachusetts Insured
                              ------------------------------------------------  ----------------------------------------------
                                    Year Ended               Year Ended               Year Ended              Year Ended
                                      2/28/02                  2/28/01                  2/28/02                 2/28/01
                              ----------------------  ------------------------  ----------------------  ----------------------
                                 Shares       Amount      Shares        Amount     Shares       Amount     Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                       334,318  $ 3,256,027     316,603  $  3,005,373    319,346  $ 3,295,333    333,991  $ 3,387,014
  Class B                       275,694    2,689,473      77,905       740,255    138,063    1,425,940     73,493      736,526
  Class C                       236,393    2,282,037     253,405     2,370,486    423,144    4,354,255     46,328      473,332
  Class R                       192,661    1,868,417     330,790     3,107,502    195,857    2,020,523    305,523    3,049,624
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                        56,733      552,220      61,705       582,757     46,569      480,292     38,192      381,604
  Class B                         8,851       86,376       7,796        73,833      3,439       35,476      1,717       17,278
  Class C                        13,468      130,296      17,497       164,657      9,730      100,238      4,205       41,927
  Class R                       261,255    2,537,861     277,077     2,611,140    191,891    1,981,850    197,193    1,972,422
-------------------------------------------------------------------------------------------------------------------------------
                              1,379,373   13,402,707   1,342,778    12,656,003  1,328,039   13,693,907  1,000,642   10,059,727
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                      (252,984)  (2,458,732)   (293,769)   (2,780,692)  (152,344)  (1,574,194)  (174,532)  (1,744,175)
  Class B                       (42,214)    (411,348)    (55,860)     (526,870)   (20,773)    (214,372)    (9,930)     (99,201)
  Class C                      (250,896)  (2,421,701)   (101,139)     (954,012)   (20,964)    (216,727)   (27,388)    (273,209)
  Class R                      (405,994)  (3,944,316)   (709,514)   (6,670,492)  (339,683)  (3,505,301)  (496,471)  (4,958,127)
-------------------------------------------------------------------------------------------------------------------------------
                               (952,088)  (9,236,097) (1,160,282)  (10,932,066)  (533,764)  (5,510,594)  (708,321)  (7,074,712)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                    427,285  $ 4,166,610     182,496  $  1,723,937    794,275  $ 8,183,313    292,321  $ 2,985,015
-------------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0395        $.0410
                  Class B                   .0335         .0345
                  Class C                   .0350         .0360
                  Class R                   .0410         .0425
                -----------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                          Massachusetts
                                            Massachusetts       Insured
         --------------------------------------------------------------
         Purchases:
           Long-term municipal securities     $19,183,275   $23,393,950
           Short-term municipal securities      7,000,000     9,600,000
         Sales and maturities:
           Long-term municipal securities      15,833,231    16,868,283
           Short-term municipal securities      5,500,000     8,600,000
         --------------------------------------------------------------


--------------------------------------------------------------------------------
18

5. Income Tax Information
The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Cost of investments                          $98,302,876    $76,018,070
    ------------------------------------------------------------------------

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized appreciation                $ 4,821,278     $3,769,506
    Gross unrealized depreciation                 (1,510,901)       (23,401)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments   $ 3,310,377     $3,746,105
    ------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                     Massachusetts
                                                      Massachusetts        Insured
----------------------------------------------------------------------------------
Undistributed (overdistribution of) tax-exempt income      $(45,842)       $45,467
Undistributed ordinary income*                                   --             --
Undistributed long-term capital gains                            --         41,214
----------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                              Massachusetts
                                                Massachusetts       Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income          $5,080,110    $3,675,885
     Distributions from ordinary income*               16,360            --
     Distributions from long-term capital gains            --       136,507
     ----------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.

At February 28, 2002, Massachusetts had unused capital loss carryforwards available to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2004                $277,200
                           2005                 156,261
                           2006                      --
                           2007                      --
                           2008                      --
                           2009                 285,126
                         ------------------------------
                         Total                 $718,587
                         ------------------------------

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                                                   Management
                   Average Daily Net Assets               Fee
                   ------------------------------------------
                   For the first $125 million     .5500 of 1%
                   For the next $125 million      .5375 of 1
                   For the next $250 million      .5250 of 1
                   For the next $500 million      .5125 of 1
                   For the next $1 billion        .5000 of 1
                   For the next $3 billion        .4750 of 1
                   For net assets over $5 billion .4500 of 1
                   ------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.



--------------------------------------------------------------------------------
19

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      Massachusetts
                                        Massachusetts       Insured
             ------------------------------------------------------
             Sales charges collected          $38,330       $35,896
             Paid to authorized dealers        35,505        30,290
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.
During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Commission advances      $121,670       $96,755
                -----------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                12b-1 fees retained       $54,657       $40,669
                -----------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                               Massachusetts
                                 Massachusetts       Insured
                   -----------------------------------------
                   CDSC retained       $16,811        $4,949
                   -----------------------------------------


--------------------------------------------------------------------------------
20

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    -------------------------
                                                                                                        Before Credit/
                                                                                                         Reimbursement
MASSACHUSETTS                                                                                          ----------------
                                                                                                                  Ratio
                                                                                                                 of Net
                                         Net                                                                    Invest-
                                   Realized/                                                           Ratio of    ment
                                  Unrealized                                                           Expenses  Income
                Beginning     Net    Invest-             Net                 Ending             Ending       to      to
                      Net Invest-       ment         Invest-                    Net                Net  Average Average
Year Ended          Asset    ment       Gain            ment  Capital         Asset     Total   Assets      Net     Net
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)    (000)   Assets  Assets
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $ 9.70    $.48      $ .07  $ .55    $(.50)     $-- $(.50) $ 9.75      5.86% $19,878    .94%     4.96%
     2001            9.26     .50        .44    .94     (.50)      --  (.50)   9.70     10.34   18,433    .99      5.23
     2000           10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)  16,814    .98      5.15
     1999           10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07      5.05   15,134   1.02      4.95
     1998            9.89     .52        .19    .71     (.52)      --  (.52)  10.08      7.38    9,291   1.00      5.20
Class B (3/97)
     2002            9.72     .41        .06    .47     (.42)      --  (.42)   9.77      4.96    6,588   1.69      4.21
     2001            9.28     .43        .44    .87     (.43)      --  (.43)   9.72      9.60    4,198   1.74      4.48
     2000           10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)   3,730   1.73      4.40
     1999           10.10     .43        .01    .44     (.44)      --  (.44)  10.10      4.40    3,226   1.77      4.22
    1998(d)          9.88     .45        .22    .67     (.45)      --  (.45)  10.10      6.93      763   1.77*     4.41*
Class C (10/94)
     2002            9.64     .43        .06    .49     (.44)      --  (.44)   9.69      5.20    6,614   1.49      4.42
     2001            9.20     .44        .45    .89     (.45)      --  (.45)   9.64      9.89    6,591   1.54      4.67
     2000           10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)   4,730   1.53      4.61
     1999           10.02     .45         --    .45     (.45)      --  (.45)  10.02      4.62    3,696   1.57      4.41
     1998            9.83     .47        .19    .66     (.47)      --  (.47)  10.02      6.85    1,924   1.55      4.64
Class R (12/86)
     2002            9.67     .50        .07    .57     (.51)      --  (.51)   9.73      5.96   69,034    .74      5.16
     2001            9.24     .52        .43    .95     (.52)      --  (.52)   9.67     10.58   68,208    .79      5.43
     2000           10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)  66,055    .78      5.33
     1999           10.05     .52        .01    .53     (.53)      --  (.53)  10.05      5.36   75,750    .82      5.12
     1998            9.86     .54        .19    .73     (.54)      --  (.54)  10.05      7.60   72,934    .80      5.40
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                After          After Credit/
                           Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS             -----------------  -----------------
                            Ratio              Ratio
                           of Net             of Net
                          Invest-            Invest-
                Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income
                      to       to        to       to
                 Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------
Class A (9/94)
     2002            .94%    4.96%      .93%    4.97%        16%
     2001            .95     5.27       .94     5.29         13
     2000            .96     5.17       .94     5.19         15
     1999            .95     5.01       .95     5.01         10
     1998            .95     5.25       .95     5.25         17
Class B (3/97)
     2002           1.69     4.21      1.68     4.22         16
     2001           1.70     4.52      1.69     4.54         13
     2000           1.71     4.42      1.69     4.44         15
     1999           1.71     4.29      1.71     4.29         10
    1998(d)         1.70*    4.48*     1.70*    4.48*        17
Class C (10/94)
     2002           1.49     4.42      1.48     4.42         16
     2001           1.50     4.71      1.49     4.73         13
     2000           1.51     4.63      1.49     4.64         15
     1999           1.50     4.47      1.50     4.48         10
     1998           1.50     4.69      1.50     4.69         17
Class R (12/86)
     2002            .74     5.16       .73     5.17         16
     2001            .75     5.47       .74     5.48         13
     2000            .76     5.35       .74     5.37         15
     1999            .75     5.19       .75     5.19         10
     1998            .75     5.45       .75     5.45         17
----------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                               Investment Operations       Less Distributions
                                             -------------------------  -----------------------                    -------


MASSACHUSETTS INSURED


                                                            Net
                                                      Realized/
                                                     Unrealized
                                   Beginning     Net    Invest-             Net                  Ending             Ending
                                         Net Invest-       ment         Invest-                     Net                Net
                                       Asset    ment       Gain            ment  Capital          Asset     Total   Assets
Year Ended February 28/29,             Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)    (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                 $10.30    $.50      $ .07  $ .57    $(.49)   $(.02) $(.51) $10.36      5.67% $16,970
 2001                                   9.77     .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93   14,669
 2000                                  10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)  11,984
 1999                                  10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09   11,208
 1998                                  10.38     .52        .19    .71     (.52)      --   (.52)  10.57      7.04    8,679
Class B (3/97)
 2002                                  10.31     .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87    3,574
 2001                                   9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06    2,308
 2000                                  10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)   1,550
 1999                                  10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32    1,650
 1998(d)                               10.36     .44        .21    .65     (.44)      --   (.44)  10.57      6.45      666
Class C (9/94)
 2002                                  10.28     .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17    5,940
 2001                                   9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29    1,667
 2000                                  10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)   1,355
 1999                                  10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51    1,675
 1998                                  10.35     .46        .19    .65     (.46)      --   (.46)  10.54      6.45    1,293
Class R (12/86)
 2002                                  10.31     .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95   54,719
 2001                                   9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11   53,878
 2000                                  10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)  51,039
 1999                                  10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26   57,281
 1998                                  10.38     .54        .19    .73     (.54)      --   (.54)  10.57      7.23   56,707
---------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED                                 -----------------  -----------------  -----------------
                                               Ratio              Ratio              Ratio
                                              of Net             of Net             of Net
                                             Invest-            Invest-            Invest-
                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                   Expenses   Income  Expenses   Income  Expenses   Income
                                         to       to        to       to        to       to
                                    Average  Average   Average  Average   Average  Average  Portfolio
                                        Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,           Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002                                   .95%    4.78%      .95%    4.78%      .92%    4.81%        23%
 2001                                  1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                  1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                                  1.01     4.77      1.01     4.77      1.01     4.77         11
 1998                                  1.03     4.98      1.03     4.98      1.03     4.98         23
Class B (3/97)
 2002                                  1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                  1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                  1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                                  1.75     4.03      1.75     4.03      1.75     4.03         11
 1998(d)                               1.80*    4.20*     1.80*    4.20*     1.80*    4.20*        23
Class C (9/94)
 2002                                  1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                  1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                  1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                                  1.56     4.22      1.56     4.22      1.56     4.22         11
 1998                                  1.58     4.43      1.58     4.43      1.58     4.43         23
Class R (12/86)
 2002                                   .75     4.98       .75     4.98       .73     5.00         23
 2001                                   .85     5.12       .85     5.12       .84     5.13          8
 2000                                   .81     5.17       .81     5.17       .80     5.19         10
 1999                                   .81     4.97       .81     4.97       .81     4.97         11
 1998                                   .83     5.18       .83     5.18       .83     5.18         23
------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)From commencement of class operations as noted.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Massachusetts and Nuveen Massachusetts Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II (a Massachusetts business trust)), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Massachusetts and Nuveen Massachusetts Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002
..

--------------------------------------------------------------------------------
23

                                      Notes

                                      Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                             Year First
Name,                     Position(s)        Elected or          Principal Occupation(s)                       Number of Portfolios
Birthdate                 Held with         Appointed and        Including other Directorships                    in Fund Complex
and Address                the Fund         Term of Office       During Past 5 Years                           Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

------------------------------------------------------------------------------------------------------------------------------------
Timothy R.                Chairman of the        1994            Chairman and Director (since July 1996) of             129
Schwertfeger(1)           Board, President       Term            The John Nuveen Company, Nuveen Investments,
3/28/1949                 and Trustee        Indefinite(2)       Nuveen Advisory Corp. and Nuveen Institutional
333 W. Wacker Drive                                              Advisory Corp.; prior thereto, Executive Vice
Chicago, IL 60606                                                President and Director of The John Nuveen
                                                                 Company and Nuveen Investments; Director
                                                                 (since 1992) and Chairman (since 1996) of
                                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                 Advisory Corp.; Chairman and Director (since
                                                                 January 1997) of Nuveen Asset Management, Inc.;
                                                                 Director (since 1996) of Institutional Capital
                                                                 Corporation; Chairman and Director (since 1999)
                                                                 of Rittenhouse Financial Services Inc.;  Chief
                                                                 Executive Officer (since September 1999) of
                                                                 Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:

------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner         Trustee                1997            Private Investor and Management Consultant.            112
8/22/1940                                        Term
333 W. Wacker Drive                          Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown         Trustee                1993            Retired (August 1989) as Senior Vice President         112
7/29/1934                                        Term            of The Northern Trust Company.
333 W. Wacker Drive                          Indefinite (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri      Trustee                1994            Retired (2002); formerly, Executive Director           112
1/26/1933                                        Term            (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                          Indefinite (2)      Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                President and Chief Executive Officer of
                                                                 Blanton-Peale Institutes of Religion and
                                                                 December 1990); prior thereto, Health (since
                                                                 Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers           Trustee                1991            Adjunct Professor of Business and Economics,           112
4/3/1933                                         Term            University of Dubuque, Iowa; Director,
333 W. Wacker Drive                          Indefinite (2)      Executive Service Corps of Chicago (not-for-
Chicago, IL 60606                                                profit); Director, Hadley School for the Blind
                                                                 (not-for-profit); formerly (1991-2000) Adjunct
                                                                 Professor, Lake Forest Graduate School of
                                                                 Management, Lake Forest, Illinois; prior
                                                                 thereto, Executive Director, Towers Perrin
                                                                 Australia, a management consulting firm;
                                                                 Chartered Financial Analyst; Certified
                                                                 Management Consultant.

------------------------------------------------------------------------------------------------------------------------------------
William J.                Trustee                1997            Senior Partner and Chief Operating Officer,            112
Schneider                                        Term            Miller-Valentine Group, Vice President,
9/24/1944                                    Indefinite (2)      Miller-Valentine Realty, a development and
333 W. Wacker Drive                                              contract company; Chair, Miami Valley Hospital;
Chicago, IL 60606                                                Vice Chair, Miami Valley Economic Development
                                                                 Coalition; formerly, Member, Community Advisory
                                                                 Board, National City Bank, Dayton, Ohio; and
                                                                 Business Advisory Council, Cleveland Federal
                                                                 Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M.                 Trustee                1997            Executive Director, Gaylord and Dorothy                112
Stockdale                                        Term            Donnelley Foundation (since 1994); prior
12/29/1947                                   Indefinite (2)      thereto, Executive Director, Great Lakes
333 W. Wacker Drive                                              Protection Fund (from 1990 to 1994).
Chicago, IL 60606




                                                 Year First
Name,                         Position(s)        Elected or      Principal Occupation(s)                       Number of Portfolios
Birthdate                     Held with          Appointed and   Including other Directorships                 in Fund Complex
and Address                   the Fund           Term of Office  During Past 5 Years                           Overseen by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

Officers of the Funds:

------------------------------------------------------------------------------------------------------------------------------------

Michael T. Atkinson            Vice President         2002       Vice President(since January 2002), formerly,          129
2/3/1966                                                         Assistant Vice President (since 2000),
333 W. Wacker Drive                                              previously, Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice President         2002       Vice President (since January 2002), formerly,         127
11/10/1966                                                       Assistant Vice President, of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President and     1999       Vice President of Nuveen Investments (since            129
11/28/1967 Treasurer           Treasurer                         January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                              President (from January 1997); formerly,
Chicago, IL 60606                                                Associate of Nuveen Investments; Vice President
                                                                 and Treasurer (since September 1999) of Nuveen
                                                                 Senior Loan Asset Management Inc.; Chartered
                                                                 Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern              Vice President         1997       Vice President of Nuveen Advisory Corp.                127
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto               Vice President         2001       Vice President of Nuveen Advisory Corp.                129
9/8/1954                                                         (since August 2001); previously, Vice President
333 W. Wacker Drive                                              of Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                                1998); prior thereto, Assistant Vice President
                                                                 of Van Kampen Investment Advisory  Corp.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President         2002       Vice President (since January 2002), formerly          129
9/24/1964                                                        Assistant Vice President and Assistant General
333 W. Wacker Drive                                              Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                                Assistant Vice President and Assistant
                                                                 Secretary (since 1998) of Nuveen Advisory Corp.
                                                                 and Nuveen Institutional Advisory Corp.; prior
                                                                 thereto, Associate at the law firm D'Ancona
                                                                 Partners LLC

-----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President         1998       Vice President of Nuveen Investments; Vice             129
10/24/1945                                                       President (since January 1998) of Nuveen
333 W. Wacker Drive                                              Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President         1995       Managing Director of Nuveen Advisory Corp. and         127
3/2/1964                                                         Nuveen Institutional Advisory Corp. (since
333 W. Wacker Drive                                              February 2001); prior thereto, Vice President
Chicago, IL 60606                                                of Nuveen Advisory Corp.; Chartered Financial
                                                                 Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President         1998       Vice President of Nuveen Investments and               129
5/31/1954                      Controller                        (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                              Vice President (since September 1999) of
Chicago, IL 60606                                                Nuveen Senior Loan Management Inc.; Certified
                                                                 Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice President         1992       Vice President of Nuveen Advisory Corp.;               127
7/5/1955                                                         Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------
Trustees and Officers (continued)
================================================================================

                                             Year First
Name,                     Position(s)        Elected or          Principal Occupation(s)                       Number of Portfolios
Birthdate                 Held with         Appointed and        Including other Directorships                    in Fund Complex
and Address                the Fund         Term of Office       During Past 5 Years                           Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber          Vice President         1997            Vice President of Nuveen Institutional                 127
3/26/1963                                                        Advisory Corp. (since March 1998) and Nuveen
333 W. Wacker Drive                                              Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa           Vice President         1990            Vice President of Nuveen Advisory Corp.                127
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb             Vice President         2000            Vice President (since March 2000) of Nuveen            129
3/22/1963                                                        Investments, previously Assistant Vice
333 W. Wacker Drive                                              Associate President (since January 1999);
Chicago, IL 60606                                                prior thereto, of Nuveen Investments;
                                                                 Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin           Vice President         1992            Vice President, Assistant Secretary and                129
7/27/1951                 and Assistant                          Assistant General Counsel of Nuveen
333 W. Wacker Drive       Secretary                              Investments; Vice President and Assistant
Chicago, IL 60606                                                Secretary of Nuveen Advisory Corp. and Nuveen
                                                                 Institutional Advisory Corp.; Vice President
                                                                 and Assistant Secretary of The John Nuveen
                                                                 Company and Nuveen Asset Management, Inc.;
                                                                 Vice President and Assistant Secretary
                                                                 (since September 1999) of Nuveen Senior Loan
                                                                 Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV       Vice President         1996            Managing Director (since September 1997),              129
7/7/1965                                                         previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                              Corp. and Nuveen Institutional Advisory Corp.,
Chicago, IL 60606                                                Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy   Vice President         2002            Vice President (since January 2002),                   127
9/4/1960                                                         formerly, Assistant Vice President (1998),
333 W. Wacker Drive                                              of Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                                Portfolio Manager.
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.   Vice President         1982            Vice President of Nuveen Advisory Corp.                127
7/31/1951                                                        and  Nuveen Institutional Advisory
333 W. Wacker Drive                                              Corp.; Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman      Vice President         1992            Managing Director (since January                       129
9/9/1956                  and Secretary                          2002; formerly Vice President), Assistant
333 W. Wacker Drive                                              Secretary and Associate General
Chicago, IL 60606                                                Counsel, formerly Assistant General Counsel,
                                                                 of Nuveen Investments; Managing Director
                                                                 (since January 2002; formerly Vice President)
                                                                 and Assistant Secretary of Nuveen Advisory
                                                                 Corp. and Nuveen Institutional Advisory Corp.;
                                                                 Vice President and Assistant Secretary of The
                                                                 John Nuveen Company; Managing Director (since
                                                                 January 2002; formerly Vice President) and
                                                                 Assistant Secretary (since September 1999) of
                                                                 Nuveen Senior Loan Asset Management Inc.;
                                                                 Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2)  Trustees serve an indefinite term until his/her successor is elected.

Fund Information

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800)257-8787



NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving
Investors
For Generations


John Nuveen, Sr.
[PHOTO OF JOHN NUVEEN SR. APPEARS HERE]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.






Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN INVESTMENTS

                                                              NUVEEN Investments

Nuveen Municipal Bond Funds

Annual Report dated February 28, 2002

Dependable, tax-free income to help you keep more of what you earn.



                              [PHOTOS APPEAR HERE]



                                          Nuveen Connecticut Municipal Bond Fund
                                           Nuveen New Jersey Municipal Bond Fund
                                             Nuveen New York Municipal Bond Fund
                                     Nuveen New York Insured Municipal Bond Fund

--------------------------------------------------------------------------------

Less mail more freedom with online fund reports


There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do...

================================================================================

If your Nuveen Fund dividends are PAID TO YOUR BROKERAGE ACCOUNT, follow the steps outlined below:

1.   Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1.   Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.


Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund can be found in the Portfolio Manager Commentary and Fund Spotlight sections later in this report. I urge you to take the time to review these pages. In addition to providing you with high current income exempt from regular federal income taxes, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and broad trading execution by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor. Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Founded in 1898, Nuveen is committed to helping investors preserve and enhance the value of their assets. We believe that the most successful investing encompasses a long-term perspective, a consistently executed investment discipline and the advice of a trusted financial professional.

Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2002


================================================================================

Dear Shareholder ............................................................. 1
Connecticut
   Portfolio Manager's Comments .............................................. 2
   Spotlight Page ............................................................ 4
New Jersey
   Portfolio Manager's Comments .............................................. 5
   Spotlight Page ............................................................ 7
New York, New York Insured
   Portfolio Manager's Comments .............................................. 8
   New York Spotlight Page ...................................................11
   New York Insured Spotlight Page ...........................................12
Portfolio of Investments .....................................................13
Statement of Assets and Liabilities ..........................................41
Statement of Operations ......................................................42
Statement of Changes in Net Assets ...........................................43
Notes to Financial Statements ................................................45
Financial Highlights .........................................................51
Report of Independent Public Accountants .....................................55
Trustees and Officers ........................................................58
Fund Information .............................................................61


                             Annual Report | Page 1

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Paul Brennan, Portfolio Manager
Nuveen Connecticut Municipal Bond Fund

================================================================================

Q. What market environment did the fund experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Connecticut's economy was generally solid throughout the last 12 months, even as other states around the country started seeing negative effects on their budgets from the economic downturn. In this affluent region, which has historically offered a significant amount of high quality municipal bonds for investors to choose from, demand for Connecti-cut tax-free investments remained relatively strong, as did their prices.

Q. How did the fund perform during the fiscal year ended February 28, 2002, and what factors influenced the fund's returns?

A. The fund performed well, returning 6.66 percent for the one year period ended February 28, 2002 (Class A shares at net asset value). This result compared favorably to the fund's peer group, the Lipper Connecticut Municipal Debt Funds /1/ category average, which returned 6.10 percent during the same time period. As an additional point of comparison, the Lehman Brothers Municipal Bond Index /2/, which measures municipal bond performance nationwide, returned 6.84 percent.

There were several reasons for the outperformance relative to the fund's peer group. First, the fund benefited from a significant weighting in BBB rated bonds, amounting to 11 percent of the portfolio as of February 28, 2002. As credit spreads tightened during the period, the fund enjoyed relatively favorable price performance from holding these lower rated securities. Second, the fund was modestly overweighted in longer duration bonds, which are more sensitive to changes in interest rates. As interest rates came down during the period, this increased sensitivity helped the fund's performance.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

As mentioned earlier, one of our management themes during the past year was to continue to hold onto some of the

--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Connecticut Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 27 funds in the Lipper Connecticut Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                          Annual Report | Page 2

--------------------------------------------------------------------------------

fund's lower quality bonds, which offered relatively high yields and ended up being some of the fund's best performers. At the same time, the fund also invested widely in higher quality bonds. These were in high demand during the period, as investors seemingly looked for opportunities they thought might offer a degree of safety during uncertain economic times. In general, however, trading activity in the fund was moderate during the past 12 months. Our overall approach was to stick to our management strategy and make only those changes to the portfolio we thought were appropriate.

For example, we were concerned with maintaining adequate diversification in the fund. Diversification is always an important goal, especially so during a weak economy, when issuers may be more vulnerable to credit problems. During the period we further diversified the fund across sectors and in multiple locations. This entailed taking advantage of a wide variety of opportunities, including bond issues offered by Connecticut prep schools, a handful of airport financing deals, higher education bonds, housing bonds, and credits in the healthcare industry. This commitment to portfolio diversification helped insulate the fund from poor performance in individual sectors. For example, transportation bonds suffered in the wake of September 11. The fund was hurt somewhat by this decline, but much less than it would have been with less diversification.

Q. What is your outlook for the Connecticut municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. We think this added supply will be found in Connecticut as well as elsewhere; if so, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that may, over time, reward the fund's shareholders.

================================================================================

Nuveen Connecticut Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers            Nuveen Connecticut          Nuveen Connecticut
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,027                        11,521
2/96      13,583                      13,336                        12,776
2/98      15,776                      15,296                        14,653
2/00      16,395                      15,518                        14,867
2/02      19,680                      18,396                        17,624

         _______ Nuveen Connecticut Municipal Bond Fund (Offer) $17,624

         _______ Nuveen Connecticut Municipal Bond Fund (NAV) $18,396

         _______ Lehman Brothers Municipal Bond Index, $19,680


--------------------------------------------------------------------------------
The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 3

--------------------------------------------------------------------------------

Fund Spotlight as of 2/28/02              Nuveen Connecticut Municipal Bond Fund

================================================================================

Quick Facts

                           A Shares       B Shares     C Shares      R Shares
-----------------------------------------------------------------------------
NAV                          $10.67        $10.65       $10.66         $10.70
-----------------------------------------------------------------------------
CUSIP                     67065N886     67065N878    67065N860      67065N852
-----------------------------------------------------------------------------
Latest Dividend/1/          $0.0445       $0.0375      $0.0395        $0.0460
-----------------------------------------------------------------------------
Inception Date                 7/87          2/97        10/93           2/97
-----------------------------------------------------------------------------


Annualized Total Returns as of 2/28/02/2/

A Shares                            NAV           Offer
1-Year                            6.66%           2.19%
-------------------------------------------------------
5-Year                            5.52%           4.62%
-------------------------------------------------------
10-Year                           6.29%           5.83%
-------------------------------------------------------

B Shares                       w/o CDSC          w/CDSC
1-Year                            5.84%           1.84%
-------------------------------------------------------
5-Year                            4.70%           4.53%
-------------------------------------------------------
10-Year                           5.74%           5.74%
-------------------------------------------------------

C Shares                            NAV
1-Year                            6.07%
-------------------------------------------------------
5-Year                            4.95%
-------------------------------------------------------
10-Year                           5.69%
-------------------------------------------------------

R Shares                            NAV
1-Year                            6.82%
-------------------------------------------------------
5-Year                            5.77%
-------------------------------------------------------
10-Year                           6.41%
-------------------------------------------------------

Tax-Free Yields
A Shares                            NAV           Offer
SEC 30-Day Yield                  3.64%           3.49%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       5.43%           5.21%
-------------------------------------------------------

B Shares                            NAV
SEC 30-Day Yield                  2.90%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       4.33%
-------------------------------------------------------

C Shares                            NAV
SEC 30-Day Yield                  3.10%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       4.63%
-------------------------------------------------------

R Shares                            NAV
SEC 30-Day Yield                  3.85%
-------------------------------------------------------
Taxable-Equivalent Yield/3/       5.75%
-------------------------------------------------------


Annualized Total Returns as of 12/31/01/2/

A Shares                            NAV           Offer
1-Year                            5.59%           1.14%
-------------------------------------------------------
5-Year                            5.27%           4.37%
-------------------------------------------------------
10-Year                           6.06%           5.61%
-------------------------------------------------------

B Shares                        w/o CDSC         w/CDSC
1-Year                            4.87%           0.87%
-------------------------------------------------------
5-Year                            4.46%           4.29%
-------------------------------------------------------
10-Year                           5.51%           5.51%
-------------------------------------------------------

C Shares                            NAV
1-Year                            5.10%
-------------------------------------------------------
5-Year                            4.69%
-------------------------------------------------------
10-Year                           5.47%
-------------------------------------------------------

R Shares                            NAV
1-Year                            5.85%
-------------------------------------------------------
5-Year                            5.52%
-------------------------------------------------------
10-Year                           6.19%
-------------------------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                         $270,792
-------------------------------------------------------
Average Effective Maturity (Years)                17.63
-------------------------------------------------------
Average Duration                                   5.61
-------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                            18%
-------------------------------------------------------
Education and Civic Organizations                   17%
-------------------------------------------------------
Tax Obligation (General)                            15%
-------------------------------------------------------
U.S. Guaranteed                                     10%
-------------------------------------------------------
Healthcare                                           9%
-------------------------------------------------------


           Bond Credit Quality/4/
          [PIE CHART APPEARS HERE]
    AAA/U.S. Guaranteed          52%
    AA                           22%
    A                            13%
    BBB                          11%
    NR                            2%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.

                             Annual Report | Page 4

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Tom Spalding, Portfolio Manager
Nuveen New Jersey Municipal Bond Fund

================================================================================

Q. What market environment did the fund experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The national supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Compared to the large nationwide supply of municipal bonds, new issuance in New Jersey was limited during the reporting period, increasing by just 13 percent, well short of the 43 percent national rise. This limited supply was favorable for bond performance, since limited volume coupled with strong demand helped boost the value of New Jersey tax-free investments. Consequently, yields for New Jersey bonds were significantly lower than the nationwide average.

Q. How did the fund perform during the fiscal year ended February 28, 2002, and what factors influenced its returns?

A. The fund performed well during that period, returning 6.04 percent (Class A shares at net asset value). This result surpassed the performance of the fund's peer group, the Lipper New Jersey Municipal Debt Funds/1/ category average, which returned 5.68 percent during the same time frame. As an additional point of comparison, the fund trailed the Lehman Brothers Municipal Bond Index/2/, which measures municipal bond performance nationwide and returned 6.84 percent during the period.

One reason for the strong performance relative to other New Jersey funds was the fund's comparatively large weighting (65 percent as of February 28, 2002) in bonds rated AAA, the highest rating available. When the municipal bond market has rallied, AAA rated bonds historically have led the rally. Just such a situation occurred during the period, helping performance.

A second positive influence on performance was the fund's somewhat longer than average duration. The longer a fund's duration, the more sensitive the fund is to changes in interest rates. Therefore, such positioning helped fund performance as interest rates fell and bond prices rose in response.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for example, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen New Jersey Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 53 funds in the Lipper New Jersey Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 5

Because of the somewhat limited supply of bonds available in New Jersey during the period, our focus was simply to take advantage of attractive new opportunities as they became available. Whenever possible, we sought to keep the fund fully invested and add securities to the portfolio when they met our investment criteria. One area we found some opportunity was in the healthcare sector, which was one of the market's strongest performing areas. For example, fund performance benefited from a new position we took in bonds issued by the New Jersey Healthcare Facilities Financing Authority, Jersey City Medical Center. These bonds were rated AAA by both Moody's and Standard & Poor's, two leading credit rating agencies. We were attracted to the bonds because of their credit rating, healthy income stream, and good call protection. The presence of a sinking fund--a special reserve account that provides an extra layer of security against default--provided another reason to invest.

We also took advantage of municipal bonds issued by U.S. territories, such as Puerto Rico and the U.S. Virgin Islands. Territorial bonds are widely sought after by portfolio managers and other investors because the bonds are exempt from both state and federal income taxes and because of the strong demand, are highly liquid.

Q. What is your outlook for the municipal market and the fund?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely lead them to issue more debt to fund needed projects. Such an environment may help return New Jersey to more normal patterns of bond issuance and provide more attractive opportunities for investors in the future. Such a situation would enable us to obtain new high quality bonds to help keep the fund broadly diversified and fully invested.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what has been successful in the past. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that will, over time, reward the fund's shareholders.

Nuveen New Jersey Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                         [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers            Nuveen New Jersey           Nuveen New Jersey
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,035                        11,530
2/96      13,583                      13,332                        12,772
2/98      15,776                      15,245                        14,605
2/00      16,395                      15,420                        14,773
2/02      19,680                      18,411                        17,638

           ______ Nuveen New Jersey Municipal Bond Fund (Offer) $17,638

           ______ Nuveen New Jersey Municipal Bond Fund (NAV) $18,411

           ______ Lehman Brothers Municipal Bond Index $19,680


--------------------------------------------------------------------------------
The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers
  Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 6

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02               Nuveen New Jersey Municipal Bond Fund
================================================================================

Quick Facts

                             A Shares      B Shares       C Shares      R Shares
--------------------------------------------------------------------------------
NAV                            $10.60        $10.59         $10.56        $10.60
--------------------------------------------------------------------------------
CUSIP                       67065N753     67065N746      67065N738     67065N720
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0390       $0.0325        $0.0340       $0.0405
--------------------------------------------------------------------------------
Inception Date                   9/94          2/97           9/94         12/91
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                           NAV                   Offer
1-Year                           6.04%                   1.57%
--------------------------------------------------------------
5-Year                           5.66%                   4.76%
--------------------------------------------------------------
10-Year                          6.29%                   5.84%
--------------------------------------------------------------

B Shares                      w/o CDSC                  w/CDSC
1-Year                           5.26%                   1.26%
--------------------------------------------------------------
5-Year                           4.85%                   4.69%
--------------------------------------------------------------
10-Year                          5.68%                   5.68%
--------------------------------------------------------------

C Shares                           NAV
1-Year                           5.46%
--------------------------------------------------------------
5-Year                           5.05%
--------------------------------------------------------------
10-Year                          5.61%
--------------------------------------------------------------

R Shares                           NAV
1-Year                           6.22%
--------------------------------------------------------------
5-Year                           5.85%
--------------------------------------------------------------
10-Year                          6.53%
--------------------------------------------------------------

Tax-Free Yields

A Shares                           NAV                   Offer
SEC 30-Day Yield                 3.92%                   3.75%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      5.98%                   5.73%
--------------------------------------------------------------

B Shares                           NAV
SEC 30-Day Yield                 3.17%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      4.84%
--------------------------------------------------------------

C Shares                           NAV
SEC 30-Day Yield                 3.37%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      5.15%
--------------------------------------------------------------

R Shares                           NAV
SEC 30-Day Yield                 4.12%
--------------------------------------------------------------
Taxable-Equivalent Yield/3/      6.29%
--------------------------------------------------------------


Annualized Total Returns as of 12/31/01/2/

A Shares                           NAV                   Offer
1-Year                           4.66%                   0.23%
--------------------------------------------------------------
5-Year                           5.32%                   4.42%
--------------------------------------------------------------
Since Inception                  6.12%                   5.66%
--------------------------------------------------------------

B Shares                      w/o CDSC                  w/CDSC
1-Year                           3.99%                  -0.01%
--------------------------------------------------------------
5-Year                           4.53%                   4.36%
--------------------------------------------------------------
Since Inception                  5.51%                   5.51%
--------------------------------------------------------------

C Shares                           NAV
1-Year                           4.18%
--------------------------------------------------------------
5-Year                           4.74%
--------------------------------------------------------------
Since Inception                  5.45%
--------------------------------------------------------------

R Shares                           NAV
1-Year                           4.94%
--------------------------------------------------------------
5-Year                           5.53%
--------------------------------------------------------------
Since Inception                  6.37%
--------------------------------------------------------------


Portfolio Statistics
Fund Net Assets ($000)                                $142,128
--------------------------------------------------------------
Average Effective Maturity (Years)                       18.08
--------------------------------------------------------------
Average Duration                                          6.95
--------------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                                   18%
--------------------------------------------------------------
Transportation                                             15%
--------------------------------------------------------------
Healthcare                                                 12%
--------------------------------------------------------------
Tax Obligation (General)                                   11%
--------------------------------------------------------------
U.S. Guaranteed                                            10%
--------------------------------------------------------------

         Bond Credit Quality/4/
        [PIE CHART APPEARS HERE]
    AAA/U.S. Guaranteed          65%
    AA                           14%
    A                             8%
    BBB                           8%
    NR                            4%
    Other                         1%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.


                             Annual Report | Page 7

--------------------------------------------------------------------------------

Portfolio Manager's Comments
Paul Brennan, Portfolio Manager
Nuveen New York Municipal Bond Fund, Nuveen New York Insured Municipal Bond Fund

================================================================================

Q. What market environment did the funds experience during the last 12 months?

A. Municipal investments continued to enjoy strong performance. As the economy deteriorated throughout the year--a process speeded by the September 11 terrorist attacks--the Federal Reserve was prompted to aggressively lower interest rates. By year's end, the Fed had decreased rates to their lowest levels in more than 40 years. This low-interest rate environment, coupled with continued modest inflation, helped boost the prices of older bonds offering higher coupon payments.

Municipal bonds were in demand during the period. According to the Investment Company Institute, investors bought $11.5 billion of municipal bond funds in 2001, compared to the $14 billion that were redeemed the previous year. The supply of municipal securities, meanwhile, kept up with this demand. A record $343 billion of new bonds were issued during 2001, 43 percent more than in the previous year. The increased supply stemmed in part from the economic slowdown, which forced many states and municipalities to rely on debt to finance essential projects, as opposed to a pay-as-you-go strategy, which is usually more feasible when government coffers are flush.

Not surprisingly, the September 11 attacks had a disproportionate financial impact on New York, and especially New York City. The New York municipal bond market was affected in two primary ways. First, the city experienced a sharp budget shortfall because tax revenues fell short of projections. This situation is expected to persist for the next couple of years. As a result, New York City's strong credit rating could be vulnerable in the future, a factor that helped depress the prices of the city's municipal bonds during the last half of the period. Second, bonds issued by the city's Port Authority, which owned the World Trade Center and also owns the region's major airports, underperformed modestly after the twin towers collapsed. Thanks to the authority's generally strong balance sheets, however, the bonds performed better than expected.

Q. How did the funds perform during the fiscal year ended February 28, 2002, and what factors influenced their returns?

A. Both funds performed in line with their peer groups. For the one year period ended February 28, 2002, the New York Municipal Bond Fund returned 5.94 percent (Class A shares at net asset value), compared to 5.92 percent for the Lipper New York Municipal Debt Funds/1/ category average. Similarly, the New York Insured Municipal Bond Fund returned 5.75 percent (Class A shares at net asset value), while the return of the Lipper New York Insured Municipal Debt Funds/2/ category average was 5.73 percent. As an additional point of comparison, the Lehman Brothers Municipal Bond Index/3/, which measures municipal bond performance nationwide, returned 6.84 percent.

Our commitment to a diversified portfolio helped influence the funds' overall results. We continued to invest in bonds across a variety of economic sectors and, when appropriate, credit ratings. This diversification was beneficial during a time when individual sectors, such as transportation, suffered after September 11.

In the noninsured fund, a significant weighting in BBB rated bonds--amounting to 11 percent of the portfolio as of February 28, 2002--helped boost performance. As credit spreads tightened during the period, investors were able to obtain a degree of additional yield by investing in these lower rated securities.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 98 funds in the Lipper New York Municipal Debt Funds category for the fiscal year ended
  February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 For the Nuveen New York Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 11 funds in the Lipper New York Insured Municipal Debt Funds category for the fiscal year ended February 28, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 8

In the insured fund, the fund benefited from a large weighting in healthcare bonds (17 percent of the portfolio as of February 28, 2002); healthcare was one of the market's strongest performing areas during the period. Also helping results was the fund's sizeable weighting in prerefunded bonds, which are backed by U.S. Treasuries and have the highest credit ratings.

Q. What strategies were underlying your management of the fund during the year?

A. We continued to follow Nuveen's overall value-oriented management strategy. Such a strategy leads us to potentially undervalued securities, for instance, those we want to buy because we believe their credit rating is lower than deserved. Similarly, we look to sell those securities we believe may be overvalued.

One of our management themes for the Nuveen New York Municipal Bond Fund during the past year was to continue to hold onto lower quality bonds, which offered relatively high yields and ended up being some of the fund's best performers. At the same time, the fund also invested widely in higher quality bonds. (The New York Insured fund, of course, invested exclusively in these types of securities.) These were in high demand during the period, as investors seemingly looked for opportunities they thought might offer a degree of safety during uncertain economic times.

Another approach we took in the Nuveen New York Municipal Bond Fund was to invest in tax-free bonds backed by payments from the tobacco industry as part of their legal settlement with state attorneys general. New York was the first state in the country to issue these types of bonds. They were in strong demand during the past year, and the fund benefited from owning them. We plan to continue investing in this area as we think appropriate.

In general, however, trading activity in the funds was moderate during the past 12 months. Our overall approach was to stick to our management strategy. For example, we were concerned with maintaining adequate diversification in the fund. Diversification is always an important goal, especially so during a weak economy, when issuers may be more vulnerable to credit problems. In addition to our holdings in bonds backed by tobacco settlement payments, we also found select opportunities in the healthcare and housing sectors. Also, when possible, we looked for New York opportunities outside the New York City region to add to the funds' geographic diversity.


                               Morningstar Ratings
                                  as of 2/28/02

                            Nuveen New York Municipal
                                 Bond Fund /1,2/
                           Overall rating among 1,651
                              municipal bond funds
                                      ****

                             Nuveen New York Insured
                            Municipal Bond Fund /1,3/
                           Overall rating among 1,651
                              municipal bond funds
                                      ****

Q. What is your outlook for the New York municipal market?

A. We envision that municipal bond supply will increase again in 2002. We also anticipate that the rest of the year will bring slow economic growth, a situation that would pressure the budgets of states and municipalities and likely

--------------------------------------------------------------------------------
1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associate with its three, five and ten-year (if applicable) Morningstar Rating metrics.

2 The Nuveen New York Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods:
1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

3 The Nuveen New York Insured Municipal Bond Fund was rated against the following numbers of U.S.-domiciled Municipal Bond funds over the following time periods: 1,651 funds in the last three years and 1,495 funds in the last five years. With respect to these Municipal Bond funds, the Nuveen New York Insured Municipal Bond Fund received a Morningstar Rating of four stars for the three and five-year periods, respectively. Past performance is no guarantee of future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics.

                             Annual Report | Page 9

--------------------------------------------------------------------------------

lead them to issue more debt to fund needed projects. This may be especially true in New York City, which is still trying to work through the economic effect of last year's terrorist attacks. As a result, we expect to have a wide variety of attractive bond issues from which to select during the coming months.

At the same time, slow economic growth could encourage the Fed to change course and raise interest rates down the road. Such a shift in interest rate policy could push municipal bond yields higher, particularly with respect to shorter-maturity bonds, which are especially sensitive to Fed rate adjustments. This would put downward pressure on bond prices.

No matter what happens in the broad municipal market, however, we expect to continue doing what we've been doing. That is, stick to our value-oriented investing philosophy, and stay focused on identifying strong performing municipal investments that may, over time, reward the funds' shareholders.

================================================================================

Nuveen New York Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers              Nuveen New York             Nuveen New York
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,234                        11,720
2/96      13,583                      13,548                        12,979
2/98      15,776                      15,637                        14,980
2/00      16,395                      16,123                        15,446
2/02      19,680                      18,954                        18,158

            ______ Nuveen New York Municipal Bond Fund (Offer) $18,158

            ______ Nuveen New York Municipal Bond Fund (NAV) $18,954

            ______ Lehman Brothers Municipal Bond Index $19,680

Nuveen New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

                          [MOUNTAIN CHART APPEARS HERE]

      Lehman Brothers             Nuveen NY Insured           Nuveen NY Insured
      Municipal Bond               Municipal Bond              Municipal Bond
           Index                    Fund (NAV)                   Fund (Offer)

2/92      10,000                      10,000                         9,580
2/94      12,005                      12,079                        11,571
2/96      13,583                      13,450                        12,885
2/98      15,776                      15,076                        14,443
2/00      16,395                      15,420                        14,773
2/02      19,680                      18,095                        17,335

        ______ Nuveen New York Insured Municipal Bond Fund (Offer) $17,335

        ______ Nuveen New York Insured Municipal Bond Fund (NAV) $18,095

        ______ Lehman Brothers Municipal Bond Index $19,680


--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 10

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02                 Nuveen New York Municipal Bond Fund
================================================================================

Quick Facts

                              A Shares      B Shares      C Shares      R Shares
NAV                             $10.72        $10.73         $10.75       $10.75
--------------------------------------------------------------------------------
CUSIP                        67065N670     67065N662      67065N654    67065N647
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.0450       $0.0385        $0.0405      $0.0470
--------------------------------------------------------------------------------
Inception Date                    9/94          2/97           9/94        12/86
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                           NAV               Offer
1-Year                           5.94%               1.47%
----------------------------------------------------------
5-Year                           5.89%               4.99%
----------------------------------------------------------
10-Year                          6.60%               6.15%
----------------------------------------------------------

B Shares                      w/o CDSC              w/CDSC
1-Year                           5.07%               1.07%
----------------------------------------------------------
5-Year                           5.11%               4.95%
----------------------------------------------------------
10-Year                          6.02%               6.02%
----------------------------------------------------------

C Shares                           NAV
1-Year                           5.29%
----------------------------------------------------------
5-Year                           5.31%
----------------------------------------------------------
10-Year                          5.97%
----------------------------------------------------------

R Shares                           NAV
1-Year                           6.16%
----------------------------------------------------------
5-Year                           6.12%
----------------------------------------------------------
10-Year                          6.87%
----------------------------------------------------------

Tax-Free Yields

A Shares                           NAV               Offer
SEC 30-Day Yield                 4.27%               4.09%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      6.57%               6.29%
----------------------------------------------------------

B Shares                           NAV
SEC 30-Day Yield                 3.52%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      5.42%
----------------------------------------------------------

C Shares                           NAV
SEC 30-Day Yield                 3.72%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      5.72%
----------------------------------------------------------

R Shares                          NAV
SEC 30-Day Yield                 4.47%
----------------------------------------------------------
Taxable-Equivalent Yield/3/      6.88%
----------------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                           NAV               Offer
1-Year                           3.84%              -0.54%
----------------------------------------------------------
5-Year                           5.43%               4.53%
----------------------------------------------------------
10-Year                          6.35%               5.89%
----------------------------------------------------------

B Shares                      w/o CDSC              w/CDSC
1-Year                           3.18%              -0.76%
----------------------------------------------------------
5-Year                           4.68%               4.51%
----------------------------------------------------------
10-Year                          5.77%               5.77%
----------------------------------------------------------

C Shares                           NAV
1-Year                           3.31%
----------------------------------------------------------
5-Year                           4.85%
----------------------------------------------------------
10-Year                          5.71%
----------------------------------------------------------

R Shares                           NAV
1-Year                           4.06%
----------------------------------------------------------
5-Year                           5.66%
----------------------------------------------------------
10-Year                          6.62%
----------------------------------------------------------

Portfolio Statistics
Fund Net Assets ($000)                            $309,048
----------------------------------------------------------
Average Effective Maturity (Years)                   18.98
----------------------------------------------------------
Average Duration                                      5.26
----------------------------------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                               25%
----------------------------------------------------------
Education and Civic Organizations                      12%
----------------------------------------------------------
Utilities                                              11%
----------------------------------------------------------
Healthcare                                             10%
----------------------------------------------------------
U.S. Guaranteed                                        10%
----------------------------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]
              AAA/U.S. Guaranteed          33%
              AA                           30%
              A                            18%
              BBB                          11%
              NR                            7%
              Other                         1%

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change.

                             Annual Report | Page 11

--------------------------------------------------------------------------------
Fund Spotlight as of 2/28/02        Nuveen New York Insured Municipal Bond Fund
================================================================================

Quick Facts

                             A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                            $10.59        $10.60        $10.59        $10.60
--------------------------------------------------------------------------------
CUSIP                       67065N639     67065N621     67065N613     67065N597
--------------------------------------------------------------------------------
Latest Dividend/1/            $0.0405       $0.0340       $0.0355      $ 0.0420
--------------------------------------------------------------------------------
Inception Date                   9/94          2/97          9/94         12/86
--------------------------------------------------------------------------------

Annualized Total Returns as of 2/28/02/2/

A Shares                       NAV      Offer
1-Year                       5.75%      1.31%
--------------------------------------------------
5-Year                       5.28%      4.38%
--------------------------------------------------
10-Year                      6.11%      5.65%
--------------------------------------------------

B Shares                  w/o CDSC     w/CDSC
1-Year                       4.97%      0.97%
--------------------------------------------------
5-Year                       4.50%      4.33%
--------------------------------------------------
10-Year                      5.50%      5.50%
--------------------------------------------------

C Shares                       NAV
1-Year                       5.26%
--------------------------------------------------
5-Year                       4.72%
--------------------------------------------------
10-Year                      5.44%
--------------------------------------------------

R Shares                       NAV
1-Year                       6.03%
--------------------------------------------------
5-Year                       5.50%
--------------------------------------------------
10-Year                      6.35%
--------------------------------------------------

Tax-Free Yields

A Shares                       NAV      Offer
SEC 30-Day Yield             3.47%      3.32%
--------------------------------------------------
Taxable-Equivalent Yield/3/  5.34%      5.11%
--------------------------------------------------

B Shares                       NAV
SEC 30-Day Yield             2.73%
--------------------------------------------------
Taxable-Equivalent Yield/3/  4.20%
--------------------------------------------------

C Shares                       NAV
SEC 30-Day Yield             2.92%
--------------------------------------------------
Taxable-Equivalent Yield/3/  4.49%
--------------------------------------------------

R Shares                       NAV
SEC 30-Day Yield             3.67%
--------------------------------------------------
Taxable-Equivalent Yield/3/  5.65%
--------------------------------------------------

Annualized Total Returns as of 12/31/01/2/

A Shares                       NAV      Offer
1-Year                       3.80%     -0.56%
--------------------------------------------------
5-Year                       4.83%      3.94%
--------------------------------------------------
10-Year                      5.87%      5.42%
--------------------------------------------------

B Shares                  w/o CDSC     w/CDSC
1-Year                       3.14%     -0.83%
--------------------------------------------------
5-Year                       4.06%      3.89%
--------------------------------------------------
10-Year                      5.27%      5.27%
--------------------------------------------------

C Shares                       NAV
1-Year                       3.22%
--------------------------------------------------
5-Year                       4.25%
--------------------------------------------------
10-Year                      5.21%
--------------------------------------------------

R Shares                       NAV
1-Year                       4.08%
--------------------------------------------------
5-Year                       5.05%
--------------------------------------------------
10-Year                      6.12%
--------------------------------------------------

Portfolio Statistics
Fund Net Assets ($000)               $356,955
--------------------------------------------------
Average Effective Maturity (Years)      19.65
--------------------------------------------------
Average Duration                         6.19
--------------------------------------------------

Bond Credit Quality/4/

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

[Pie Chart Appears Here]
Insured/U.S. Guaranteed              7%
U.S. Guaranteed                      3%
Insured                             90%
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid March 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.

4 As a percentage of total bond holdings as of February 28, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 12

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.4%

   $  1,000  Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company
              Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.8%

             The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
       2,830  5.750%, 7/01/20
       1,750  6.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 16.9%

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
             Series A:
       1,000  5.700%, 3/01/16
       2,000  5.750%, 3/01/26

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
             1991 Series A:
         305  7.000%, 11/15/05 (Alternative Minimum Tax)
       2,880  7.200%, 11/15/10 (Alternative Minimum Tax)

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
             1996 Series A:
       1,295  6.300%, 11/15/10 (Alternative Minimum Tax)
         975  6.350%, 11/15/11 (Alternative Minimum Tax)

      1,000  Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
              2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

      3,400  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),
              Series E, 5.000%, 7/01/28

      2,875  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,
              6.000%, 7/01/23

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),
              Series B, 6.000%, 7/01/25

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,
              5.400%, 7/01/23

        500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,
              5.875%, 7/01/26

      1,490  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,
              5.000%, 7/01/18

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,
              5.400%, 7/01/27

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
         925  5.250%, 7/01/25
       2,755  5.500%, 7/01/29

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall
              Issue), Series A, 5.625%, 7/01/29

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
             Issue), Series 1999C:
       1,155  5.500%, 11/01/17
       1,155  5.500%, 11/01/18
       1,155  5.500%, 11/01/19

        750  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,
              5.750%, 7/01/30

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,
              5.000%, 7/01/31

                                                                                                                 Optional Call
Description                                                                                                        Provisions*
-------------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company             10/07 at 102.00
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                               7/10 at 100.00
 6.000%, 7/01/26                                                                                               7/10 at 100.00
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                               3/06 at 101.00
 5.750%, 3/01/26                                                                                               3/06 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30      5/02 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                    5/02 at 102.00
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                    5/02 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                   11/04 at 102.00
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                   11/04 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),       11/11 at 100.00
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),        7/08 at 101.00
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,   7/03 at 102.00
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),          7/04 at 101.50
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,          7/05 at 101.00
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,      7/06 at 102.00
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,    7/08 at 101.00
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,     7/07 at 102.00
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                               7/09 at 101.00
 5.500%, 7/01/29                                                                                               7/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall          7/09 at 101.00
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                             11/09 at 101.00
 5.500%, 11/01/18                                                                                             11/09 at 101.00
 5.500%, 11/01/19                                                                                             11/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,  7/10 at 101.00
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,        7/11 at 101.00
 5.000%, 7/01/31

Description                                                                                                    Ratings**
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company                   BBB
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                                    Aa3
 6.000%, 7/01/26                                                                                                    Aa3
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                                    AAA
 5.750%, 3/01/26                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30           AAA

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                          A1
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                          A1

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                          A1
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                          A1

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),             Aaa
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),              AA
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,        BBB
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),               AAA
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,               AAA
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,           AAA
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,          AA
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,          AAA
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                                    AAA
 5.500%, 7/01/29                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall               Aaa
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                                   AAA
 5.500%, 11/01/18                                                                                                   AAA
 5.500%, 11/01/19                                                                                                   AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,       AAA
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,             AAA
 5.000%, 7/01/31

                                                                                                                     Market
Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.4%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds (International Paper Company             $    971,240
 Project), 1997 Series A, 5.700%, 10/01/21 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.8%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000:
 5.750%, 7/01/20                                                                                                 2,944,332
 6.000%, 7/01/26                                                                                                 1,838,200
---------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 16.9%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy Issue),
Series A:
 5.700%, 3/01/16                                                                                                 1,056,940
 5.750%, 3/01/26                                                                                                 2,078,760

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Yale University), 5.929%, 6/10/30        1,024,110

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1991 Series A:
 7.000%, 11/15/05 (Alternative Minimum Tax)                                                                        311,841
 7.200%, 11/15/10 (Alternative Minimum Tax)                                                                      2,942,899

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),
1996 Series A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                      1,363,013
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                      1,028,596

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds (Family Education Loan Program),          1,015,510
 2001 Series A, 5.250%, 11/15/18 (Alternative Minimum Tax)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Sacred Heart University Issue),          3,304,256
 Series E, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,     2,885,494
 6.000%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School Issue),            2,206,060
 Series B, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Kent School Issue), Series B,            1,533,000
 5.400%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series E,          530,260
 5.875%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Canterbury School Issue), Series A,      1,485,783
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Suffield Academy Issue), Series A,       1,024,870
 5.400%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Fairfield University), Series I:
 5.250%, 7/01/25                                                                                                   950,021
 5.500%, 7/01/29                                                                                                 2,865,503

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Horace Bushnell Memorial Hall            2,091,680
 Issue), Series A, 5.625%, 7/01/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut State University System
Issue), Series 1999C:
 5.500%, 11/01/17                                                                                                1,242,457
 5.500%, 11/01/18                                                                                                1,234,672
 5.500%, 11/01/19                                                                                                1,229,267

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Connecticut College Issue), Series D,      808,598
 5.750%, 7/01/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College), Series 2001G,          1,003,800
 5.000%, 7/01/31

--------------------------------------------------------------------------------
13

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

   $  1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,
              5.500%, 7/01/23

        900  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),
              2001 Series E, 5.250%, 7/01/21

        925  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,
              5.000%, 3/01/32

        500  The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,
              5.750%, 11/15/29

      2,160  The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,
              5.250%, 5/15/18

      2,870  The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20

        135  The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18

      1,500  The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20
----------------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.4%

        900  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,
              6.625%, 7/01/14

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,
              6.625%, 7/01/18

        800  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),
              Series B, 6.000%, 7/01/24

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,
              5.000%, 7/01/18

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
             Series B:
       1,000  5.375%, 7/01/17
       3,500  5.500%, 7/01/27

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,
              5.800%, 7/01/26

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital
              Issue), Series D, 5.750%, 7/01/27

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
         500  5.700%, 7/01/22
       1,000  5.625%, 7/01/25

      1,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),
              Series 1999F, 5.750%, 11/15/29

      2,725  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,
              5.750%, 7/01/20

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network
              Issue), Series A, 6.000%, 7/01/25

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002
              Series B, 5.500%, 7/01/32

      2,250  Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),
              Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.1%

      1,985  Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield
              Apartments Project), Series 1999, 7.250%, 12/01/24

                                                                                                                 Optional Call
Description                                                                                                        Provisions*
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,      7/11 at 101.00
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                7/11 at 101.00
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,      3/11 at 101.00
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                    11/10 at 101.00
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                     5/12 at 100.00
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20            11/12 at 101.00

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                         3/10 at 101.00

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                         4/11 at 101.00
-------------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,  7/02 at 101.00
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,  7/02 at 102.00
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),   7/04 at 102.00
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,    7/09 at 101.00
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                               7/07 at 102.00
 5.500%, 7/01/27                                                                                               7/07 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,   7/06 at 102.00
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital         7/07 at 102.00
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                               7/09 at 101.00
 5.625%, 7/01/25                                                                                               7/09 at 101.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),          11/09 at 101.00
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,   7/09 at 101.00
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network     7/10 at 101.00
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002          7/12 at 101.00
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),        7/05 at 102.00
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield        12/09 at 102.00
 Apartments Project), Series 1999, 7.250%, 12/01/24

Description                                                                                                    Ratings**
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,            A2
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                      A2
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,           AAA
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                          AAA
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                          AA-
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20                  AAA

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                              AAA

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                               AA
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,       AAA
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,       AAA
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),        AAA
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,         Aaa
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                                    BBB
 5.500%, 7/01/27                                                                                                    BBB

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,        AAA
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital              AAA
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                                    AAA
 5.625%, 7/01/25                                                                                                    AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),                AAA
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,         AA
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network           AA
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002                AA
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),             AAA
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield              N/R
 Apartments Project), Series 1999, 7.250%, 12/01/24

                                                                                                                     Market
Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School), Series D,     $  1,046,090
 5.500%, 7/01/23

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Loomis Chaffee School),                    926,361
 2001 Series E, 5.250%, 7/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Academy), Series 2001B,          928,108
 5.000%, 3/01/32

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2000 Series A,                         573,515
 5.750%, 11/15/29

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, 2002 Series A,                       2,266,963
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, 2002 Series A, 5.250%, 11/15/20               2,988,388

The University of Connecticut, General Obligation Bonds, 2000 Series A, 5.550%, 3/01/18                             145,530

The University of Connecticut, General Obligation Bonds, 2001 Series A, 5.250%, 4/01/20                           1,561,335
---------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.4%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital of Raphael Issue), Series D,      930,600
 6.625%, 7/01/14

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bridgeport Hospital Issue), Series A,    2,072,500
 6.625%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Britain General Hospital Issue),       833,376
 Series B, 6.000%, 7/01/24

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Stamford Hospital Issue), Series G,      1,010,720
 5.000%, 7/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Hospital for Special Care Issue),
Series B:
 5.375%, 7/01/17                                                                                                   956,140
 5.500%, 7/01/27                                                                                                 3,209,465

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Greenwich Hospital Issue), Series A,     1,567,980
 5.800%, 7/01/26

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (The William W. Backus Hospital           2,094,580
 Issue), Series D, 5.750%, 7/01/27

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Danbury Hospital Issue), Series G:
 5.700%, 7/01/22                                                                                                   530,585
 5.625%, 7/01/25                                                                                                 1,048,980

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Catholic Health East Issue),             1,581,885
 Series 1999F, 5.750%, 11/15/29

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Waterbury Hospital Issue), Series C,     2,856,917
 5.750%, 7/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Eastern Connecticut Health Network       2,126,940
 Issue), Series A, 6.000%, 7/01/25

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Bristol Hospital Issue), 2002            2,023,980
 Series B, 5.500%, 7/01/32

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer, Inc. Project),          2,509,335
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 2.1%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds (Stratfield           2,016,562
 Apartments Project), Series 1999, 7.250%, 12/01/24

--------------------------------------------------------------------------------
14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $  2,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,
              6.200%, 11/15/41 (Alternative Minimum Tax)

      1,500  New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding
              Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
              6.875%, 7/01/24
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 8.9%

      1,250  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,
              6.200%, 5/15/14

      2,750  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,
              6.100%, 5/15/17

        945  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A
              (Subseries A-1), 6.100%, 5/15/17

      6,005  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B
              (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

      1,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F
              (Subseries F-1), 6.000%, 5/15/17

      1,500  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B
              (Subseries B-1), 6.050%, 5/15/18

      4,180  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E
              (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

      1,465  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F
              (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

        750  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A
              (Subseries A-1), 6.000%, 11/15/28

      1,985  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,
              5.250%, 11/15/28

      1,595  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,
              5.300%, 11/15/33 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.8%

        500  Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),
              Series GH-5, 5.850%, 6/15/30

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -
              Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
             (Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
       1,700  5.700%, 4/01/12
       2,610  5.800%, 4/01/21

      1,875  Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
              (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
             (Connecticut Baptist Homes, Inc. Project), Series 1999:
       1,000  5.500%, 9/01/15
         500  5.625%, 9/01/22

      1,000  Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
              (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,          12/09 at 100.00
 6.200%, 11/15/41 (Alternative Minimum Tax)

New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding     7/02 at 102.00
 Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 8.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,            5/03 at 102.00
 6.200%, 5/15/14

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,            5/04 at 102.00
 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A             5/05 at 102.00
 (Subseries A-1), 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B            11/07 at 102.00
 (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F            11/05 at 102.00
 (Subseries F-1), 6.000%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B             5/06 at 102.00
 (Subseries B-1), 6.050%, 5/15/18

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E            11/06 at 102.00
 (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F            11/06 at 102.00
 (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A             5/10 at 100.00
 (Subseries A-1), 6.000%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,          5/10 at 100.00
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,           11/10 at 100.00
 5.300%, 11/15/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 6.8%

Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),   6/10 at 102.00
 Series GH-5, 5.850%, 6/15/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -          8/08 at 102.00
 Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -   11/04 at 102.00
 AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
 5.700%, 4/01/12                                                                                        4/07 at 102.00
 5.800%, 4/01/21                                                                                        4/07 at 102.00

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds      12/06 at 103.00
 (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Connecticut Baptist Homes, Inc. Project), Series 1999:
 5.500%, 9/01/15                                                                                        9/09 at 102.00
 5.625%, 9/01/22                                                                                        9/09 at 102.00

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds      12/09 at 102.00
 (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1999 Series D2,                AAA $  2,093,080
 6.200%, 11/15/41 (Alternative Minimum Tax)

New Britain Senior Citizens Housing Development Corporation, Connecticut, Mortgage Revenue Refunding          AAA    1,531,515
 Bonds (FHA-Insured Mortgage Loan - Nathan Hale Apartments - Section 8 Assisted Project), Series 1992A,
 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 8.9%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series A,                 AAA    1,293,425
 6.200%, 5/15/14

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1994 Series A,                 AAA    2,860,358
 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series A                  AAA      966,442
 (Subseries A-1), 6.100%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series B                  AAA    6,231,328
 (Subseries B-2), 5.850%, 11/15/28 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1995 Series F                  AAA    1,053,040
 (Subseries F-1), 6.000%, 5/15/17

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series B                  AAA    1,547,550
 (Subseries B-1), 6.050%, 5/15/18

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series E                  AAA    4,348,914
 (Subseries E-2), 6.150%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1997 Series F                  Aaa    1,526,354
 (Subseries F-2), 6.000%, 11/15/27 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2000 Series A                  AAA      791,888
 (Subseries A-1), 6.000%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series A-1,               AAA    1,993,377
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 2001 Series C,                 AAA    1,592,432
 5.300%, 11/15/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 6.8%

Connecticut Housing Finance Authority, Special Obligation Bonds (Group Home Mortgage Finance Program),        AAA      527,125
 Series GH-5, 5.850%, 6/15/30

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (FHA-Insured Mortgage -               AAA    1,003,540
 Hebrew Home and Hospital Issue), Series B, 5.200%, 8/01/38

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -         AAA    2,296,420
 AHF/Hartford, Inc. Project), Series 1994, 7.125%, 11/01/24

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Church Homes, Inc. - Congregational Avery Heights Project), 1997 Series:
 5.700%, 4/01/12                                                                                             BBB    1,659,200
 5.800%, 4/01/21                                                                                             BBB    2,377,136

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds           BBB+    1,755,788
 (Elim Park Baptist Home, Inc. Project), Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds
(Connecticut Baptist Homes, Inc. Project), Series 1999:
 5.500%, 9/01/15                                                                                              AA    1,054,110
 5.625%, 9/01/22                                                                                              AA      516,350

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Project Refunding Bonds            N/R    1,064,130
 (Mary Wade Home, Inc. Project), 1999 Series A, 6.375%, 12/01/18

--------------------------------------------------------------------------------
15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
------------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

             Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
    $  2,200  5.250%, 8/01/19
       3,910  5.375%, 8/01/24
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.2%

      2,800  City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17

      1,000  City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19

        325  Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09

             Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660  5.625%, 10/15/18
         660  5.625%, 10/15/19

      2,800  State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,
              0.000%, 12/15/11

      1,000  State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,
              0.000%, 5/15/09

        500  State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18

      5,000  State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)

      1,000  State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20

      1,015  Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16

             Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
         200  7.200%, 8/15/06
         200  7.200%, 8/15/07
         200  7.200%, 8/15/08

             Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
         200  7.500%, 4/01/02
         200  7.500%, 4/01/03
         200  7.500%, 4/01/04
         150  7.500%, 4/01/05

        340  City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06

        665  City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19

      1,630  City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20

             City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
         120  7.300%, 12/01/05
         100  7.300%, 12/01/07

        975  Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20

             Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
         160  7.400%, 5/01/08
         160  7.400%, 5/01/09

             Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
         275  6.500%, 2/15/10
         270  6.500%, 2/15/11

             Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
         100  7.100%, 9/01/02
         310  7.100%, 9/01/03
         100  7.200%, 9/01/04
         335  7.250%, 9/01/06
         335  7.300%, 9/01/08
         155  7.300%, 9/01/10

                                                                                                             Optional Call
Description                                                                                                    Provisions*
---------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                           2/10 at 102.00
 5.375%, 8/01/24                                                                                           2/10 at 102.00
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                   3/07 at 101.00

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                   7/10 at 101.00

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                    No Opt. Call

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                         10/09 at 101.00
 5.625%, 10/15/19                                                                                         10/09 at 101.00

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,    No Opt. Call
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,    No Opt. Call
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                            11/09 at 101.00

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)    No Opt. Call

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                            11/11 at 100.00

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                   7/11 at 102.00

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                             No Opt. Call
 7.200%, 8/15/07                                                                                             No Opt. Call
 7.200%, 8/15/08                                                                                             No Opt. Call

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                             No Opt. Call
 7.500%, 4/01/03                                                                                             No Opt. Call
 7.500%, 4/01/04                                                                                             No Opt. Call
 7.500%, 4/01/05                                                                                             No Opt. Call

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                    No Opt. Call

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                   11/09 at 101.00

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                   11/10 at 101.00

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                            No Opt. Call
 7.300%, 12/01/07                                                                                            No Opt. Call

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20              6/10 at 100.00

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                             No Opt. Call
 7.400%, 5/01/09                                                                                             No Opt. Call

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                             No Opt. Call
 6.500%, 2/15/11                                                                                             No Opt. Call

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                           3/02 at 102.00
 7.100%, 9/01/03                                                                                           3/02 at 102.00
 7.200%, 9/01/04                                                                                           3/02 at 102.00
 7.250%, 9/01/06                                                                                           3/02 at 102.00
 7.300%, 9/01/08                                                                                           3/02 at 102.00
 7.300%, 9/01/10                                                                                           3/02 at 102.00

Description                                                                                                Ratings**
---------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                                 AA
 5.375%, 8/01/24                                                                                                 AA
---------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                        AAA

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                        AAA

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                        A3

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                               Aa3
 5.625%, 10/15/19                                                                                               Aa3

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,        AA
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,        AA
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                                   AA

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)       Aa2

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                                   AA

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                        Aaa

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                                Aa1
 7.200%, 8/15/07                                                                                                Aa1
 7.200%, 8/15/08                                                                                                Aa1

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                                AAA
 7.500%, 4/01/03                                                                                                AAA
 7.500%, 4/01/04                                                                                                AAA
 7.500%, 4/01/05                                                                                                AAA

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                        AA

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                         AAA

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                         AAA

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                                A+
 7.300%, 12/01/07                                                                                                A+

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                     A

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                                 A2
 7.400%, 5/01/09                                                                                                 A2

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                                AAA
 6.500%, 2/15/11                                                                                                AAA

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                                 A3
 7.100%, 9/01/03                                                                                                 A3
 7.200%, 9/01/04                                                                                                 A3
 7.250%, 9/01/06                                                                                                 A3
 7.300%, 9/01/08                                                                                                 A3
 7.300%, 9/01/10                                                                                                 A3

                                                                                                                 Market
Description                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Connecticut Development Authority, Revenue Refunding Bonds (Duncaster, Inc. Project), Series 1999A:
 5.250%, 8/01/19                                                                                          $  2,225,190
 5.375%, 8/01/24                                                                                             3,967,594
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 13.2%

City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series A, 5.250%, 3/01/17                     2,880,108

City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series A, 6.000%, 7/15/19                     1,098,460

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                      386,942

Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                              708,847
 5.625%, 10/15/19                                                                                              705,329

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1991 Series B,    1,884,988
 0.000%, 12/15/11

State of Connecticut, General Obligation Capital Appreciation Bonds (College Savings Plan), 1990 Series A,      761,110
 0.000%, 5/15/09

State of Connecticut, General Obligation Bonds, 1999 Series B, 5.500%, 11/01/18                                 533,820

State of Connecticut, General Obligation Bonds (Residual Certificates), Series 514, 13.860%, 12/15/13 (IF)    6,842,750

State of Connecticut, General Obligation Bonds, 2001 Series D, 5.000%, 11/15/20                               1,012,600

Town of East Lyme, Connecticut, General Obligation Bonds, 5.000%, 7/15/16                                     1,061,142

Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
 7.200%, 8/15/06                                                                                               235,040
 7.200%, 8/15/07                                                                                               238,714
 7.200%, 8/15/08                                                                                               242,486

Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
 7.500%, 4/01/02                                                                                               201,122
 7.500%, 4/01/03                                                                                               212,862
 7.500%, 4/01/04                                                                                               221,700
 7.500%, 4/01/05                                                                                               171,357

City of Middletown, Connecticut, General Obligation Bonds, 6.900%, 4/15/06                                      391,524

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                        739,992

City of New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20                      1,655,510

City of New London, Connecticut, General Obligation Water Department Revenue Bonds, Series 20:
 7.300%, 12/01/05                                                                                              139,111
 7.300%, 12/01/07                                                                                              119,995

Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                1,011,826

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
 7.400%, 5/01/08                                                                                               192,568
 7.400%, 5/01/09                                                                                               193,128

Town of Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
 6.500%, 2/15/10                                                                                               323,026
 6.500%, 2/15/11                                                                                               321,883

Town of Plainfield, Connecticut, General Obligation Bonds, Series 1991:
 7.100%, 9/01/02                                                                                               102,374
 7.100%, 9/01/03                                                                                               317,697
 7.200%, 9/01/04                                                                                               102,492
 7.250%, 9/01/06                                                                                               343,362
 7.300%, 9/01/08                                                                                               343,378
 7.300%, 9/01/10                                                                                               158,877

--------------------------------------------------------------------------------
16

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
             Issue of 2000:
    $    650  5.500%, 3/15/18
         650  5.625%, 3/15/19
         650  5.700%, 3/15/20

      3,700  Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)

             City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
         910  6.000%, 2/01/18
       1,025  6.000%, 2/01/20

             Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
         140  6.750%, 4/15/06
         140  6.750%, 4/15/07
         140  6.750%, 4/15/08
         140  6.750%, 4/15/09
         140  6.750%, 4/15/10
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.3%

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

      3,695  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

        880  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),
              Series A, 5.000%, 7/01/28

      1,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

      5,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

      3,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
             Highland View Manor, Inc. Project), Series 1994:
       1,500  7.200%, 11/01/10 (Alternative Minimum Tax)
       4,200  7.500%, 11/01/16 (Alternative Minimum Tax)

             Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
             Wadsworth Glen Healthcare Center Project), Series 1994:
       1,100  7.200%, 11/01/10 (Alternative Minimum Tax)
       1,000  7.500%, 11/01/16 (Alternative Minimum Tax)

      4,115  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

      2,895  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,
              Inc. Issue), Series 1998A, 6.750%, 7/01/28

      4,365  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
              3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

      1,150  State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,
              6.125%, 9/01/12

             State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
       1,275  5.000%, 12/15/20
       1,000  5.000%, 12/15/30

             Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
       1,500  5.750%, 7/01/16
       1,000  5.750%, 7/01/19

                                                                                                              Optional Call
Description                                                                                                     Provisions*
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                            3/10 at 101.00
 5.625%, 3/15/19                                                                                            3/10 at 101.00
 5.700%, 3/15/20                                                                                            3/10 at 101.00

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                            No Opt. Call

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                            2/09 at 101.00
 6.000%, 2/01/20                                                                                            2/09 at 101.00

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                              No Opt. Call
 6.750%, 4/15/07                                                                                              No Opt. Call
 6.750%, 4/15/08                                                                                              No Opt. Call
 6.750%, 4/15/09                                                                                              No Opt. Call
 6.750%, 4/15/10                                                                                              No Opt. Call
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),     7/08 at 102.00
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/04 at 102.00
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                11/04 at 102.00
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                11/04 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                11/04 at 102.00
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                11/04 at 102.00

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/06 at 102.00
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,    7/08 at 105.00
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -       11/06 at 102.00
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,    No Opt. Call
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                          12/11 at 101.00
 5.000%, 12/15/30                                                                                          12/11 at 101.00

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                            7/10 at 101.00
 5.750%, 7/01/19                                                                                            7/10 at 101.00

Description                                                                                                 Ratings**
----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                                 Aaa
 5.625%, 3/15/19                                                                                                 Aaa
 5.700%, 3/15/20                                                                                                 Aaa

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                               AAA

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                                  AA
 6.000%, 2/01/20                                                                                                  AA

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                                  A1
 6.750%, 4/15/07                                                                                                  A1
 6.750%, 4/15/08                                                                                                  A1
 6.750%, 4/15/09                                                                                                  A1
 6.750%, 4/15/10                                                                                                  A1
----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AA-
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),          AAA
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -             AAA
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                      AAA
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                      AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                      AAA
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                      AAA

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -              AA
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,           A
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -              AA
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,       AA-
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                                AA-
 5.000%, 12/15/30                                                                                                AA-

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                                 AAA
 5.750%, 7/01/19                                                                                                 AAA

                                                                                                                  Market
Description                                                                                                        Value
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Regional School District No. 16, Towns of Beacon Falls and Prospect, Connecticut, General Obligation Bonds,
Issue of 2000:
 5.500%, 3/15/18                                                                                           $    701,435
 5.625%, 3/15/19                                                                                                705,965
 5.700%, 3/15/20                                                                                                707,207

Commonwealth of Puerto Rico, Public Improvement Bonds (TICS), 13.000%, 7/01/19 (IF)                            4,821,396

City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, 2000 Issue:
 6.000%, 2/01/18                                                                                                966,766
 6.000%, 2/01/20                                                                                              1,080,043

Town of Winchester, Connecticut, General Obligation Bonds, Series 1990:
 6.750%, 4/15/06                                                                                                159,691
 6.750%, 4/15/07                                                                                                161,795
 6.750%, 4/15/08                                                                                                163,933
 6.750%, 4/15/09                                                                                                165,337
 6.750%, 4/15/10                                                                                                167,187
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.3%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          2,089,820
 St. Camillus Health Center Project), Series 1994, 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,041,480
 St. Camillus Health Center - Insured by AMBAC), Series 1994 (TCRS), 6.250%, 11/01/18

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Child Care Facilities Program),         860,156
 Series A, 5.000%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          1,125,860
 Sharon Healthcare Project), Series 1994, 6.250%, 11/01/21

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          5,468,850
 St. Joseph's Manor Project), Series 1994, 6.250%, 11/01/16

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          3,281,310
 The Jewish Home for the Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Highland View Manor, Inc. Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                   1,694,310
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                   4,744,614

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -
Wadsworth Glen Healthcare Center Project), Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax)                                                                   1,242,494
 7.500%, 11/01/16 (Alternative Minimum Tax)                                                                   1,129,670

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,400,746
 Abbott Terrace Health Center Project), Series 1996, 5.750%, 11/01/13

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (New Opportunities for Waterbury,      3,130,971
 Inc. Issue), Series 1998A, 6.750%, 7/01/28

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Nursing Home Program Issue -          4,603,984
 3030 Park Fairfield Health Center Project), Series 1996, 6.250%, 11/01/21

State of Connecticut, Special Tax Obligation Bonds (Transportation Infrastructure Purposes), 1992 Series B,    1,345,592
 6.125%, 9/01/12

State of Connecticut, Certificates of Participation (Juvenile Training School), Series 2001:
 5.000%, 12/15/20                                                                                             1,283,390
 5.000%, 12/15/30                                                                                               984,170

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B:
 5.750%, 7/01/16                                                                                              1,745,790
 5.750%, 7/01/19                                                                                              1,092,600

--------------------------------------------------------------------------------
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $  2,000  Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),
              Series 1999A, 6.500%, 10/01/24

        725  Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,
              6.900%, 3/01/06
-----------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.2%

      2,100  State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,
              5.125%, 10/01/26 (Alternative Minimum Tax)

      1,000  City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25

        250  Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,
              6.250%, 6/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.0%

      2,860  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),
              Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

      1,300  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare
              System - Parkside Lodges Projects), 7.375%, 7/01/19

      3,500  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,
              6.250%, 7/01/12 (Pre-refunded to 7/01/02)

      1,100  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),
              Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

      2,000  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,
              6.125%, 7/01/24 (Pre-refunded to 7/01/04)

      2,910  Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,
              6.000%, 7/01/23 (Pre-refunded to 7/01/03)

      7,000  Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),
              Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

        200  City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02

      3,075  Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

             City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
         700  6.400%, 5/15/11 (Pre-refunded to 5/15/02)
         680  6.400%, 5/15/12 (Pre-refunded to 5/15/02)
-----------------------------------------------------------------------------------------------------------------------------
             Utilities - 7.4%

      8,000  Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds
              (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

        900  Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power
              Company), Series 1993A, 5.850%, 9/01/28

             Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
             Subordinate Series 1991:
         400  6.750%, 11/15/03 (Alternative Minimum Tax)
         500  6.800%, 11/15/04 (Alternative Minimum Tax)

      5,250  Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American
              REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
             Series 1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)
       3,915  5.500%, 1/01/20 (Alternative Minimum Tax)

                                                                                                                  Optional Call
Description                                                                                                         Provisions*
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),           10/10 at 101.00
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                        3/02 at 101.00
 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,               4/11 at 101.00
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                      7/10 at 100.00

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,  6/06 at 102.00
 6.250%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),          7/03 at 100.00
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare             7/02 at 100.00
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,    7/02 at 102.00
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),      7/02 at 102.00
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,       7/04 at 102.00
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,    7/03 at 102.00
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                 9/02 at 102.00
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                           No Opt. Call

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40       10/10 at 101.00

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                      5/02 at 102.00
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                      5/02 at 102.00
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds         7/05 at 102.00
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power       10/08 at 102.00
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                     5/02 at 102.00
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                     5/02 at 102.00

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                  11/02 at 102.00
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                      1/03 at 102.00
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                      1/03 at 102.00
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                      1/03 at 102.00

Description                                                                                                     Ratings**
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),                BBB-
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                             AAA
 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,                    AAA
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                           BBB

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,        BB
 6.250%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),               AAA
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare                  AAA
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,         AAA
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),        N/R***
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,            AAA
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,      BBB***
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                   A2***
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                              AAA

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40             AAA

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                           AAA
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                           AAA
--------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds               A2
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power              A3
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                           AA
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                           AA

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                        BBB
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                           BBB
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                           BBB
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                           BBB

                                                                                                                      Market
Description                                                                                                            Value
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),           $  2,160,020
 Series 1999A, 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock Academy), 1990 Issue,                            735,737
 6.900%, 3/01/06
----------------------------------------------------------------------------------------------------------------------------
Transportation - 1.2%

State of Connecticut, General Airport Revenue Bonds (Bradley International Airport), Series 2001A,                 2,085,384
 5.125%, 10/01/26 (Alternative Minimum Tax)

City of Hartford, Connecticut, Parking System Revenue Bonds, 2000 Series A, 6.500%, 7/01/25                        1,039,650

Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project), 1996 Series A,      197,448
 6.250%, 6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.0%

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (University of Hartford Issue),            3,082,680
 Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Lutheran General Healthcare               1,628,978
 System - Parkside Lodges Projects), 7.375%, 7/01/19

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Middlesex Hospital Issue), Series G,      3,627,540
 6.250%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (William W. Backus Hospital Issue),        1,138,874
 Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Trinity College Issue), Series D,         2,221,280
 6.125%, 7/01/24 (Pre-refunded to 7/01/04)

Health and Educational Facilities Authority, Connecticut, Revenue Bonds (Quinnipiac College Issue), Series D,      3,133,110
 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

Connecticut Development Authority, Healthcare Project Refunding Bonds (Duncaster, Inc. Project),                   7,324,170
 Series 1992, 6.750%, 9/01/15 (Pre-refunded to 9/01/02)

City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992, 9.250%, 3/01/02                             200,130

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.500%, 10/01/40          3,225,491

City of Torrington, Connecticut, General Obligation Bonds, Series 1992:
 6.400%, 5/15/11 (Pre-refunded to 5/15/02)                                                                          721,469
 6.400%, 5/15/12 (Pre-refunded to 5/15/02)                                                                          700,856
----------------------------------------------------------------------------------------------------------------------------
Utilities - 7.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding Bonds           7,779,360
 (Ogden Martin Systems of Bristol, Inc. Project), Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds (Connecticut Light and Power            919,908
 Company), Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Revenue Bonds (Wallingford Resource Recovery Project),
Subordinate Series 1991:
 6.750%, 11/15/03 (Alternative Minimum Tax)                                                                         409,432
 6.800%, 11/15/04 (Alternative Minimum Tax)                                                                         511,620

Connecticut Resources Recovery Authority, Tax-Exempt Interest Corporate Credit Bonds (American                     5,347,283
 REF-FUEL Company of Southeastern Connecticut Project), 1992 Series A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project),
Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                          241,934
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                        1,313,529
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                        3,635,662

--------------------------------------------------------------------------------
18

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.8%

   $    770  Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic
              Company Project), Series 1990, 7.250%, 6/01/20

      2,000  Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company
              Project), Series 1993, 6.650%, 12/15/20

      1,750  Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),
              Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

         50  State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------
   $251,210  Total Investments (cost $249,608,989) - 97.2%
-----------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.6%
    $  4,250 Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand
------------   Bonds, 0.950%, 12/01/15 +
             ---------------------------------------------------------------------------------------------------------

             Other Assets Less Liabilities - 1.2%
             ---------------------------------------------------------------------------------------------------------
             Net Assets - 100%
             ---------------------------------------------------------------------------------------------------------

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 1.8%

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic          6/02 at 100.00
 Company Project), Series 1990, 7.250%, 6/01/20

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company    12/03 at 102.00
 Project), Series 1993, 6.650%, 12/15/20

Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),  4/07 at 102.00
 Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11                         7/02 at 101.00
--------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $249,608,989) - 97.2%
--------------------------------------------------------------------------------------------------------------------------

Short-Term Investments - 1.6%
Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand
  Bonds, 0.950%, 12/01/15 +
---------------------------------------------------------------------------------------------------------
                                                                                                          ----------------
Other Assets Less Liabilities - 1.2%                                                                      ---------------
---------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                         ---------------
---------------------------------------------------------------------------------------------------------

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 1.8%

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Bridgeport Hydraulic                 A $    779,570
 Company Project), Series 1990, 7.250%, 6/01/20

Connecticut Development Authority, Water Facilities Revenue Refunding Bonds (Connecticut Water Company          AAA    2,183,840
 Project), Series 1993, 6.650%, 12/15/20

Connecticut Development Authority, Water Facilities Revenue Bonds (Bridgeport Hydraulic Company Project),         A    1,852,410
 Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)

State of Connecticut, Clean Water Fund Revenue Bonds, Series 1991, 7.000%, 1/01/11                              AAA       50,742
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $249,608,989) - 97.2%                                                               263,225,072
--------------------------------------------------------------------------------------------------------------------------------

Short-Term Investments - 1.6%
Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate Demand       VMIG-1    4,250,000
  Bonds, 0.950%, 12/01/15 +
---------------------------------------------------------------------------------------------------------
                                                                                                          ----------------------
Other Assets Less Liabilities - 1.2%                                                                      ---------    3,317,202
---------------------------------------------------------------------------------------------------------  ------------
Net Assets - 100%                                                                                         --------- $270,792,274
---------------------------------------------------------------------------------------------------------           ------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
---------    --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.2%

   $    250  Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds
              (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.1%

      2,825  The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20

      1,500  Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21
--------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.4%

        910  New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic
              Project), Series 1993, 8.000%, 9/15/18

        290  New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 5.500%, 5/15/05

      2,200  New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,
              6.000%, 2/01/25

        665  New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,
              6.750%, 7/01/08

        410  New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,
              5.625%, 7/01/13

        835  New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,
              5.875%, 7/01/11

        650  New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,
              5.000%, 7/01/25

         50  Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),
              1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.5%

        510  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),
              Series A, 7.000%, 7/01/20

      1,200  New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital
              Issue), Series 1997, 5.250%, 7/01/20

        200  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center
              Issue), Series 1994, 5.800%, 7/01/07

        400  New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center
              Issue), Series C, 6.800%, 7/01/05

        100  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),
              Series 1992, 6.000%, 7/01/07

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),
              Series C, 5.700%, 7/01/02

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical
              Center Issue), Series 1994, 5.900%, 7/01/05

      4,875  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -
              FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
             Refunding Series 2002:
        505   3.000%, 7/01/03
      1,710   5.000%, 7/01/22

      1,000  New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital
              Corporation Issue), Series 1997A, 5.000%, 7/01/27

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
             Series 1994:
        215   6.400%, 7/01/07
        175   6.250%, 7/01/12

                                                                                                              Optional Call
Description                                                                                                     Provisions*
--------------------------------------------------------                                                     --------
----------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds     No Opt. Call
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
----------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                  7/10 at 100.00
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21   5/11 at 100.00
----------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                No Opt. Call
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),          No Opt. Call
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,      2/08 at 101.00
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,      7/02 at 100.00
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,       7/03 at 102.00
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,            7/04 at 100.00
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,     7/11 at 100.00
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),       7/02 at 102.00
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),        7/02 at 100.00
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital        7/07 at 102.00
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center       7/04 at 102.00
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center  7/02 at 102.00
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),             7/02 at 102.00
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),           No Opt. Call
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical      7/04 at 102.00
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -      8/11 at 100.00
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                               No Opt. Call
 5.000%, 7/01/22                                                                                             1/12 at 100.00

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital              7/07 at 102.00
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                             7/04 at 102.00
 6.250%, 7/01/12                                                                                             7/04 at 102.00

Description                                                                                                  Ratings**
--------------------------------------------------------                                                     -----
-----------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds          A3
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                        Aa3
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21          A3
-----------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                    N/R
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),              AAA
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,            N/R
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,              A
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,            Baa1
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,                  AAA
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,           AAA
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),              A+
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),              AAA
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital              AAA
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center             AAA
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center         A-
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),                   AAA
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),               AAA
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical            AAA
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -            AAA
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                                    AA
 5.000%, 7/01/22                                                                                                    AA

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital                    AAA
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                                   AAA
 6.250%, 7/01/12                                                                                                   AAA

                                                                                                                   Market
Description                                                                                                         Value
--------------------------------------------------------                                                     -------
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.2%

Pollution Control Financing Authority, Union County, New Jersey, Pollution Control Revenue Refunding Bonds   $    279,368
 (American Cyanamid Company Issue), Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.1%

The Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2000,                     2,939,130
 5.750%, 7/01/20

Tobacco Settlement Financing Corporation, Virgin Islands, Asset-Backed Bonds, Series 2001, 5.000%, 5/15/21      1,471,740
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 4.4%

New Jersey Economic Development Authority, Economic Development Bonds (Yeshiva Ktana of Passaic                 1,003,994
 Project), Series 1993, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),             313,800
 Series 1995B, 5.500%, 5/15/05

New Jersey Economic Development Authority, School Revenue Bonds (Gill-St. Bernard School), Series 1998,         2,179,606
 6.000%, 2/01/25

New Jersey Educational Facilities Authority, Revenue Bonds (Trenton State College Issue), Series 1976D,           667,953
 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds (Monmouth College), Series 1993A,            422,788
 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds (Princeton University), 1994 Series A,                 899,270
 5.875%, 7/01/11

New Jersey Educational Facilities Authority, Revenue Bonds (Ramapo College of New Jersey), Series 2001D,          650,676
 5.000%, 7/01/25

Higher Education Assistance Authority, New Jersey, Student Loan Revenue Bonds (NJ Class Loan Program),             51,326
 1992 Series A, 6.000%, 1/01/06 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 11.5%

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hunterdon Medical Center Issue),             517,517
 Series A, 7.000%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (Holy Name Hospital           1,226,664
 Issue), Series 1997, 5.250%, 7/01/20

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center            220,114
 Issue), Series 1994, 5.800%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Refunding Revenue Bonds (Atlantic City Medical Center       414,344
 Issue), Series C, 6.800%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (West Jersey Health System),                  103,566
 Series 1992, 6.000%, 7/01/07

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),              253,685
 Series C, 5.700%, 7/01/02

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Dover General Hospital and Medical           272,140
 Center Issue), Series 1994, 5.900%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Jersey City Medical Center Issue -         4,848,773
 FHA-Insured Mortgage), Series 2001, 5.000%, 7/01/05

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayshore Community Hospital),
Refunding Series 2002:
 3.000%, 7/01/03                                                                                                  512,418
 5.000%, 7/01/22                                                                                                1,691,600

New Jersey Healthcare Facilities Financing Authority, Revenue and Refunding Bonds (AHS Hospital                   997,080
 Corporation Issue), Series 1997A, 5.000%, 7/01/27

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07                                                                                                  237,984
 6.250%, 7/01/12                                                                                                  193,088

--------------------------------------------------------------------------------
20

   Principal
Amount (000) Description
---------    --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $  1,000  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University
              Hospital), Series 2000, 5.750%, 7/01/31

      1,500  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),
              Series 2000A, 6.875%, 7/01/30

        180  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated
              Group Issue), Series 1992, 7.500%, 7/01/06

        625  New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992
              Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

        300  New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -
              Obligated Group Project), Series 1994, 6.250%, 7/01/14

      1,000  Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
              6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.6%

        400  Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -
              Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

      1,500  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,
              6.350%, 11/01/31 (Alternative Minimum Tax)

      1,385  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,
              5.750%, 5/01/25

      1,500  New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,
              6.200%, 11/01/18 (Alternative Minimum Tax)

        700  New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,
              6.950%, 11/01/13

        500  New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,
              6.600%, 11/01/14

      1,090  Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview
              Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

        500  North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured
              Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.3%

        250  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,
              10/01/16 (Alternative Minimum Tax)

      4,000  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,
              10/01/14 (Alternative Minimum Tax)

      2,500  New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,
              10/01/31 (Alternative Minimum Tax)

        455  Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA
              Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.1%

        145  New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton
              Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 9.3%

             New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
             Homes of New Jersey - Obligated Group Issue), Series 1998:
      1,500    5.125%, 7/01/18
      3,610    5.125%, 7/01/25

      5,100  New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community
              Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

                                                                                                                  Optional Call
Description                                                                                                         Provisions*
--------------------------------------------------------                                                        --------
--------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University              7/10 at 100.00
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),     7/10 at 100.00
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated        7/02 at 102.00
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                 12/03 at 102.00
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                    7/04 at 102.00
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,  1/05 at 102.00
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -          6/04 at 100.00
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,               3/10 at 100.00
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,               8/10 at 100.00
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                5/06 at 102.00
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                            5/02 at 102.00
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,               11/02 at 102.00
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview            10/09 at 102.00
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                    3/02 at 101.50
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
--------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                 7/04 at 102.00
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                10/07 at 101.50
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,               10/10 at 100.00
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                   3/05 at 102.00
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton           12/03 at 102.00
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                7/08 at 102.00
  5.125%, 7/01/25                                                                                                7/08 at 102.00

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                 12/09 at 101.00
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

Description                                                                                                     Ratings**
--------------------------------------------------------                                                        -----
--------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University                    A+
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),          BBB
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated            Baa3
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                       Aa3
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                         AAA
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,       AAA
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -                AA
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,                    AAA
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,                    AAA
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                     AAA
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                                  A+
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,                      A+
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview                  Aaa
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                         N/R
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
--------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                      AAA
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                      AAA
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,                     AAA
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                        AAA
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton                BBB-
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                    BBB-
  5.125%, 7/01/25                                                                                                    BBB-

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                       Aa3
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

                                                                                                                      Market
Description                                                                                                            Value
--------------------------------------------------------                                                        -------
----------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Robert Wood Johnson University             $  1,039,850
 Hospital), Series 2000, 5.750%, 7/01/31

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (St. Peter's University Hospital Issue),       1,567,980
 Series 2000A, 6.875%, 7/01/30

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center - Obligated            184,230
 Group Issue), Series 1992, 7.500%, 7/01/06

New Jersey Economic Development Authority, Economic Growth Lease Revenue Bonds, Remarketed 1992                      653,688
 Second Series B, 5.300%, 12/01/07 (Alternative Minimum Tax)

New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care Corp. at Hamilton -                        327,864
 Obligated Group Project), Series 1994, 6.250%, 7/01/14

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority,    1,102,030
 Hospital Revenue Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995 Series A,
 6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 5.6%

Hudson County Improvement Authority, New Jersey, Multifamily Housing Revenue Bonds (Conduit Financing -              410,928
 Observer Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series A1,                 1,600,890
 6.350%, 11/01/31 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 2000 Series E1,                 1,453,225
 5.750%, 5/01/25

New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, 1996 Series A,                  1,587,510
 6.200%, 11/01/18 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992 Series A,                                716,989
 6.950%, 11/01/13

New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds, 1992 Series One,                    517,520
 6.600%, 11/01/14

Housing Authority, City of Newark, New Jersey, Housing Revenue Bonds (GNMA Collateralized - Fairview               1,146,168
 Apartments Project), 2000 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

North Bergen Housing Development Corporation, New Jersey, Mortgage Revenue Bonds (FHA-Insured                        507,890
 Mortgage Loan - Section 8 Assisted Project), Series 1978R-5, 7.400%, 9/01/20
----------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 5.3%

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1994 Series K, 6.300%,                     261,170
 10/01/16 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U, 5.700%,                   4,213,280
 10/01/14 (Alternative Minimum Tax)

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 2000 Series CC, 5.875%,                  2,589,325
 10/01/31 (Alternative Minimum Tax)

Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds (GNMA                       473,578
 Mortgage-Backed Securities Program), 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Industrial/Other - 0.1%

New Jersey Economic Development Authority, District Heating and Cooling Revenue Bonds (Trigen-Trenton                146,685
 Project), 1993 Series B, 6.100%, 12/01/04 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 9.3%

New Jersey Economic Development Authority, Economic Development Revenue Bonds (United Methodist
Homes of New Jersey - Obligated Group Issue), Series 1998:
  5.125%, 7/01/18                                                                                                  1,324,425
  5.125%, 7/01/25                                                                                                  3,032,797

New Jersey Economic Development Authority, Economic Development Revenue Bonds (Jewish Community                    5,473,779
 Housing Corporation of Metropolitan New Jersey Project), Series 1999, 5.900%, 12/01/31

--------------------------------------------------------------------------------
21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

             New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
             Good Shepherd - Obligated Group Issue), Series 2001:
    $  1,000   5.100%, 7/01/21
      1,100    5.200%, 7/01/31

      1,300  New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury
              Corporation Project), Series 1998A, 5.500%, 7/01/18
--------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.8%

        200  Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04

        100  Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07

        100  Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02

        500  Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School
              Purpose Bonds, Series 1992, 5.875%, 8/01/11

      2,645  Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,
              5.800%, 8/01/21

      3,500  Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,
              5.000%, 8/01/22

        100  Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,
              5.800%, 3/01/06

             State of New Jersey, General Obligation Bonds, Series D:
        200   0.000%, 2/15/03
      1,000   5.800%, 2/15/07

        165  Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,
              0.000%, 4/01/07

        185  Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04

      2,000  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-
              5.375%, 7/01/21

      2,000  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,
              5.750%, 7/01/24

      1,500  Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,
              5.125%, 7/01/30

        250  City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,
              6.375%, 11/01/10
--------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.4%

        500  Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,
              6.500%, 12/01/12

        960  Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,
              6.300%, 1/15/08

        250  Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and
              Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

      3,000  Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22

      3,025  Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue
              Bonds, Series 1999, 5.250%, 9/15/15

      5,280  New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),
              Series 1998, 4.750%, 11/15/26

             New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
             Series 1994A:
        300   7.000%, 7/01/04
        650   5.875%, 7/01/11

                                                                                                               Optional Call
Description                                                                                                      Provisions*
-----------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                             7/11 at 100.00
  5.200%, 7/01/31                                                                                             7/11 at 100.00

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                   7/08 at 102.00
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04           No Opt. Call

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                       1/04 at 101.00

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                     No Opt. Call

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School            No Opt. Call
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                        8/07 at 100.00
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,              8/10 at 100.00
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                3/02 at 100.50
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                               No Opt. Call
 5.800%, 2/15/07                                                                                               No Opt. Call

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                    No Opt. Call
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04            No Opt. Call

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-             7/07 at 101.50
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,              7/05 at 101.50
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,              7/11 at 100.00
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                 No Opt. Call
 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,               12/02 at 102.00
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,          No Opt. Call
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and          No Opt. Call
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                     8/11 at 100.00

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue           9/09 at 100.00
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),       11/08 at 101.00
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                No Opt. Call
 5.875%, 7/01/11                                                                                              7/04 at 102.00

Description                                                                                                  Ratings**
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                                   AA
  5.200%, 7/01/31                                                                                                   AA

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                          A
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04                A

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                            AAA

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                        AAA

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School                AA
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                             AAA
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,                   AAA
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                     AAA
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                                  AA+
 5.800%, 2/15/07                                                                                                  AA+

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                       AA-
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04               AAA

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-                  AAA
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,                   AAA
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,                   AAA
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                    AAA
 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,                    Baa1
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,             N/R
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and             AAA
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                          AAA

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue                AAA
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),             Aaa
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                   AAA
 5.875%, 7/01/11                                                                                                   AAA

                                                                                                                   Market
Description                                                                                                         Value
-------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Healthcare Facilities Financing Authority, Healthcare Facilities Revenue Bonds (The House of the
Good Shepherd - Obligated Group Issue), Series 2001:
  5.100%, 7/01/21                                                                                            $  1,002,510
  5.200%, 7/01/31                                                                                               1,103,553

New Jersey Economic Development Authority, Fixed Rate First Mortgage Revenue Bonds (Cadbury                     1,316,809
 Corporation Project), Series 1998A, 5.500%, 7/01/18
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Atlantic City, New Jersey, General Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04             215,010

Atlantic County, New Jersey, General Improvement Bonds, 6.000%, 1/01/07                                           107,845

Camden County, New Jersey, General Obligation Refunding Bonds, Series 1992, 5.500%, 6/01/02                       101,060

Board of Education, Township of Hillsborough, Somerset County, New Jersey, General Obligation School              571,940
 Purpose Bonds, Series 1992, 5.875%, 8/01/11

Board of Education, Township of Middletown, Monmouth County, New Jersey, School Bonds,                          2,972,610
 5.800%, 8/01/21

Board of Education, Township of Middletown, Monmouth County, New Jersey, Refunding School Bonds,                3,534,615
 5.000%, 8/01/22

Township of Montclair, Essex County, New Jersey, General Obligation School Bonds, Series 1992,                    100,881
 5.800%, 3/01/06

State of New Jersey, General Obligation Bonds, Series D:
 0.000%, 2/15/03                                                                                                 196,828
 5.800%, 2/15/07                                                                                               1,111,410

Parsippany-Troy Hills Township, New Jersey, General Obligation Refunding Bonds, Series 1992,                      137,762
 0.000%, 4/01/07

Board of Education, City of Perth Amboy, Middlesex County, New Jersey, School Bonds, 6.200%, 8/01/04              202,085

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1997,-               2,078,460
 5.375%, 7/01/21

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 1995,                2,241,880
 5.750%, 7/01/24

Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2001,                1,511,190
 5.125%, 7/01/30

City of Union, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series 1992,                   295,658
 6.375%, 11/01/10
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 17.4%

Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A,                    516,215
 6.500%, 12/01/12

Board of Education, Borough of Little Ferry, Bergen County, New Jersey, Certificates of Participation,          1,022,237
 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, County Guaranteed Solid Waste Revenue Bonds (Site and            237,560
 Disposal Facilities Project), Refunding Issue 1992, 0.000%, 4/01/04

Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22                       3,032,460

Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue             3,191,526
 Bonds, Series 1999, 5.250%, 9/15/15

New Jersey Economic Development Authority, Lease Revenue Bonds (Bergen County Administration Complex),          5,097,154
 Series 1998, 4.750%, 11/15/26

New Jersey Economic Development Authority, Senior Lien Revenue Bonds (Market Transition Facility),
Series 1994A:
 7.000%, 7/01/04                                                                                                  331,554
 5.875%, 7/01/11                                                                                                  717,113

--------------------------------------------------------------------------------
22

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $    100  New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,
              6.000%, 7/01/07

        100  North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South
              Project), Series 1993, 5.700%, 7/01/05

        170  Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto
              Rico), Series 1995, 5.000%, 7/01/15

      5,000  Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,
              5.125%, 6/01/24

      5,000  Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),
              Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Transportation - 14.4%

      2,150  Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26

      3,500  Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22

        100  Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,
              Series 1992A, 6.625%, 3/01/09

      1,750  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08

        125  Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23
              (Alternative Minimum Tax)

        200  Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05
              (Alternative Minimum Tax)

      1,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,
              5.375%, 7/15/22

      2,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,
              5.250%, 12/01/13 (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
             Project), Series 6:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax)
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax)
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax)
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax)

         45  South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.9%

        100  Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,
              6.000%, 12/01/06 (Pre-refunded to 12/01/02)

        150  Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,
              6.000%, 12/15/13 (Pre-refunded to 12/15/02)

             Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
             Series 1994:
         620  6.350%, 4/01/07 (Pre-refunded to 4/01/04)
         450  6.600%, 4/01/14 (Pre-refunded to 4/01/04)

        100  Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and
              Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

      1,680  Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue
              Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

             Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
             Education Project), Series 1992:
         100  6.000%, 7/01/03 (Pre-refunded to 7/01/02)
          50  6.450%, 7/01/08 (Pre-refunded to 7/01/02)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,           7/02 at 102.00
 6.000%, 7/01/07

North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South        7/03 at 102.00
 Project), Series 1993, 5.700%, 7/01/05

Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto      7/06 at 101.50
 Rico), Series 1995, 5.000%, 7/01/15

Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,                   No Opt. Call
 5.125%, 6/01/24

Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),           6/08 at 102.00
 Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Transportation - 14.4%

Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26   1/08 at 101.00

Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22  1/10 at 100.00

Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,  3/02 at 102.00
 Series 1992A, 6.625%, 3/01/09

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08                       No Opt. Call

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23    10/04 at 101.00
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05      7/04 at 101.00
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,             1/07 at 101.00
 5.375%, 7/15/22

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,           6/05 at 101.00
 5.250%, 12/01/13 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
Project), Series 6:
 6.250%, 12/01/08 (Alternative Minimum Tax)                                                               No Opt. Call
 7.000%, 12/01/12 (Alternative Minimum Tax)                                                               No Opt. Call
 5.750%, 12/01/22 (Alternative Minimum Tax)                                                            12/07 at 102.00
 5.750%, 12/01/25 (Alternative Minimum Tax)                                                            12/07 at 100.00

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,  11/02 at 102.00
 5.900%, 11/01/06
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.9%

Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,              12/02 at 102.00
 6.000%, 12/01/06 (Pre-refunded to 12/01/02)

Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,  12/02 at 102.00
 6.000%, 12/15/13 (Pre-refunded to 12/15/02)

Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                              4/04 at 102.00
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                              4/04 at 102.00

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and 12/04 at 102.00
 Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue        4/10 at 101.00
 Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
Education Project), Series 1992:
 6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                                              7/02 at 102.00
 6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                                              7/02 at 102.00

                                                                                                                         Market
Description                                                                                             Ratings**         Value
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,                AAA  $    103,566
 6.000%, 7/01/07

North Jersey District Water Supply Commission, New Jersey, Revenue Refunding Bonds (Wanaque South             AAA       105,818
 Project), Series 1993, 5.700%, 7/01/05

Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds (Guaranteed by the Commonwealth of Puerto             A       173,273
 Rico), Series 1995, 5.000%, 7/01/15

Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, 1998 Series A,                      AAA     5,223,900
 5.125%, 6/01/24

Union County Utilities Authority, New Jersey, Solid Waste Bonds (County Deficiency Agreement),                Aaa     4,878,150
 Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Transportation - 14.4%

Delaware River Port Authority, New Jersey, Port District Project Bonds, 1998 Series B, 5.000%, 1/01/26        AAA     2,150,473

Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22       AAA     3,753,890

Parking Authority, City of Hoboken, Hudson County, New Jersey, Parking General Revenue Refunding Bonds,      Baa1       102,206
 Series 1992A, 6.625%, 3/01/09

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C, 6.500%, 1/01/08                           A-     2,006,690

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Sixth Series, 6.600%, 10/01/23          AAA       132,420
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, Ninety-Fifth Series, 5.500%, 7/15/05           AA-       212,372
 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Ninth Series,                  AA-     1,024,190
 5.375%, 7/15/22

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twelfth Series,                AA-     2,053,260
 5.250%, 12/01/13 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
Project), Series 6:
 6.250%, 12/01/08 (Alternative Minimum Tax)                                                                  AAA     2,418,484
 7.000%, 12/01/12 (Alternative Minimum Tax)                                                                  AAA     1,218,440
 5.750%, 12/01/22 (Alternative Minimum Tax)                                                                  AAA     2,107,800
 5.750%, 12/01/25 (Alternative Minimum Tax)                                                                  AAA     3,218,730

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,        AAA        47,183
 5.900%, 11/01/06
-------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.9%

Board of Education, Atlantic City, Atlantic County, New Jersey, School Bonds, Series 1992,                    AAA       105,470
 6.000%, 12/01/06 (Pre-refunded to 12/01/02)

Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Series B,        AAA       158,412
 6.000%, 12/15/13 (Pre-refunded to 12/15/02)

Essex County Improvement Authority, City of Newark, New Jersey, General Obligation Lease Revenue Bonds,
Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                               BBB+***       683,538
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                               BBB+***       498,402

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds (County Jail and       AAA       114,431
 Youth House Projects), Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

Lafayette Yard Community Development Corporation, City of Trenton, New Jersey, Guaranteed Revenue             Aaa     1,939,459
 Bonds (Hotel-Conference Center Project), Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10)

Monmouth County Improvement Authority, New Jersey, Revenue Bonds (Howell Township Board of
Education Project), Series 1992:
 6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                                                 AA***       103,563
 6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                                                 AA***        51,858

--------------------------------------------------------------------------------
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

   $  1,180  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,
              8.750%, 7/01/09

        200  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center
              Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital
              Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

        250  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),
              Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

             New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
             Series 1994:
          35  6.400%, 7/01/07 (Pre-refunded to 7/01/04)
          25  6.250%, 7/01/12 (Pre-refunded to 7/01/04)

        280  New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -
              Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

        250  New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds
              (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
              (Pre-refunded to 4/01/02)

        180  New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second
              Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

        625  New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),
              Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

        250  New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,
              6.250%, 7/01/20 (Pre-refunded to 7/01/02)

        100  New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology
              Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

         70  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03

        200  New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14
              (Pre-refunded to 4/01/04)

        300  Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,
              Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

         60  Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18
              (Pre-refunded to 7/01/02)

      3,900  Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24

         55  South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,
              5.900%, 11/01/06 (Pre-refunded to 11/01/02)

      1,100  Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18
              (Pre-refunded to 9/01/06)

        300  Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992
              (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

         75  Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,
              1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 4.5%

      1,155  Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource
              Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

      2,500  New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.
              Project), Series 2001A, 5.000%, 3/01/12

        300  Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,
              7.000%, 10/01/07 (Alternative Minimum Tax)

        790  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07

      1,500  Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,     No Opt. Call
 8.750%, 7/01/09

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center     7/04 at 102.00
 Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital  8/04 at 102.00
 Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),       7/04 at 102.00
 Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                                                7/04 at 102.00
 6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                                                7/04 at 102.00

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -            7/02 at 102.00
 Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds                     4/02 at 102.00
 (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 4/01/02)

New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second           12/02 at 101.50
 Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),      5/05 at 102.00
 Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,             7/02 at 102.00
 6.250%, 7/01/20 (Pre-refunded to 7/01/02)

New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology                7/02 at 102.00
 Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03                         No Opt. Call

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14           4/04 at 102.00
 (Pre-refunded to 4/01/04)

Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,      8/02 at 102.00
 Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18         7/02 at 101.50
 (Pre-refunded to 7/01/02)

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24 10/10 at 101.00

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,    11/02 at 102.00
 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18     9/06 at 100.00
 (Pre-refunded to 9/01/06)

Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992          12/02 at 102.00
 (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,               9/03 at 102.00
 1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
--------------------------------------------------------------------------------------------------------------------------
Utilities - 4.5%

Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource        6/02 at 102.00
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.      No Opt. Call
 Project), Series 2001A, 5.000%, 3/01/12

Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,          No Opt. Call
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                         No Opt. Call

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21             7/05 at 100.00

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Hackensack Hospital), Series 1979A,        AAA $  1,387,892
 8.750%, 7/01/09

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Newark Beth Israel Medical Center          AAA      221,022
 Issue), Series 1994, 6.000%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Refunding Bonds (Irvington General Hospital       AAA      279,190
 Issue - FHA-Insured Mortgage), Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Monmouth Medical Center Issue),            AAA      278,003
 Series C, 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Bayonne Hospital Obligated Group),
Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                                                     AAA       38,997
 6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                                                     AAA       27,770

New Jersey Healthcare Facilities Financing Authority, Revenue Bonds (Palisades Medical Center -             Baa3***      287,398
 Obligated Group Issue), Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

New Jersey Economic Development Authority, Solid Waste Disposal Facility Revenue Bonds                       Aa1***      256,230
 (Garden State Paper Company, Inc. Project), Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 4/01/02)

New Jersey Economic Development Authority, Economic Growth Bonds (Composite Issue), 1992 Second              Aa3***      189,274
 Series A3, 6.550%, 12/01/07 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service Issue),           AAA      702,638
 Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05)

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, 1992 Series A,                  AAA      259,128
 6.250%, 7/01/20 (Pre-refunded to 7/01/02)

New Jersey Educational Facilities Authority, Revenue Bonds (Stevens Institute of Technology                    A***      103,698
 Issue), 1992 Series A, 6.400%, 7/01/03 (Pre-refunded to 7/01/02)

New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1984, 10.375%, 1/01/03                            AAA       75,143

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A, 6.500%, 4/01/14             Aa1***      221,456
 (Pre-refunded to 4/01/04)

Township of North Bergen, Hudson County, New Jersey, General Obligation Fiscal Year Adjustment Bonds,           AAA      313,074
 Series 1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series T, 6.625%, 7/01/18              AAA       61,983
 (Pre-refunded to 7/01/02)

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, 2000 Series A, 5.375%, 10/01/24       AAA    4,078,230

South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, 1992 Series B,          AAA       57,763
 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

Sparta Township School District, New Jersey, General Obligation - Unlimited Tax Bonds, 5.800%, 9/01/18          AAA    1,229,855
 (Pre-refunded to 9/01/06)

Wanaque Borough Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds, Series 1992              A3***      318,615
 (Bank Qualified), 7.000%, 12/01/21 (Pre-refunded to 12/01/02)

Wanaque Valley Regional Sewerage Authority, Passaic County, New Jersey, Sewer Revenue Bonds,                Baa1***       81,130
 1993 Series A, 6.125%, 9/01/22 (Pre-refunded to 9/01/03)
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 4.5%

Pollution Control Financing Authority, Camden County, New Jersey, Solid Waste Disposal and Resource              B2    1,152,967
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds (PSEG Power L.L.C.        Baa1    2,520,575
 Project), Series 2001A, 5.000%, 3/01/12

Port Authority of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,             N/R      314,845
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                             A-      920,460

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21                   A-    1,508,790

--------------------------------------------------------------------------------
24

   Principal                                                                                                 Optional Call
Amount (000) Description                                                                                       Provisions*
---------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.1%

   $    250  Hoboken-Union City-Weehawken Sewerage Authority, New Jersey, Sewer Revenue Bonds,              8/02 at 102.00
              Refunding Series 1992, 6.200%, 8/01/19

      2,675  North Hudson Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 1996, 5.125%, 8/01/22 8/06 at 101.00
---------------------------------------------------------------------------------------------------------------------------
    $135,095 Total Investments (cost $134,026,467) - 98.6%
---------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                                           --------------
             ----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                              --------------
             ----------------------------------------------------------------------------------------------

                                                                                                               Market
Description                                                                                    Ratings**        Value
---------------------------------------------------------------------------------------------------------------------
Water and Sewer - 2.1%

Hoboken-Union City-Weehawken Sewerage Authority, New Jersey, Sewer Revenue Bonds,                    AAA $    259,370
 Refunding Series 1992, 6.200%, 8/01/19

North Hudson Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 1996, 5.125%, 8/01/22       AAA    2,706,990
---------------------------------------------------------------------------------------------------------------------
Total Investments (cost $134,026,467) - 98.6%                                                    140,086,814
---------------------------------------------------------------------------------------------------------------------

Other Assets Less Liabilities - 1.4%                                                           ---------    2,041,027
----------------------------------------------------------------------------------------------  ------------
Net Assets - 100%                                                                              --------- $142,127,841
----------------------------------------------------------------------------------------------  ------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.5%
   $    700  Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds
              (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
        750  Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds
              (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
              7.200%, 12/01/20 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.9%
      1,500  Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,
              Series 2000, 6.000%, 7/15/20
             Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
             Series 2000:
        250    6.000%, 6/01/15
      1,240    6.150%, 6/01/25
      2,610  New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,
              5.800%, 6/01/23
      1,300  New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,
              5.250%, 6/01/25
      1,500  Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
              Series A, 6.500%, 7/15/27
        825  Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
              Series 2001A, 5.200%, 6/01/25
      2,500  Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed
              Bonds, Series 1999, 0.000%, 7/15/29
      2,750  TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27
----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.4%
      2,000  Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School
              of Union University Project), Series 2000A, 5.750%, 10/01/30
      1,750  Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling
              College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
      1,000  Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown
              Community College Issue), Series 2000A, 6.500%, 7/01/30
      2,470  Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard
              College Project), Series 1992, 7.000%, 11/01/17
        700  The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of
              American Folk Art), Series 2000, 6.000%, 7/01/22
             Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
             Rochelle Project), Series 1995:
      1,000    6.200%, 9/01/10
      1,000    6.300%, 9/01/15
        700  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic
              University Project), Series 2000, 6.000%, 11/01/20
        750  Dormitory Authority of the State of New York, City University System Consolidated Second General
              Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
      1,500  Dormitory Authority of the State of New York, City University System Consolidated Second General
              Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
      1,000  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              Series 1993B, 5.250%, 5/15/19
        500  Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,
              5.750%, 7/01/29
      1,750  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,
              5.625%, 7/01/24

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.5%
Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds           11/09 at 101.00
 (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds            11/02 at 102.00
 (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
 7.200%, 12/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 4.9%
Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,    7/10 at 101.00
 Series 2000, 6.000%, 7/15/20
Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
Series 2000:
  6.000%, 6/01/15                                                                                         6/10 at 101.00
  6.150%, 6/01/25                                                                                         6/10 at 101.00
New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,                    6/10 at 101.00
 5.800%, 6/01/23
New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,                   6/11 at 101.00
 5.250%, 6/01/25
Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,            7/09 at 101.00
 Series A, 6.500%, 7/15/27
Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,     6/12 at 100.00
 Series 2001A, 5.200%, 6/01/25
Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed           7/10 at 101.00
 Bonds, Series 1999, 0.000%, 7/15/29
TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27                7/09 at 101.00
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 11.4%
Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School 10/10 at 100.00
 of Union University Project), Series 2000A, 5.750%, 10/01/30
Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling        3/03 at 102.00
 College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown      7/10 at 102.00
 Community College Issue), Series 2000A, 6.500%, 7/01/30
Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard         11/03 at 102.00
 College Project), Series 1992, 7.000%, 11/01/17
The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of         7/10 at 101.00
 American Folk Art), Series 2000, 6.000%, 7/01/22
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
Rochelle Project), Series 1995:
  6.200%, 9/01/10                                                                                         9/05 at 102.00
  6.300%, 9/01/15                                                                                         9/05 at 102.00
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic        11/10 at 101.00
 University Project), Series 2000, 6.000%, 11/01/20
Dormitory Authority of the State of New York, City University System Consolidated Second General            No Opt. Call
 Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
Dormitory Authority of the State of New York, City University System Consolidated Second General            No Opt. Call
 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      5/14 at 100.00
 Series 1993B, 5.250%, 5/15/19
Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,   7/10 at 101.00
 5.750%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,      7/09 at 101.00
 5.625%, 7/01/24

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Basic Materials - 0.5%
Industrial Development Agency, Essex County, New York, Environmental Improvement Revenue Bonds                 BBB $    727,531
 (International Paper Company Projects), 1999 Series A, 6.450%, 11/15/23 (Alternative Minimum Tax)
Industrial Development Agency, Jefferson County, New York, Solid Waste Disposal Revenue Bonds                  BBB      777,443
 (Champion International Corporation Project), Multi-Modal Interchangeable Series 1990,
 7.200%, 12/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 4.9%
Erie Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds,          A1    1,584,105
 Series 2000, 6.000%, 7/15/20
Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,
Series 2000:
  6.000%, 6/01/15                                                                                               A1      268,420
  6.150%, 6/01/25                                                                                               A1    1,322,286
New York Counties Tobacco Trust I, Tobacco Settlement Pass-through Bonds, Series 2000,                          A1    2,716,880
 5.800%, 6/01/23
New York Counties Tobacco Trust II, Tobacco Settlement Pass-through Bonds, Series 2001,                         A1    1,307,579
 5.250%, 6/01/25
Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds,                  A2    1,630,830
 Series A, 6.500%, 7/15/27
Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds,           A1      834,413
 Series 2001A, 5.200%, 6/01/25
Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed                 A1    2,667,775
 Bonds, Series 1999, 0.000%, 7/15/29
TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27                     Aa1    2,941,070
-------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 11.4%
Industrial Development Agency, City of Albany, New York, Civic Facility Revenue Bonds (Albany Law School        AA    2,128,760
 of Union University Project), Series 2000A, 5.750%, 10/01/30
Industrial Development Agency, Town of Brookhaven, New York, Civic Facility Revenue Bonds (Dowling            BBB-    1,567,388
 College - The National Aviation and Transportation Center Civic Facility), Series 1993, 6.750%, 3/01/23
Industrial Development Agency, Cattaraugus County, New York, Civic Facility Revenue Bonds (Jamestown          Baa1    1,058,160
 Community College Issue), Series 2000A, 6.500%, 7/01/30
Industrial Development Agency, Dutchess County, New York, Civic Facility Revenue Bonds (The Bard                A3    2,626,400
 College Project), Series 1992, 7.000%, 11/01/17
The Trust for Cultural Resources for the City of New York, New York, Revenue Bonds (The Museum of                A      729,652
 American Folk Art), Series 2000, 6.000%, 7/01/22
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (College of New
Rochelle Project), Series 1995:
  6.200%, 9/01/10                                                                                             Baa2    1,072,890
  6.300%, 9/01/15                                                                                             Baa2    1,061,460
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Polytechnic             BBB-      727,055
 University Project), Series 2000, 6.000%, 11/01/20
Dormitory Authority of the State of New York, City University System Consolidated Second General                A3      882,533
 Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10
Dormitory Authority of the State of New York, City University System Consolidated Second General               AA-    1,677,390
 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/07
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,           AA-    1,054,040
 Series 1993B, 5.250%, 5/15/19
Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges), Series 2000A,        AAA      540,140
 5.750%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1999B,            A+    1,842,348
 5.625%, 7/01/24

--------------------------------------------------------------------------------
26

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)
   $  1,250  Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,
              6.000%, 7/01/24
      2,700  Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),
              Series 1999, 6.250%, 7/01/29
        835  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781A, 15.280%, 5/15/14 (IF)
        500  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781B, 15.280%, 5/15/16 (IF)
        670  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781C, 15.280%, 5/15/17 (IF)
      1,335  Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
              RITES Series PA-781R, 15.280%, 5/15/16 (IF)
        685  Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,
              5.250%, 7/01/20
      3,000  Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara
              University Project), Series 2001A, 5.500%, 11/01/16
      3,515  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College
              Civic Facility), Series 1994, 6.625%, 6/01/24
      1,000  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds
              (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
             Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
             Project), Series 1998A:
        700    5.300%, 8/01/08
      1,000    5.750%, 8/01/28
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.1%
        750  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island
              University Hospital Project), Series 2001B, 6.375%, 7/01/31
      3,300  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,
              6.000%, 7/01/06
      2,250  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
              5.700%, 2/01/37
      1,650  Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),
              Series 2000A, 6.500%, 7/01/25
      3,000  Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -
              St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
      2,900  Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),
              Series 2001, 5.500%, 7/01/30
      1,595  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing
              Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
      5,000  New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,
              1994 Series A Refunding, 5.375%, 2/15/25
        315  New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
      1,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),
              1995 Series B, 6.100%, 2/15/15
        960  New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured
              Mortgage Program), 1995 Series A, 6.375%, 11/15/19

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)
Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,             7/09 at 102.00        AA
 6.000%, 7/01/24
Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),      7/09 at 101.00        AA
 Series 1999, 6.250%, 7/01/29
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781A, 15.280%, 5/15/14 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781B, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,    5/10 at 101.00       AAA
 RITES Series PA-781C, 15.280%, 5/15/17 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      No Opt. Call       AAA
 RITES Series PA-781R, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,  7/11 at 102.00        AA
 5.250%, 7/01/20
Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara         11/11 at 101.00        AA
 University Project), Series 2001A, 5.500%, 11/01/16
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College  6/04 at 102.00      BBB-
 Civic Facility), Series 1994, 6.625%, 6/01/24
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds        12/06 at 102.00      BBB-
 (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
Project), Series 1998A:
  5.300%, 8/01/08                                                                                         No Opt. Call       N/R
  5.750%, 8/01/28                                                                                       8/08 at 102.00       N/R
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 10.1%
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island     7/12 at 100.00      Baa3
 University Hospital Project), Series 2001B, 6.375%, 7/01/31
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds           2/07 at 102.00       AAA
 (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,              7/06 at 102.00       Ba3
 6.000%, 7/01/06
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds           2/07 at 102.00       AAA
 (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
 5.700%, 2/01/37
Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),   7/10 at 101.00       BBB
 Series 2000A, 6.500%, 7/01/25
Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -  7/10 at 101.00        A3
 St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),      7/11 at 101.00        A3
 Series 2001, 5.500%, 7/01/30
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing        8/02 at 102.00       AAA
 Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,         2/04 at 102.00       AAA
 1994 Series A Refunding, 5.375%, 2/15/25
New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home       8/02 at 100.00        AA
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),    2/05 at 102.00        AA
 1995 Series B, 6.100%, 2/15/15
New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured   11/05 at 102.00       Aa1
 Mortgage Program), 1995 Series A, 6.375%, 11/15/19

                                                                                                             Market
Description                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)
Dormitory Authority of the State of New York, Revenue Bonds (Pratt Institute), Series 1999,            $  1,363,113
 6.000%, 7/01/24
Dormitory Authority of the State of New York, Insured Revenue Bonds (Marymount Manhattan College),        2,986,038
 Series 1999, 6.250%, 7/01/29
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      1,126,482
 RITES Series PA-781A, 15.280%, 5/15/14 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,        658,000
 RITES Series PA-781B, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,        867,081
 RITES Series PA-781C, 15.280%, 5/15/17 (IF)
Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,      1,862,966
 RITES Series PA-781R, 15.280%, 5/15/16 (IF)
Dormitory Authority of the State of New York, Insured Revenue Bonds (D'Youville College), Series 2001,      699,344
 5.250%, 7/01/20
Industrial Development Agency, Niagara County, New York, Civic Facility Revenue Bonds (Niagara            3,174,870
 University Project), Series 2001A, 5.500%, 11/01/16
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Dowling College    3,089,720
 Civic Facility), Series 1994, 6.625%, 6/01/24
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Refunding Bonds             899,170
 (Dowling College Civic Facility), Series 1996, 6.700%, 12/01/20
Industrial Development Agency, City of Utica, New York, Civic Facility Revenue Bonds (Utica College
Project), Series 1998A:
  5.300%, 8/01/08                                                                                           685,118
  5.750%, 8/01/28                                                                                           906,420
-------------------------------------------------------------------------------------------------------------------
Healthcare - 10.1%
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Staten Island         751,718
 University Hospital Project), Series 2001B, 6.375%, 7/01/31
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             3,569,940
 (Menorah Campus, Inc.), Series 1997, 5.950%, 2/01/17
Dormitory Authority of the State of New York, Revenue Bonds (NYACK Hospital), Series 1996,                  904,270
 6.000%, 7/01/06
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             2,358,968
 (The Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.), Series 1997,
 5.700%, 2/01/37
Dormitory Authority of the State of New York, Revenue Bonds (Mount Sinai NYU Health Obligated Group),     1,804,886
 Series 2000A, 6.500%, 7/01/25
Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island -    3,298,710
 St. Catherine of Sienna Medical Center), Series 2000A, 6.500%, 7/01/20
Dormitory Authority of the State of New York, Revenue Bonds (Lenox Hill Hospital Obligated Group),        2,948,952
 Series 2001, 5.500%, 7/01/30
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing          1,638,336
 Home Revenue Bonds, 1992 Series B, 6.200%, 8/15/22
New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,           5,054,950
 1994 Series A Refunding, 5.375%, 2/15/25
New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home           316,452
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
New York State Medical Care Facilities Finance Agency, Revenue Bonds (FHA-Insured Mortgage Project),      1,070,820
 1995 Series B, 6.100%, 2/15/15
New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue Bonds (Secured      1,033,901
 Mortgage Program), 1995 Series A, 6.375%, 11/15/19

--------------------------------------------------------------------------------
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)
   $  1,020  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
        280  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
      2,000  Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,
              Series 1993A, 7.600%, 9/01/15
      2,000  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of
              Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
      1,000  Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's
              Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.3%
      1,000  City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds
              (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
        335  East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
              Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
      2,000  New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds
              (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
             New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
             Series 2001A:
      2,000    5.500%, 11/01/31
      2,000    5.600%, 11/01/42
      2,000  New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
              Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
      2,240  New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
              Refunding, 6.125%, 11/01/20
             New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
             1992 Series A:
      1,650    6.950%, 8/15/12
        500    7.000%, 8/15/22
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 1994 Series C, 6.450%, 8/15/14
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
      1,000  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage
              Program), 2001 Series G, 5.400%, 8/15/33
      1,300  Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),
              Series 1999B, 7.750%, 9/01/31
      3,030  Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds
              (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
              5.400%, 8/20/32
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.1%
      1,500  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17
      1,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19
              (Alternative Minimum Tax)
      2,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30
              (Alternative Minimum Tax)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home    2/04 at 102.00
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home    8/02 at 101.00
 Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,       9/03 at 102.00
 Series 1993A, 7.600%, 9/01/15
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of   12/02 at 102.00
 Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's    7/11 at 101.00
 Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 7.3%
City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds                 7/02 at 101.00
 (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage        4/10 at 102.00
 Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds              4/03 at 102.00
 (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
Series 2001A:
  5.500%, 11/01/31                                                                                       5/11 at 100.00
  5.600%, 11/01/42                                                                                       5/11 at 100.00
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,             11/11 at 100.00
 Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A             5/06 at 102.00
 Refunding, 6.125%, 11/01/20
New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
1992 Series A:
  6.950%, 8/15/12                                                                                        8/02 at 102.00
  7.000%, 8/15/22                                                                                        8/02 at 102.00
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               2/04 at 102.00
 Program), 1994 Series C, 6.450%, 8/15/14
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 101.00
 Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 100.00
 Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage               8/11 at 100.00
 Program), 2001 Series G, 5.400%, 8/15/33
Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),       9/09 at 103.00
 Series 1999B, 7.750%, 9/01/31
Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds                8/11 at 102.00
 (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
 5.400%, 8/20/32
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17         9/04 at 102.00
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19         3/05 at 102.00
 (Alternative Minimum Tax)
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30         10/09 at 100.00
 (Alternative Minimum Tax)

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home          AA $  1,099,458
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home          AA      290,766
 Revenue Bonds, 1991 Series A, 7.450%, 8/15/31
Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue Improvement and Refunding Bonds,            N/R    1,954,900
 Series 1993A, 7.600%, 9/01/15
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Jewish Board of         BBB    2,030,320
 Family and Children's Services, Inc. Project), Series 1992, 6.750%, 12/15/12
Industrial Development Authority, City of Yonkers, New York, Civic Facility Revenue Bonds (St. John's        BBB-    1,032,730
 Riverside Hospital Project), Series 2001A, 7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 7.3%
City of Batavia Housing Authority, New York, Tax-Exempt Mortgage Revenue Refunding Bonds                      Aaa    1,013,440
 (FHA-Insured Mortgage - Washington Towers), Series 1994A, 6.500%, 1/01/23
East Syracuse Housing Authority, New York, Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage             AAA      365,843
 Loan - Bennett Manor - Section 8 Assisted Project), Series 2001A, 6.700%, 4/01/21
New York City Housing Development Corporation, New York, Multifamily Mortgage Revenue Bonds                   AAA    2,071,620
 (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,
Series 2001A:
  5.500%, 11/01/31                                                                                             AA    2,041,240
  5.600%, 11/01/42                                                                                             AA    2,041,040
New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,                    AA    2,001,320
 Series 2001C2, 5.400%, 11/01/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A                  AAA    2,367,994
 Refunding, 6.125%, 11/01/20
New York State Housing Finance Agency, Insured Multifamily Mortgage Housing Revenue Bonds,
1992 Series A:
  6.950%, 8/15/12                                                                                              AA    1,698,675
  7.000%, 8/15/22                                                                                              AA      513,335
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,047,020
 Program), 1994 Series C, 6.450%, 8/15/14
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,023,320
 Program), 2001 Series B, 5.625%, 8/15/33 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,018,270
 Program), 2001 Series F, 5.700%, 8/15/32 (Alternative Minimum Tax)
New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (Secured Mortgage                    Aa1    1,003,650
 Program), 2001 Series G, 5.400%, 8/15/33
Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler Senior Housing L.P. Project),            N/R    1,316,731
 Series 1999B, 7.750%, 9/01/31
Industrial Development Agency, Westchester County, New York, Civic Facility Revenue Bonds                     Aaa    3,055,240
 (GNMA Collateralized Mortgage Loan - Living Independently for the Elderly Inc. Project), Series 2001A,
 5.400%, 8/20/32
------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17              Aa1    1,578,960
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 46, 6.600%, 10/01/19              Aa1    1,054,960
 (Alternative Minimum Tax)
State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30               Aa1    2,035,680
 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
28

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)
   $  1,470  State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22
        280  State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.5%
      1,320  Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -
              Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
        965  Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
      1,445  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
      2,000  Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),
              Series 1996, 6.000%, 7/01/24
      2,290  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home
              Corporation), Series 1996, 5.950%, 2/01/16
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home
              Association), Series 2000B, 6.375%, 7/01/29
      1,500  Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,
              6.500%, 7/01/29
        300  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
        250  Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs
              Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
      5,000  Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential
              Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
         20  UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica
              Project), Series 1993, 5.950%, 7/01/35
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.2%
          5  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13
             The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
      2,000    5.750%, 2/01/17
      2,500    5.750%, 2/01/20
      1,750  The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11
      1,220  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06
        950  Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20
             South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
             Series 1990:
        390    6.875%, 10/01/08
        390    6.875%, 10/01/09
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 24.4%
        300  Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07
      1,500  Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,
              Series 1992A, 0.000%, 11/01/17
      1,250  Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22
             Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
      1,000    5.700%, 9/01/24
      1,260    5.750%, 9/01/32
      2,500  Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Housing/Single Family (continued)
State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22                     4/10 at 100.00
State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31          10/10 at 100.00
 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.5%
Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -          12/11 at 101.00
 Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs       7/11 at 101.00
 Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs       7/10 at 102.00
 Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),  7/06 at 102.00
 Series 1996, 6.000%, 7/01/24
Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home       8/06 at 102.00
 Corporation), Series 1996, 5.950%, 2/01/16
Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home              7/10 at 102.00
 Association), Series 2000B, 6.375%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,    7/10 at 101.00
 6.500%, 7/01/29
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds             2/12 at 101.00
 (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs      7/11 at 101.00
 Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential        2/08 at 102.00
 Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica           7/04 at 102.00
 Project), Series 1993, 5.950%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 3.2%
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13           8/02 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
  5.750%, 2/01/17                                                                                         2/06 at 101.50
  5.750%, 2/01/20                                                                                         2/06 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11         11/06 at 101.50
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06           8/02 at 101.50
Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20            6/10 at 100.00
South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
Series 1990:
  6.875%, 10/01/08                                                                                          No Opt. Call
  6.875%, 10/01/09                                                                                          No Opt. Call
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 24.4%
Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07              10/05 at 102.00
Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,             No Opt. Call
 Series 1992A, 0.000%, 11/01/17
Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22    11/03 at 102.00
Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
  5.700%, 9/01/24                                                                                         9/11 at 102.00
  5.750%, 9/01/32                                                                                         9/11 at 102.00
Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13              11/03 at 102.00

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Housing/Single Family (continued)
State of New York Mortgage Agency, Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22                          Aa1 $  1,526,992
State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31                Aaa      282,853
 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.5%
Village of East Rochester Housing Authority, New York, Revenue Refunding Bonds (GNMA Security -                Aaa    1,327,894
 Genesee Valley Presbyterian Nursing Center Project), Series 2001, 5.200%, 12/20/24
Industrial Development Agency, Nassau County, New York, Civic Facility Revenue Bonds (Special Needs            N/R      969,381
 Facilities Pooled Program), Series 2001-B1, 7.250%, 7/01/16
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Special Needs            N/R    1,525,978
 Facilities Pooled Program), Series 2000, 8.125%, 7/01/19
Dormitory Authority of the State of New York, Revenue Bonds (Bishop Henry R. Hucles Nursing Home, Inc.),       Aa1    2,072,780
 Series 1996, 6.000%, 7/01/24
Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds (W.K. Nursing Home            AAA    2,473,337
 Corporation), Series 1996, 5.950%, 2/01/16
Dormitory Authority of the State of New York, Revenue Bonds (The Miriam Osborn Memorial Home                     A    1,100,600
 Association), Series 2000B, 6.375%, 7/01/29
Dormitory Authority of the State of New York, Revenue Bonds (Concord Nursing Home, Inc.), Series 2000,          A1    1,647,210
 6.500%, 7/01/29
Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                  AAA      305,166
 (Augustana Lutheran Home for the Aged, Inc.), Series 2001, 5.400%, 2/01/31
Industrial Development Agency, Suffolk County, New York, Civic Facility Revenue Bonds (Special Needs           N/R      251,135
 Facilities Pooled Program), Series 2001-C1, 7.250%, 7/01/16
Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds (Loretto Rest Residential             AAA    5,332,950
 Healthcare Facility Project), Series 1997A, 5.800%, 8/01/37
UFA Development Corporation, Utica, New York, FHA-Insured Mortgage Revenue Bonds (Loretto-Utica                Aa2       20,097
 Project), Series 1993, 5.950%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 3.2%
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13                AAA        5,176
The City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
  5.750%, 2/01/17                                                                                                A    2,117,480
  5.750%, 2/01/20                                                                                                A    2,590,475
The City of New York, New York, General Obligation Bonds, Fiscal 1997 Series D, 5.875%, 11/01/11                 A    1,878,135
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.500%, 2/01/06                  A    1,244,595
Northern Mariana Islands Commonwealth, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20                   A      985,882
South Orangetown Central School District, Rockland County, New York, General Obligation Serial Bonds,
Series 1990:
  6.875%, 10/01/08                                                                                              A2      458,211
  6.875%, 10/01/09                                                                                              A2      461,510
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 24.4%
Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07                   Baa1      326,139
Albany Parking Authority, New York, Aggregate Principal Amount Parking Revenue Refunding Bonds,               Baa1      690,090
 Series 1992A, 0.000%, 11/01/17
Battery Park City Authority, New York, Junior Revenue Refunding Bonds, Series 1993A, 5.800%, 11/01/22           A+    1,269,725
Canton Human Services Initiative, Inc., New York, Facility Revenue Bonds, Series 2001:
  5.700%, 9/01/24                                                                                             Baa2    1,016,800
  5.750%, 9/01/32                                                                                             Baa2    1,282,819
Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993, 5.000%, 11/01/13                    AAA    2,556,625

--------------------------------------------------------------------------------
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  4,000  Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,
              5.750%, 7/01/15
             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
      1,000    5.250%, 4/01/23
      2,000    5.000%, 4/01/29
      1,500  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,
              6.000%, 4/01/30
      1,000  Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,
              5.750%, 11/15/16
      1,700  New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel
              Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
      1,500  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,
              6.000%, 11/15/29
      1,000  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,
              5.500%, 11/01/29
      1,915  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest
              Certificates), Series 319, 15.090%, 11/01/17 (IF)
        220  Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County
              Issue), Series 1991A, 9.500%, 4/15/14
      1,000  Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of
              New York Issue), Series 1994A, 6.250%, 7/01/24
      2,900  Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of
              New York), Series 1994, 5.500%, 7/01/23
      1,000  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997A, 5.750%, 8/15/22
      2,485  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997B, 5.625%, 2/15/21
      1,545  New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,
              Series 1993A, 5.750%, 3/15/13
      1,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A
              Refunding, 6.000%, 11/01/08
      2,520  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C
              Refunding, 5.875%, 9/15/14
        215  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,
              6.375%, 9/15/15
        205  State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),
              1991 Series A, 6.875%, 3/15/06
         15  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
      3,335  New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),
              Series 368, 14.700%, 4/01/16 (IF)
      5,745  New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),
              Series 1999, 19.740%, 10/01/08 (IF)
      3,000  New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,
              Series 2001, 5.250%, 4/01/17
      5,500  New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),
              Series A, 5.250%, 1/01/21

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,     7/03 at 101.50
 5.750%, 7/01/15
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
  5.250%, 4/01/23                                                                                         4/09 at 101.00
  5.000%, 4/01/29                                                                                         4/09 at 101.00
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                  4/10 at 100.00
 6.000%, 4/01/30
Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,                11/10 at 100.00
 5.750%, 11/15/16
New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel      1/10 at 101.00
 Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,   5/10 at 101.00
 6.000%, 11/15/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,   5/10 at 101.00
 5.500%, 11/01/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest       5/10 at 101.00
 Certificates), Series 319, 15.090%, 11/01/17 (IF)
Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County     4/02 at 114.14
 Issue), Series 1991A, 9.500%, 4/15/14
Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of      7/04 at 102.00
 New York Issue), Series 1994A, 6.250%, 7/01/24
Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of         7/04 at 102.00
 New York), Series 1994, 5.500%, 7/01/23
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue       2/07 at 102.00
 Bonds, Series 1997A, 5.750%, 8/15/22
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue       2/07 at 102.00
 Bonds, Series 1997B, 5.625%, 2/15/21
New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,  3/03 at 101.00
 Series 1993A, 5.750%, 3/15/13
New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A      5/06 at 101.50
 Refunding, 6.000%, 11/01/08
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C           9/03 at 102.00
 Refunding, 5.875%, 9/15/14
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,          9/05 at 102.00
 6.375%, 9/15/15
State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),      3/02 at 102.00
 1991 Series A, 6.875%, 3/15/06
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement      8/04 at 102.00
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),         4/10 at 101.00
 Series 368, 14.700%, 4/01/16 (IF)
New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),     No Opt. Call
 Series 1999, 19.740%, 10/01/08 (IF)
New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,                4/11 at 100.00
 Series 2001, 5.250%, 4/01/17
New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),          1/04 at 102.00
 Series A, 5.250%, 1/01/21

                                                                                                                         Market
Description                                                                                              Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
Metropolitan Transportation Authority, New York, Transit Facilities Service Contract Bonds, Series P,          AA- $  4,234,680
 5.750%, 7/01/15
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
  5.250%, 4/01/23                                                                                              AAA    1,022,070
  5.000%, 4/01/29                                                                                              AAA    1,983,780
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                       AAA    1,652,715
 6.000%, 4/01/30
Nassau County Interim Finance Authority, New York, Sales Tax Secured Bonds, Series 2000A,                      AAA    1,100,180
 5.750%, 11/15/16
New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and Tunnel           AAA    1,851,368
 Authority, New York, Certificates of Participation, Series 2000A, 5.875%, 1/01/30
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series B,        AA+    1,653,045
 6.000%, 11/15/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000 Series C,        AA+    1,041,450
 5.500%, 11/01/29
New York City Transitional Finance Authority, New York, Future Tax Secured Bonds (Residual Interest            Aa3    2,521,289
 Certificates), Series 319, 15.090%, 11/01/17 (IF)
Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk County         Baa1      252,474
 Issue), Series 1991A, 9.500%, 4/15/14
Dormitory Authority of the State of New York, Revenue Bonds (Department of Education of the State of           AA-    1,055,170
 New York Issue), Series 1994A, 6.250%, 7/01/24
Dormitory Authority of the State of New York, Revenue Bonds (Department of Health of the State of              AA-    2,942,775
 New York), Series 1994, 5.500%, 7/01/23
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue            AAA    1,057,170
 Bonds, Series 1997A, 5.750%, 8/15/22
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue            AA-    2,568,695
 Bonds, Series 1997B, 5.625%, 2/15/21
New York State Environmental Facilities Corporation, Special Obligation State Park Infrastructure Bonds,       AA-    1,615,298
 Series 1993A, 5.750%, 3/15/13
New York State Housing Finance Agency, Health Facilities Revenue Bonds, New York City, 1996 Series A             A    1,093,580
 Refunding, 6.000%, 11/01/08
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C                 A3    2,623,421
 Refunding, 5.875%, 9/15/14
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,               AA-      232,669
 6.375%, 9/15/15
State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds (City of Buffalo Issue),          BBB+      210,689
 1991 Series A, 6.875%, 3/15/06
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement           AA-       16,412
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
New York State Thruway Authority, Residual Interest Certificates (Highway and Bridge Trust Fund),              Aaa    4,429,847
 Series 368, 14.700%, 4/01/16 (IF)
New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds (Drivers Series 145),        AAA    7,540,370
 Series 1999, 19.740%, 10/01/08 (IF)
New York State Thruway Authority, Service Contract Local Highway and Bridge Revenue Bonds,                     AA-    3,133,230
 Series 2001, 5.250%, 4/01/17
New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional Facilities),               AA-    5,517,600
 Series A, 5.250%, 1/01/21

--------------------------------------------------------------------------------
30

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)
   $  1,000  New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention
              Center), Refunding Series 1995, 6.250%, 1/01/20
      5,090  New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,
              Refunding Series 1993, 5.500%, 1/01/15
      2,000  City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),
              Series 1998, 5.375%, 6/15/28
      1,420  City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),
              Series 2000, 6.625%, 6/15/28
      1,000  Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,
              5.750%, 7/01/19
      2,000  34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement
              Bonds, Series 1993, 5.500%, 1/01/23
        500  Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10
      1,250  Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),
              Series 1999A, 6.500%, 10/01/24
      1,960  Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community
              Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 5.5%
      4,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21
      2,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,
              5.000%, 7/01/20
      2,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,
              5.375%, 7/01/27
      1,000  Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds
              (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
        500  Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds
              (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
      1,000  Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International
              Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
      1,500  Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
              Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
        250  Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),
              1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
      1,500  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,
              5.250%, 1/01/17
      3,000  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,
              5.500%, 1/01/30
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.1%
      1,600  Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional
              Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
      1,000  Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds
              (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
         40  The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13
              (Pre-refunded to 8/01/02)
      1,000  The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16
              (Pre-refunded to 8/15/04)

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention            1/06 at 102.00
 Center), Refunding Series 1995, 6.250%, 1/01/20
New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,               1/03 at 102.00
 Refunding Series 1993, 5.500%, 1/01/15
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),     6/08 at 101.00
 Series 1998, 5.375%, 6/15/28
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),     6/09 at 101.00
 Series 2000, 6.625%, 6/15/28
Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,                  7/10 at 101.00
 5.750%, 7/01/19
34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement    1/03 at 102.00
 Bonds, Series 1993, 5.500%, 1/01/23
Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10         No Opt. Call
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),     10/10 at 101.00
 Series 1999A, 6.500%, 10/01/24
Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community          2/11 at 100.00
 Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------------------
Transportation - 5.5%
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,          7/07 at 101.50
 5.750%, 7/01/21
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,          7/07 at 102.00
 5.000%, 7/01/20
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,          7/07 at 101.00
 5.375%, 7/01/27
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                     8/07 at 102.00
 (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                    12/08 at 102.00
 (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International  4/09 at 101.00
 Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.   12/07 at 100.00
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),           6/06 at 102.00
 1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,             1/12 at 100.00
 5.250%, 1/01/17
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,             1/10 at 100.00
 5.500%, 1/01/30
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.1%
Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional        11/02 at 102.00
 Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds                    7/02 at 102.00
 (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13            8/02 at 101.50
 (Pre-refunded to 8/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16           8/04 at 101.00
 (Pre-refunded to 8/15/04)

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)
New York State Urban Development Corporation, Project Revenue Bonds (Onondaga County Convention                 AA- $  1,067,090
 Center), Refunding Series 1995, 6.250%, 1/01/20
New York State Urban Development Corporation, Correctional Capital Facilities Revenue Bonds,                    AA-    5,252,269
 Refunding Series 1993, 5.500%, 1/01/15
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),          AAA    2,051,640
 Series 1998, 5.375%, 6/15/28
City School District of Niagara Falls, New York, Certificates of Participation (High School Facility),         BBB-    1,549,660
 Series 2000, 6.625%, 6/15/28
Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series B,                       AAA    1,092,600
 5.750%, 7/01/19
34th Street Partnership, Inc., 34th Street Business Improvement District, New York, Capital Improvement          A1    2,017,340
 Bonds, Series 1993, 5.500%, 1/01/23
Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series E, 7.250%, 1/01/10            AA-      581,495
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross Receipts Tax Loan Note),          BBB-    1,350,013
 Series 1999A, 6.500%, 10/01/24
Industrial Development Agency, City of Yonkers, New York, Civic Facility Revenue Bonds (Community              BBB-    2,075,797
 Development Properties - Yonkers, Inc. Project), Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------------------------
Transportation - 5.5%
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,               AAA    4,304,840
 5.750%, 7/01/21
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,               AAA    2,013,920
 5.000%, 7/01/20
Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,               AAA    2,050,420
 5.375%, 7/01/27
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                           BB      735,110
 (American Airlines, Inc. Project) Series 1990 Remarketed, 5.400%, 7/01/20 (Alternative Minimum Tax)
Industrial Development Agency, New York City, New York, Special Facility Revenue Bonds                         BBB-      381,390
 (British Airways PLC Project), Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara International       AAA    1,048,510
 Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.         AAA    1,557,450
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
Puerto Rico Ports Authority, Special Facilities Revenue Bonds (American Airlines, Inc. Project),                 BB      197,448
 1996 Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A,                  AA-    1,570,935
 5.250%, 1/01/17
Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B,                  AA-    3,101,010
 5.500%, 1/01/30
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 10.1%
Industrial Development Agency, Franklin County, New York, Lease Revenue Bonds (County Correctional          BBB-***    1,686,656
 Facility Project), Series 1992, 6.750%, 11/01/12 (Pre-refunded to 11/01/02)
Industrial Development Agency, City of Rochelle, New York, Civic Facility Revenue Bonds                     Baa2***    1,037,390
 (College of New Rochelle Project), Series 1992, 6.625%, 7/01/12 (Pre-refunded to 7/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.625%, 8/01/13                 AAA       41,486
 (Pre-refunded to 8/01/02)
The City of New York, New York, General Obligation Bonds, Fiscal 1995 Series B1, 7.000%, 8/15/16                Aaa    1,129,860
 (Pre-refunded to 8/15/04)

--------------------------------------------------------------------------------
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)
   $  3,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
      5,345  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,
              Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
      2,100  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,
              6.500%, 7/01/19 (Pre-refunded to 7/01/04)
        985  Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,
              7.400%, 7/01/24 (Pre-refunded to 7/01/04)
      1,500  Dormitory Authority of the State of New York, Department of Health of the State of New York,
              Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
         15  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue
              Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
        215  New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
              (Pre-refunded to 1/21/03)
        200  New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,
              8.000%, 5/01/11
        470  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C
              Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
      1,785  New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,
              6.375%, 9/15/15 (Pre-refunded to 9/15/07)
      1,290  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
             New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
             (New York Hospital), Series 1994A:
      1,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)
      1,000    6.800%, 8/15/24 (Pre-refunded to 2/15/05)
      2,700  New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds
              (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
      1,480  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
      1,485  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 10.6%
      6,500  Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds
              (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
      1,000    5.250%, 12/01/26
      1,500    5.250%, 12/01/26
      4,455    5.500%, 12/01/29
      2,000  Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,
              5.375%, 9/01/25
      1,000  Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,
              5.375%, 5/01/33
      5,950  Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds
              (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)
Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,          6/05 at 101.00
 Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,      7/02 at 102.00
 Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,       7/04 at 102.00
 6.500%, 7/01/19 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,  7/04 at 102.00
 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Department of Health of the State of New York,               7/05 at 102.00
 Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue        2/07 at 102.00
 Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                1/03 at 102.00
 (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 1/21/03)
New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,                   No Opt. Call
 8.000%, 5/01/11
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C            9/03 at 102.00
 Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,           9/07 at 100.00
 6.375%, 9/15/15 (Pre-refunded to 9/15/07)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home      2/03 at 102.00
 Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
(New York Hospital), Series 1994A:
  6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                                                2/05 at 102.00
  6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                                                2/05 at 102.00
New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds                      2/05 at 102.00
 (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home      2/04 at 102.00
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       8/04 at 102.00
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
--------------------------------------------------------------------------------------------------------------------------
Utilities - 10.6%
Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds         12/10 at 103.00
 (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
  5.250%, 12/01/26                                                                                         6/08 at 101.00
  5.250%, 12/01/26                                                                                         6/08 at 101.00
  5.500%, 12/01/29                                                                                         6/03 at 101.00
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,               9/11 at 100.00
 5.375%, 9/01/25
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,               5/11 at 100.00
 5.375%, 5/01/33
Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds              10/08 at 102.00
 (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
 (Alternative Minimum Tax)

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)
Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,               AAA $  3,361,800
 Fiscal 1996 Series A, 5.875%, 6/15/25 (Pre-refunded to 6/15/05)
Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (The Lighthouse,        N/R***    5,543,941
 Inc. Project), Series 1992, 6.500%, 7/01/22 (Pre-refunded to 7/01/02)
Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 1994A,          A+***    2,354,898
 6.500%, 7/01/19 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Dormitory Revenue Bonds (State University Issue), Series X,       AAA    1,125,717
 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
Dormitory Authority of the State of New York, Department of Health of the State of New York,                    AAA    1,732,350
 Revenue Bonds (Roswell Park Cancer Center), Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue          AA-***       17,073
 Bonds, Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)
New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                    A***      228,605
 (Long Island Lighting Company Project), 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
 (Pre-refunded to 1/21/03)
New York State Housing Finance Agency, State University Construction Bonds, 1986 Series A,                      AAA      254,270
 8.000%, 5/01/11
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1993 Series C                 AAA      508,394
 Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)
New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, 1995 Series A,                AAA    2,087,433
 6.375%, 9/15/15 (Pre-refunded to 9/15/07)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home           AAA    1,374,676
 Revenue Bonds, 1992 Series D, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
(New York Hospital), Series 1994A:
  6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                                                     AAA    1,144,070
  6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                                                     AAA    1,145,490
New York State Medical Care Facilities Finance Agency, Secured Hospital Revenue Bonds                           AAA    3,092,823
 (Brookdale Hospital Medical Center), 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)
New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Hospital and Nursing Home         AA***    1,605,711
 Revenue Bonds, 1994 Series A, 6.200%, 2/15/21 (Pre-refunded to 2/15/04)
New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement         AA-***    1,671,145
 Revenue Bonds, 1994 Series E, 6.500%, 8/15/24 (Pre-refunded to 8/15/04)
--------------------------------------------------------------------------------------------------------------------------------
Utilities - 10.6%
Industrial Development Agency, Erie County, New York, Solid Waste Disposal Facility Revenue Bonds               N/R    2,242,500
 (CanFibre of Lackawanna Project), Series 1998, 8.875%, 12/01/13 (Alternative Minimum Tax)#
Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
  5.250%, 12/01/26                                                                                               A-    1,004,240
  5.250%, 12/01/26                                                                                              AAA    1,518,420
  5.500%, 12/01/29                                                                                               A-    4,514,341
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2001 Series A,                     A-    2,031,240
 5.375%, 9/01/25
Long Island Power Authority, New York, Electric System General Revenue Bonds, 2000 Series L,                     A-    1,011,250
 5.375%, 5/01/33
Industrial Development Agency, New York City, New York, Industrial Development Revenue Bonds                   BBB-    5,887,882
 (Brooklyn Navy Yard Cogeneration Partners - L.P. Project), Series 1997, 5.750%, 10/01/36
 (Alternative Minimum Tax)

--------------------------------------------------------------------------------
32

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Utilities (continued)
   $    285  New York State Energy Research and Development     1/03 at 102.00         A $    299,507
              Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), 1992
              Series D, 6.900%, 8/01/22 (Alternative Minimum
              Tax)
      2,435  New York State Energy Research and Development     7/05 at 102.00       AAA    2,579,249
              Authority, Pollution Control Revenue Bonds (New
              York State Electric and Gas Corporation
              Project), Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax)
      1,500  New York State Energy Research and Development     7/05 at 102.00       AAA    1,669,560
              Authority, Facilities Refunding Revenue
              Bonds (Consolidated Edison Company of New York,
              Inc. Project), Series 1995A, 6.100%, 8/15/20
      3,000  Power Authority of the State of New York, Revenue
             Bonds, Series 2000A, 5.250%, 11/15/40             11/10 at 100.00       Aa2    3,023,970
      1,000  Power Authority of the State of New York, Revenue
             Bonds, Series 2001, 5.500%, 11/15/07                 No Opt. Call       Aa2    1,115,200
        750  Onondaga County Resource Recovery Agency, New      5/02 at 102.00       Ba3      691,200
              York, System Revenue Bonds (Development
              Costs), Series 1992, 7.000%, 5/01/15
              (Alternative Minimum Tax)
             Industrial Development Agency, Suffolk County,
             New York, Industrial Development Revenue
             Bonds (Nissequogue Cogen Partners Facility),
             Series 1998:
      1,800    5.300%, 1/01/13 (Alternative Minimum Tax)        1/09 at 101.00       N/R    1,686,150
      4,000    5.500%, 1/01/23 (Alternative Minimum Tax)        1/09 at 101.00       N/R    3,607,560
-----------------------------------------------------------------------------------------------------
             Water and Sewer - 2.5%
             Monroe County Water Authority, New York, Water
             Revenue Bonds, Series 2001:
        850    5.150%, 8/01/22                                  8/11 at 101.00        AA      859,469
      2,250    5.250%, 8/01/36                                  8/11 at 101.00        AA    2,269,325
      2,000  Municipal Water Finance Authority, New York City,  6/06 at 101.00       AAA    2,187,240
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26
        250  Municipal Water Finance Authority, New York City,  6/09 at 101.00       AAA      259,153
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32
      2,000  Municipal Water Finance Authority, New York City,  6/10 at 101.00        AA    2,072,720
              New York, Water and Sewer System Revenue
              Bonds, Fiscal 2001 Series A, 5.500%, 6/15/33
-----------------------------------------------------------------------------------------------------
   $292,670  Total Investments (cost $287,553,681) - 98.1%                                303,216,198
-----------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.9%                                           5,831,916
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $309,048,114
             ----------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. In the case of a bond, non-income producing generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2002

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.4%

   $  1,000  Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds
              (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

      3,095  Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds
              (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

      1,110  Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds
              (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

      1,350  Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds
              (Hofstra University Project), Series 1996, 5.800%, 7/01/15

      1,750  The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of
              Natural History), Series 1997A, 5.650%, 4/01/27

      1,000  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National
              Tennis Center, Inc. Project), 6.375%, 11/15/14

      1,145  Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation
              League Foundation Project), Series 1997A, 5.600%, 6/01/17

        130  Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital
              Program), Series 1985, 7.800%, 12/01/05

      4,000  Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,
              Series 1993A, 5.750%, 7/01/13

      1,090  Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),
              Series 1994A, 5.000%, 7/01/21

      1,500  Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,
              6.000%, 7/01/24

      5,000  Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),
              Series 1996, 5.500%, 5/15/26

      2,925  Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,
              5.750%, 7/01/26

      3,000  Dormitory Authority of the State of New York, City University System Consolidated Third General
              Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

      4,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),
              Series 1998, 5.000%, 7/01/28

      3,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,
              5.000%, 7/01/21

      3,250  Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),
              Series 2000A, 5.750%, 7/01/29

      5,280  Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,
              0.000%, 7/01/25

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,
              6.000%, 7/01/29

      1,000  Dormitory Authority of the State of New York, City University System Consolidated Fourth General
              Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

      1,000  Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,
              5.250%, 7/01/30

      1,000  Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,
              5.500%, 7/01/40
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.8%

      2,980  New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,
              5.750%, 2/15/22

      6,460  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds
              (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 13.4%

Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds                  8/08 at 102.00       Aaa
 (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                  8/10 at 102.00       AAA
 (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                  8/12 at 101.00       AAA
 (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds                7/06 at 102.00       AAA
 (Hofstra University Project), Series 1996, 5.800%, 7/01/15

The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of   4/07 at 101.00       AAA
 Natural History), Series 1997A, 5.650%, 4/01/27

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National    11/04 at 102.00       AAA
 Tennis Center, Inc. Project), 6.375%, 11/15/14

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation   6/07 at 102.00       Aaa
 League Foundation Project), Series 1997A, 5.600%, 6/01/17

Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital      6/02 at 100.50       AAA
 Program), Series 1985, 7.800%, 12/01/05

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,          No Opt. Call       AAA
 Series 1993A, 5.750%, 7/01/13

Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),   7/04 at 102.00       AAA
 Series 1994A, 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,      7/05 at 102.00       AAA
 6.000%, 7/01/24

Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),  5/06 at 102.00       AAA
 Series 1996, 5.500%, 5/15/26

Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,       7/07 at 102.00       AAA
 5.750%, 7/01/26

Dormitory Authority of the State of New York, City University System Consolidated Third General         1/08 at 102.00       AAA
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),               7/08 at 101.00       AAA
 Series 1998, 5.000%, 7/01/28

Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,      7/08 at 101.00       Aaa
 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),               7/10 at 101.00       AAA
 Series 2000A, 5.750%, 7/01/29

Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,    7/10 at 101.00       AAA
 0.000%, 7/01/25

Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,     7/10 at 102.00       AAA
 6.000%, 7/01/29

Dormitory Authority of the State of New York, City University System Consolidated Fourth General        7/10 at 100.00       AAA
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,            7/11 at 101.00       AAA
 5.250%, 7/01/30

Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,         No Opt. Call       AAA
 5.500%, 7/01/40
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 16.8%

New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,           2/03 at 102.00       AAA
 5.750%, 2/15/22

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds                        8/05 at 102.00       AAA
 (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

                                                                                                             Market
Description                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 13.4%

Industrial Development Agency, Allegany County, New York, Civic Facility Revenue Bonds                 $    989,690
 (Alfred University Civic Facility), Series 1998, 5.000%, 8/01/28

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                    3,358,973
 (UBF Faculty-Student Housing Corporation - Village Green Project), 2000 Series A, 5.750%, 8/01/30

Industrial Development Agency, Town of Amherst, New York, Civic Facility Revenue Bonds                    1,112,353
 (UBF Faculty-Student Housing Corporation - Creekside Project), 2002 Series A, 5.000%, 8/01/22

Industrial Development Agency, Town of Hempstead, New York, Civic Facility Revenue Bonds                  1,454,747
 (Hofstra University Project), Series 1996, 5.800%, 7/01/15

The Trust for Cultural Resources of the City of New York, New York, Revenue Bonds (American Museum of     1,830,063
 Natural History), Series 1997A, 5.650%, 4/01/27

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (USTA National       1,110,180
 Tennis Center, Inc. Project), 6.375%, 11/15/14

Industrial Development Agency, New York City, New York, Civic Facility Revenue Bonds (Anti-Defamation     1,221,154
 League Foundation Project), Series 1997A, 5.600%, 6/01/17

Dormitory Authority of the State of New York, College and University Revenue Bonds (Pooled Capital          132,685
 Program), Series 1985, 7.800%, 12/01/05

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,          4,548,800
 Series 1993A, 5.750%, 7/01/13

Dormitory Authority of the State of New York, Insured Revenue Bonds (Mount Sinai School of Medicine),     1,090,142
 Series 1994A, 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Sarah Lawrence College), Series 1995,        1,702,920
 6.000%, 7/01/24

Dormitory Authority of the State of New York, Revenue Bonds (State University Educational Facilities),    5,149,200
 Series 1996, 5.500%, 5/15/26

Dormitory Authority of the State of New York, Insured Revenue Bonds (Siena College), Series 1997,         3,117,611
 5.750%, 7/01/26

Dormitory Authority of the State of New York, City University System Consolidated Third General           3,002,670
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (Fordham University),                 3,959,280
 Series 1998, 5.000%, 7/01/28

Dormitory Authority of the State of New York, Insured Revenue Bonds (Ithaca College), Series 1998,        3,010,980
 5.000%, 7/01/21

Dormitory Authority of the State of New York, Revenue Bonds (Upstate Community Colleges),                 3,510,910
 Series 2000A, 5.750%, 7/01/29

Dormitory Authority of the State of New York, Revenue Bonds (University of Rochester), Series 2000A,      3,453,226
 0.000%, 7/01/25

Dormitory Authority of the State of New York, Insured Revenue Bonds (Pace University), Series 2000,       1,106,880
 6.000%, 7/01/29

Dormitory Authority of the State of New York, City University System Consolidated Fourth General          1,011,430
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22

Dormitory Authority of the State of New York, Revenue Bonds (Canisius College), Series 2000,              1,015,490
 5.250%, 7/01/30

Dormitory Authority of the State of New York, Revenue Bonds (New York University), Series 2001-1,         1,092,890
 5.500%, 7/01/40
-------------------------------------------------------------------------------------------------------------------
Healthcare - 16.8%

New York City Health and Hospitals Corporation, New York, Health System Bonds, 1993 Series A,             3,058,523
 5.750%, 2/15/22

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds                          6,776,088
 (St. Vincent's Hospital and Medical Center of New York), Series 1995, 5.800%, 8/01/25

--------------------------------------------------------------------------------
34

   Principal
Amount (000) Description
------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $  3,305  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

      3,730  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

      2,500  Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside
              Hospital), Series 1998, 5.000%, 2/15/25

      4,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds
              (United Health Services), Series 1997, 5.375%, 8/01/27

             Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
             (The New York and Presbyterian Hospital), Series 1998:
      3,000   4.750%, 8/01/27
      1,750   5.000%, 8/01/32

      3,000  Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds
              (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

      2,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
              (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

      3,105  Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island
              Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

      2,260  Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services
              of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),
              Series 1999A, 5.750%, 7/01/19

      5,000  Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds
              (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

      3,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities
              Hospital Project), 1992 Series A, 6.125%, 11/01/11

      1,670  New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital
              Project), 1991 Series A, 6.625%, 11/01/16

             New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
             Buffalo Project), 1991 Series A:
        500   6.600%, 11/01/10
      1,550   6.625%, 11/01/18

      4,000  New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,
              1994 Series A Refunding, 5.375%, 2/15/25

        625  New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home
              Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

      2,890  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
              (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.8%

      5,000  New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds
              (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

             New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
             Refunding:
      5,650   6.100%, 11/01/15
      4,980   6.125%, 11/01/20

        625  New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),
              1989 Series A, 7.450%, 11/01/28

                                                                                                             Optional Call
Description                                                                                                    Provisions*
---------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   8/04 at 105.00
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   2/06 at 102.00
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside             2/08 at 101.50
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                  2/08 at 102.00
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                           2/08 at 101.00
 5.000%, 8/01/32                                                                                           2/08 at 101.00

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                11/08 at 101.00
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                   8/09 at 101.00
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island        7/09 at 101.00
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services  7/09 at 101.00
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                  7/09 at 101.00
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds        7/11 at 101.00
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities             11/02 at 102.00
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital          5/02 at 102.00
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                          5/02 at 102.00
 6.625%, 11/01/18                                                                                          5/02 at 102.00

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,             2/04 at 102.00
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home           8/02 at 100.00
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                   2/05 at 102.00
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
---------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds       3/02 at 105.00
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                          5/06 at 102.00
 6.125%, 11/01/20                                                                                          5/06 at 102.00

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),           5/02 at 100.00
 1989 Series A, 7.450%, 11/01/28

Description                                                                                                Ratings**
---------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside                  AAA
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                       AAA
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                                AAA
 5.000%, 8/01/32                                                                                                AAA

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                      AAA
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                        AAA
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island             AAA
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services       AAA
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                       AAA
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds             AAA
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities                   AAA
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital               AAA
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                               AAA
 6.625%, 11/01/18                                                                                               AAA

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,                  AAA
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home                 AA
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                        AAA
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
---------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds            AAA
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                               AAA
 6.125%, 11/01/20                                                                                               AAA

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),                AAA
 1989 Series A, 7.450%, 11/01/28

                                                                                                                 Market
Description                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                  $  3,359,433
 (Millard Fillmore Hospitals), Series 1997, 5.375%, 2/01/32

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                     3,913,628
 (Maimonides Medical Center), Series 1996A, 5.750%, 8/01/24

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds (Southside               2,468,025
 Hospital), Series 1998, 5.000%, 2/15/25

Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds                    4,075,760
 (United Health Services), Series 1997, 5.375%, 8/01/27

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds
(The New York and Presbyterian Hospital), Series 1998:
 4.750%, 8/01/27                                                                                             2,830,440
 5.000%, 8/01/32                                                                                             1,700,650

Dormitory Authority of the State of New York, North Shore University Hospital Revenue Bonds                   2,978,220
 (North Shore Health System Obligated Group), Series 1998, 5.000%, 11/01/23

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds                     2,064,480
 (Montefiore Medical Center), Series 1999, 5.500%, 8/01/38

Dormitory Authority of the State of New York, Revenue Bonds (Catholic Health Services of Long Island          3,235,379
 Obligated Group - St. Charles Hospital and Rehabilitation Center), Series 1999A, 5.500%, 7/01/22

Dormitory Authority of the State of New York, St. Francis Hospital Revenue Bonds (Catholic Health Services    2,339,100
 of Long Island Obligated Group), Series 1999A, 5.500%, 7/01/29

Dormitory Authority of the State of New York, Insured Revenue Bonds (New Island Hospital),                    1,073,210
 Series 1999A, 5.750%, 7/01/19

Dormitory Authority of the State of New York, Winthrop University Hospital Association Revenue Bonds          5,057,350
 (Winthrop South Nassau University Health System Obligated Group), Series 2001A, 5.250%, 7/01/31

New York State Medical Care Facilities Finance Agency, Revenue Bonds (South Nassau Communities                3,151,050
 Hospital Project), 1992 Series A, 6.125%, 11/01/11

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Our Lady of Victory Hospital            1,710,815
 Project), 1991 Series A, 6.625%, 11/01/16

New York State Medical Care Facilities Finance Agency, Revenue Bonds (Sisters of Charity Hospital of
Buffalo Project), 1991 Series A:
 6.600%, 11/01/10                                                                                              517,825
 6.625%, 11/01/18                                                                                            1,600,143

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,               4,043,960
 1994 Series A Refunding, 5.375%, 2/15/25

New York State Medical Care Facilities Finance Agency, Insured Mortgage Hospital and Nursing Home               627,881
 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                     3,053,430
 (Montefiore Medical Center), 1995 Series A, 5.750%, 2/15/15
-----------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.8%

New York City Housing Development Corporation, New York, Limited Obligation Multifamily Housing Bonds         5,258,050
 (Pass-through Certificates), Series 1991C, 6.500%, 2/20/19

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
 6.100%, 11/01/15                                                                                            6,007,645
 6.125%, 11/01/20                                                                                            5,264,557

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds (AMBAC Insured Program),               658,663
 1989 Series A, 7.450%, 11/01/28

--------------------------------------------------------------------------------
35

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

   $  4,250  Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds
              (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

      1,000  Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of
              Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

      2,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

      3,665  Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds
              (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.8%

             Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
        500   7.100%, 6/15/07
        600   7.100%, 6/15/08
        600   7.100%, 6/15/09
        275   7.100%, 6/15/10

        500  Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,
              Series 1992, 6.000%, 6/15/09

             Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
        385   6.500%, 6/01/09
        395   6.500%, 6/01/10
        395   6.500%, 6/01/11

      2,295  Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,
              5.000%, 6/01/19

             Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
        475   6.900%, 12/15/07
        475   6.900%, 12/15/08

      2,250  Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16
              (WI, settling 3/14/02)

             Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
             Series 1992:
        500   6.200%, 2/15/15
      1,035   6.200%, 2/15/16

      1,500  Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,
              5.700%, 8/01/13

      1,125  Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20

      1,000  Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,
              5.250%, 6/01/23

      1,020  City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,
              1994 Series B, 6.200%, 8/15/22

             The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
         60   6.250%, 8/01/10
         20   6.625%, 8/01/12

             The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
      1,300   7.000%, 10/01/15
      2,000   7.000%, 10/01/16
      1,025   7.000%, 10/01/17
        310   7.000%, 10/01/18

      3,000  The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15

      2,460  The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15

      1,590  City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,
              6.900%, 3/01/21

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.1%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds                  8/07 at 102.00
 (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of  7/02 at 102.00
 Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds              8/10 at 101.00
 (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds              8/11 at 101.00
 (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
--------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
 7.100%, 6/15/07                                                                                            No Opt. Call
 7.100%, 6/15/08                                                                                            No Opt. Call
 7.100%, 6/15/09                                                                                            No Opt. Call
 7.100%, 6/15/10                                                                                            No Opt. Call

Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,    No Opt. Call
 Series 1992, 6.000%, 6/15/09

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
 6.500%, 6/01/09                                                                                            No Opt. Call
 6.500%, 6/01/10                                                                                            No Opt. Call
 6.500%, 6/01/11                                                                                            No Opt. Call

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,     6/11 at 100.00
 5.000%, 6/01/19

Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
 6.900%, 12/15/07                                                                                           No Opt. Call
 6.900%, 12/15/08                                                                                           No Opt. Call

Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16         3/12 at 100.00
 (WI, settling 3/14/02)

Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
Series 1992:
 6.200%, 2/15/15                                                                                            No Opt. Call
 6.200%, 2/15/16                                                                                            No Opt. Call

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,                    8/04 at 103.00
 5.700%, 8/01/13

Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20                              3/10 at 100.00

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,                    6/09 at 102.00
 5.250%, 6/01/23

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,           8/04 at 102.00
 1994 Series B, 6.200%, 8/15/22

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10                                                                                          8/02 at 101.50
 6.625%, 8/01/12                                                                                          8/02 at 101.50

The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
 7.000%, 10/01/15                                                                                         4/02 at 100.00
 7.000%, 10/01/16                                                                                         4/02 at 100.00
 7.000%, 10/01/17                                                                                         4/02 at 100.00
 7.000%, 10/01/18                                                                                         4/02 at 100.00

The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15            8/10 at 101.00

The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15          11/11 at 101.00

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,             3/04 at 102.00
 6.900%, 3/01/21

                                                                                                                          Market
Description                                                                                               Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.1%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds                       AAA $  4,478,225
 (St. John's Meadows Project), Series 1997A, 5.700%, 8/01/27

Dormitory Authority of the State of New York, Insured Revenue Bonds (United Cerebral Palsy Association of       AAA    1,035,920
 Westchester County, Inc.), Series 1992, 6.200%, 7/01/12

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                   AAA    2,064,480
 (The Augustana Lutheran Home for the Aged, Inc.), Series 2000A, 5.500%, 8/01/38

Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds                   AAA    3,661,335
 (Norwegian Christian Home and Health Center), Series 2001, 5.200%, 8/01/36
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 10.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds, Series 1991:
 7.100%, 6/15/07                                                                                               AAA      591,670
 7.100%, 6/15/08                                                                                               AAA      721,422
 7.100%, 6/15/09                                                                                               AAA      729,114
 7.100%, 6/15/10                                                                                               AAA      338,712

Greece Central School District, Monroe County, New York, General Obligation School District Serial Bonds,       AAA      573,440
 Series 1992, 6.000%, 6/15/09

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds, Series 1991:
 6.500%, 6/01/09                                                                                               AAA      452,213
 6.500%, 6/01/10                                                                                               AAA      466,736
 6.500%, 6/01/11                                                                                               AAA      470,919

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,          Aaa    2,317,698
 5.000%, 6/01/19

Middle County Central School District, New York, General Obligation Bonds, Series 1991A:
 6.900%, 12/15/07                                                                                              AAA      564,747
 6.900%, 12/15/08                                                                                              AAA      572,199

Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16              AAA    2,333,408
 (WI, settling 3/14/02)

Mount Sinai Union Free School District, Suffolk County, New York, School District Refunding Serial Bonds,
Series 1992:
 6.200%, 2/15/15                                                                                               AAA      590,095
 6.200%, 2/15/16                                                                                               AAA    1,221,259

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series O,                         AAA    1,592,820
 5.700%, 8/01/13

Nassau County, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20                                   AAA    1,231,481

Nassau County, New York, General Obligation General Improvement Serial Bonds, Series B,                         AAA    1,017,150
 5.250%, 6/01/23

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,                AAA    1,120,348
 1994 Series B, 6.200%, 8/15/22

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10                                                                                               AAA       62,052
 6.625%, 8/01/12                                                                                               AAA       20,711

The City of New York, New York, General Obligation Bonds, Fiscal 1990 Series B:
 7.000%, 10/01/15                                                                                              AAA    1,315,483
 7.000%, 10/01/16                                                                                              AAA    2,010,140
 7.000%, 10/01/17                                                                                              AAA    1,030,197
 7.000%, 10/01/18                                                                                              AAA      311,578

The City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D, 5.250%, 8/01/15                 AAA    3,174,720

The City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15                AAA    2,618,104

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, Series 1994,                  AAA    1,757,745
 6.900%, 3/01/21

--------------------------------------------------------------------------------
36

   Principal                                                                                                       Optional Call
Amount (000) Description                                                                                             Provisions*
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $  1,505  Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds,           No Opt. Call
              1992 Series B, 6.400%, 4/01/14

        800  Commonwealth of Puerto Rico, General Obligation Public Improvement Bonds of 2000, 5.750%, 7/01/26    7/10 at 100.00

             Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
        960   6.700%, 2/15/13                                                                                       No Opt. Call
        960   6.700%, 2/15/14                                                                                       No Opt. Call
        960   6.700%, 2/15/15                                                                                       No Opt. Call

             Rondout Valley Central School District, Accord, Ulster County, New York, General Obligation
             School District Serial Bonds, Series 1991:
        550   6.800%, 6/15/06                                                                                       No Opt. Call
        550   6.850%, 6/15/07                                                                                       No Opt. Call
        550   6.850%, 6/15/08                                                                                       No Opt. Call
        550   6.850%, 6/15/09                                                                                       No Opt. Call
        550   6.850%, 6/15/10                                                                                       No Opt. Call
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.4%

      2,500  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1996A,             4/07 at 101.00
              5.250%, 4/01/26

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
      2,865   4.500%, 4/01/18                                                                                     4/08 at 101.00
      2,500   4.750%, 4/01/28                                                                                     4/08 at 101.00

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
      1,000   5.000%, 4/01/17                                                                                     4/09 at 101.00
        500   5.000%, 4/01/29                                                                                     4/09 at 101.00

      2,000  Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,             4/10 at 100.00
              6.000%, 4/01/30

      4,625  New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and        1/10 at 101.00
              Tunnel Authority, Certificates of Participation, New York, Series 2000A, 5.875%, 1/01/30

      3,000  New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000        5/10 at 101.00
              Series B, 6.000%, 11/15/24

      3,750  Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds (City of New York 5/10 at 101.00
              Issue), Series 1999, 5.750%, 5/15/30

      3,400  Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue  8/09 at 101.00
              Bonds, Series 1999D, 5.250%, 2/15/29

      3,000  Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,    8/10 at 100.00
              Series 2000D, 5.250%, 8/15/30

      1,280  New York Local Government Assistance Corporation, Revenue Bonds (A Public Benefit Corporation of the 4/04 at 100.00
              State of New York), Series 1993D, 5.000%, 4/01/23

             State of New York Municipal Bond Bank Agency, City of Buffalo, Special Program Revenue Bonds,
             2001 Series A:
      1,185   5.250%, 5/15/25                                                                                     5/11 at 100.00
      1,250   5.250%, 5/15/26                                                                                     5/11 at 100.00

      2,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 2/04 at 102.00
              Revenue Bonds, 1994 Series A, 5.250%, 8/15/23

        185  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 8/02 at 102.00
              Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

      2,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement 2/04 at 102.00
              Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

      4,000  New York State Urban Development Corporation, Revenue Bonds (Sports Facility Assistance Program),    4/06 at 102.00
              1996 Series A, 5.500%, 4/01/19

                                                                                                                     Market
Description                                                                                          Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds,               AAA $  1,804,450
 1992 Series B, 6.400%, 4/01/14

Commonwealth of Puerto Rico, General Obligation Public Improvement Bonds of 2000, 5.750%, 7/01/26          AAA      925,128

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
 6.700%, 2/15/13                                                                                          AAA    1,168,080
 6.700%, 2/15/14                                                                                          AAA    1,174,627
 6.700%, 2/15/15                                                                                          AAA    1,178,400

Rondout Valley Central School District, Accord, Ulster County, New York, General Obligation
School District Serial Bonds, Series 1991:
 6.800%, 6/15/06                                                                                          AAA      635,734
 6.850%, 6/15/07                                                                                          AAA      644,875
 6.850%, 6/15/08                                                                                          AAA      653,835
 6.850%, 6/15/09                                                                                          AAA      660,143
 6.850%, 6/15/10                                                                                          AAA      667,728
---------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 16.4%

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1996A,                   AAA    2,542,025
 5.250%, 4/01/26

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
 4.500%, 4/01/18                                                                                          AAA    2,777,102
 4.750%, 4/01/28                                                                                          AAA    2,365,125

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
 5.000%, 4/01/17                                                                                          AAA    1,030,530
 5.000%, 4/01/29                                                                                          AAA      495,945

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2000A,                   AAA    2,203,620
 6.000%, 4/01/30

New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge and              AAA    5,036,810
 Tunnel Authority, Certificates of Participation, New York, Series 2000A, 5.875%, 1/01/30

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2000              AAA    3,312,600
 Series B, 6.000%, 11/15/24

Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds (City of New York       AAA    4,047,713
 Issue), Series 1999, 5.750%, 5/15/30

Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue        AAA    3,439,100
 Bonds, Series 1999D, 5.250%, 2/15/29

Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,          AAA    3,029,520
 Series 2000D, 5.250%, 8/15/30

New York Local Government Assistance Corporation, Revenue Bonds (A Public Benefit Corporation of the       AAA    1,269,235
 State of New York), Series 1993D, 5.000%, 4/01/23

State of New York Municipal Bond Bank Agency, City of Buffalo, Special Program Revenue Bonds,
2001 Series A:
 5.250%, 5/15/25                                                                                          AAA    1,205,252
 5.250%, 5/15/26                                                                                          AAA    1,270,438

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA    2,016,660
 Revenue Bonds, 1994 Series A, 5.250%, 8/15/23

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA      189,409
 Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA    2,025,260
 Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

New York State Urban Development Corporation, Revenue Bonds (Sports Facility Assistance Program),          AAA    4,162,240
 1996 Series A, 5.500%, 4/01/19

--------------------------------------------------------------------------------
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
             Series C:
   $  2,000   5.125%, 1/01/21
      5,000   6.000%, 1/01/29

      2,500  Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,
              5.000%, 7/01/32

             Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
      1,525   5.500%, 7/01/14
      4,000   5.500%, 7/01/18
---------------------------------------------------------------------------------------------------------------------
             Transportation - 10.0%

      2,500  Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19
              (Alternative Minimum Tax)

      3,000  Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,
              5.750%, 1/01/25

      4,000  Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds
              (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

      3,000  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21

      3,040  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,
              5.125%, 7/01/24

      3,005  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,
              5.375%, 7/01/27

      3,500  Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,
              5.000%, 7/01/21

             Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
             International Airport), Series 1998:
      1,000   5.000%, 4/01/18 (Alternative Minimum Tax)
      1,500   5.000%, 4/01/28 (Alternative Minimum Tax)

      3,000  Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
              International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

      4,000  Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,
              5.750%, 10/15/26 (Alternative Minimum Tax)

      3,000  Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.
              Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.8%

      3,385  Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,
              5.750%, 7/01/19 (Pre-refunded to 7/01/03)

      1,000  Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,
              6.750%, 12/01/14

     10,340  Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,
              6.500%, 7/01/18 (Pre-refunded to 7/01/02)

             The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
      3,940   6.250%, 8/01/10 (Pre-refunded to 8/01/02)
         55   6.625%, 8/01/12 (Pre-refunded to 8/01/02)

        595  New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

      1,000  New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
              Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
Series C:
 5.125%, 1/01/21                                                                                        1/11 at 100.00
 6.000%, 1/01/29                                                                                        1/09 at 101.00

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,                7/12 at 100.00
 5.000%, 7/01/32

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
 5.500%, 7/01/14                                                                                          No Opt. Call
 5.500%, 7/01/18                                                                                          No Opt. Call
------------------------------------------------------------------------------------------------------------------------
Transportation - 10.0%

Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19         12/07 at 102.00
 (Alternative Minimum Tax)

Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,  1/05 at 101.00
 5.750%, 1/01/25

Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds          7/05 at 101.00
 (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,        7/07 at 101.50
 5.750%, 7/01/21

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,        7/07 at 102.00
 5.125%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,        7/07 at 101.00
 5.375%, 7/01/27

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,        7/07 at 101.00
 5.000%, 7/01/21

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
International Airport), Series 1998:
 5.000%, 4/01/18 (Alternative Minimum Tax)                                                              4/08 at 101.00
 5.000%, 4/01/28 (Alternative Minimum Tax)                                                              4/08 at 101.00

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara              4/09 at 101.00
 International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,        10/07 at 101.00
 5.750%, 10/15/26 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C. 12/07 at 100.00
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.8%

Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,           7/03 at 102.00
 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,                  12/09 at 100.00
 6.750%, 12/01/14

Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,             7/02 at 102.00
 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10 (Pre-refunded to 8/01/02)                                                              8/02 at 101.50
 6.625%, 8/01/12 (Pre-refunded to 8/01/02)                                                              8/02 at 101.50

New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,         6/10 at 101.00
 Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement     8/04 at 102.00
 Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited (continued)

New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue Bonds,
Series C:
 5.125%, 1/01/21                                                                                             AAA $  2,028,260
 6.000%, 1/01/29                                                                                             AAA    5,460,100

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series D,                     AAA    2,492,075
 5.000%, 7/01/32

Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds, Series E Refunding:
 5.500%, 7/01/14                                                                                             AAA    1,716,677
 5.500%, 7/01/18                                                                                             AAA    4,427,200
------------------------------------------------------------------------------------------------------------------------------
Transportation - 10.0%

Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19               AAA    2,588,675
 (Alternative Minimum Tax)

Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 1995,       AAA    3,141,990
 5.750%, 1/01/25

Metropolitan Transportation Authority, New York, Commuter Facilities Subordinated Revenue Bonds               AAA    4,182,240
 (Grand Central Terminal Redevelopment Project), Series 1995-2, 5.700%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997A,             AAA    3,228,630
 5.750%, 7/01/21

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B,             AAA    3,060,125
 5.125%, 7/01/24

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997C,             AAA    3,080,756
 5.375%, 7/01/27

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E,             AAA    3,515,785
 5.000%, 7/01/21

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara
International Airport), Series 1998:
 5.000%, 4/01/18 (Alternative Minimum Tax)                                                                   AAA      999,410
 5.000%, 4/01/28 (Alternative Minimum Tax)                                                                   AAA    1,433,235

Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds (Buffalo-Niagara                   AAA    3,145,530
 International Airport), Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred and Twentieth Series,              AAA    4,208,840
 5.750%, 10/15/26 (Alternative Minimum Tax)

Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal L.L.C.       AAA    3,114,900
 Project), Series 6, 5.750%, 12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 9.8%

Municipal Water Finance Authority, Buffalo, New York, Water System Revenue Bonds, Series 1992,                AAA    3,638,570
 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

Erie County Water Authority, New York, Water Works System Revenue Bonds, Series 1990B,                        AAA    1,204,160
 6.750%, 12/01/14

Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series J,                  AAA   10,726,302
 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

The City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C:
 6.250%, 8/01/10 (Pre-refunded to 8/01/02)                                                                   AAA    4,080,146
 6.625%, 8/01/12 (Pre-refunded to 8/01/02)                                                                   AAA       57,043

New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds,              AAA      699,857
 Fiscal 2000 Series B, 6.000%, 6/15/33 (Pre-refunded to 6/15/10)

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement          AAA    1,119,300
 Revenue Bonds, 1994 Series D, 6.150%, 2/15/15 (Pre-refunded to 8/15/04)

--------------------------------------------------------------------------------
38

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

   $  2,500  New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds
              (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

      7,000  New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds
              (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

             Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
        625   6.500%, 4/01/12 (Pre-refunded to 4/01/02)
        625   6.500%, 4/01/13 (Pre-refunded to 4/01/02)
        625   6.500%, 4/01/14 (Pre-refunded to 4/01/02)

        600  Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,
              1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
---------------------------------------------------------------------------------------------------------------------
             Utilities - 5.8%

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
      6,520   0.000%, 12/01/19
      4,035   5.125%, 12/01/22
      1,000   5.750%, 12/01/24
      2,000   5.250%, 12/01/26
      3,380   5.250%, 12/01/26

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
      2,000   0.000%, 6/01/24
      2,000   0.000%, 6/01/25

             Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
      1,500   5.000%, 9/01/27
      1,500   5.250%, 9/01/28

      1,000  New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds
              (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

      2,000  New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York
              State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

      2,955  Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,
              Series 1998-A, 5.000%, 7/01/28

      8,120  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series B, 5.750%, 6/15/26

      4,650  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 1993 Series A, 5.500%, 6/15/20

      3,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2002 Series A, 5.250%, 6/15/33

        405  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33

         65  New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund
              Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

      3,700  Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17
---------------------------------------------------------------------------------------------------------------------
   $340,875  Total Investments (cost $325,252,559) - 97.6%
---------------------------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.8%

      2,000  The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate
              Demand Obligations, 1.200%, 11/01/24+

      2,000  Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

      1,400  The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),
              Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds        11/03 at 102.00
 (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                2/05 at 102.00
 (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
 6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00
 6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00
 6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                                              4/02 at 102.00

Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,                  5/02 at 102.00
 1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------
Utilities - 5.8%

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
 0.000%, 12/01/19                                                                                         No Opt. Call
 5.125%, 12/01/22                                                                                       6/08 at 101.00
 5.750%, 12/01/24                                                                                       6/08 at 101.00
 5.250%, 12/01/26                                                                                       6/08 at 101.00
 5.250%, 12/01/26                                                                                       6/08 at 101.00

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
 0.000%, 6/01/24                                                                                          No Opt. Call
 0.000%, 6/01/25                                                                                          No Opt. Call

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
 5.000%, 9/01/27                                                                                        9/11 at 100.00
 5.250%, 9/01/28                                                                                        9/11 at 100.00

New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds              3/09 at 102.00
 (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York      7/05 at 102.00
 State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 6.7%

Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,                7/08 at 101.00
 Series 1998-A, 5.000%, 7/01/28

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/06 at 101.00
 Fiscal 1996 Series B, 5.750%, 6/15/26

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/02 at 100.00
 Fiscal 1993 Series A, 5.500%, 6/15/20

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/11 at 100.00
 Fiscal 2002 Series A, 5.250%, 6/15/33

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,        6/10 at 101.00
 Fiscal 2000 Series B, 6.000%, 6/15/33

New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund        3/02 at 100.00
 Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17       6/03 at 102.00
------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $325,252,559) - 97.6%
------------------------------------------------------------------------------------------------------------------------
Short-Term Investments - 1.8%

The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate
 Demand Obligations, 1.200%, 11/01/24+

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,
 Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),
 Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

                                                                                                                        Market
Description                                                                                             Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed (continued)

New York State Medical Care Facilities Finance Agency, City of Rochester, Mortgage Revenue Bonds              AAA $  2,730,250
 (St. Mary's Hospital Project), 1994 Series A Refunding, 6.200%, 11/01/14 (Pre-refunded to 11/01/03)

New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds                     AAA    8,018,430
 (New York Hospital), Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

Nyack Union Free School District, Rockland County, New York, School District Serial Bonds, Series 1992:
 6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                                                   AAA      640,406
 6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                                                   AAA      640,406
 6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                                                   AAA      640,406

Suffolk County, New York, General Obligation Public Improvement Refunding Serial Bonds,                       AAA      616,956
 1993 Series B, 6.150%, 5/01/10 (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------------
Utilities - 5.8%

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
 0.000%, 12/01/19                                                                                            AAA    2,733,771
 5.125%, 12/01/22                                                                                            AAA    4,072,526
 5.750%, 12/01/24                                                                                            AAA    1,062,920
 5.250%, 12/01/26                                                                                            AAA    2,024,560
 5.250%, 12/01/26                                                                                            AAA    3,419,208

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
 0.000%, 6/01/24                                                                                             AAA      642,820
 0.000%, 6/01/25                                                                                             AAA      608,100

Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A:
 5.000%, 9/01/27                                                                                             AAA    1,486,755
 5.250%, 9/01/28                                                                                             AAA    1,522,200

New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds                   AAA    1,007,470
 (Long Island Lighting Company Project), Series A, 5.300%, 8/01/25 (Alternate Minimum Tax)

New York State Energy Research and Development Authority, Pollution Control Revenue Bonds (New York           AAA    2,118,480
 State Electric and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 6.7%

Municipal Water Finance Authority, City of Buffalo, New York, Water System Revenue Bonds,                     AAA    2,924,918
 Series 1998-A, 5.000%, 7/01/28

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    8,880,194
 Fiscal 1996 Series B, 5.750%, 6/15/26

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    4,659,300
 Fiscal 1993 Series A, 5.500%, 6/15/20

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA    3,033,870
 Fiscal 2002 Series A, 5.250%, 6/15/33

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,             AAA      469,427
 Fiscal 2000 Series B, 6.000%, 6/15/33

New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund             AAA       65,336
 Revenue Bonds, Series 1990C (Pooled Loan Issue), 7.200%, 3/15/11

Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1994, 5.000%, 6/01/17            AAA    3,733,443
------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $325,252,559) - 97.6%                                                                      348,286,242
------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments - 1.8%

The City of New York, New York, General Obligation Bonds, Fiscal 2002 (Subseries A7), Variable Rate        VMIG-1    2,000,000
 Demand Obligations, 1.200%, 11/01/24+

Municipal Water Finance Authority, New York City, New York, Water and Sewer System Revenue Bonds,          VMIG-1    2,000,000
 Fiscal 2000 Series C, Variable Rate Demand Obligations, 1.250%, 6/15/33+

The Port Authority of New York and New Jersey, Special Obligation Bonds (Versatile Structure),             VMIG-1    1,400,000
 Third Series, Variable Rate Demand Bonds, 1.400%, 6/01/20+

--------------------------------------------------------------------------------
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2002

   Principal
Amount (000)   Description                                                                                       Ratings**
---------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments (continued)

   $  1,000    Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate      VMIG-1
                Demand Bonds, 0.950%, 12/01/15+
---------------------------------------------------------------------------------------------------------------------------
   $  6,400    Total Short-Term Investments (cost $6,400,000)
---------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%
               ------------------------------------------------------------------------------------------------------------
               Net Assets - 100%
               ------------------------------------------------------------------------------------------------------------

                                                                                                      Market
Description                                                                                            Value
------------------------------------------------------------------------------------------------------------
Short-Term Investments (continued)

Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Series 1985, Variable Rate $  1,000,000
 Demand Bonds, 0.950%, 12/01/15+
------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost $6,400,000)                                                     6,400,000
------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - 0.6%                                                               2,269,120
------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                               $356,955,362
------------------------------------------------------------------------------------------------------------

           All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
40

Statement of Assets and Liabilities
February 28, 2002



                                                                                                                   New York
                                                                      Connecticut    New Jersey      New York       Insured
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                 $263,225,072  $140,086,814  $303,216,198  $348,286,242
Temporary investments in short-term municipal securities,
 at amortized cost, which approximates market value                     4,250,000            --            --     6,400,000
Cash                                                                           --       560,984     1,962,999       593,432
Receivables:
  Interest                                                              4,069,919     1,867,358     4,602,059     3,721,416
  Investments sold                                                             --       204,000        45,000     1,385,000
  Shares sold                                                             867,784       178,785       469,018       280,146
Other assets                                                                  557           699         1,971        12,860
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                      272,413,332   142,898,640   310,297,245   360,679,096
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            784,811            --            --            --
Payables:
  Investments purchased                                                        --            --            --     2,315,790
  Shares redeemed                                                         104,271       288,955       197,095       149,098
Accrued expenses:
  Management fees                                                         111,627        59,253       122,031       145,686
  12b-1 distribution and service fees                                      64,797        33,614        54,333        31,527
  Other                                                                    77,359        79,877       124,710       155,154
Dividends payable                                                         478,193       309,100       750,962       926,479
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                   1,621,058       770,799     1,249,131     3,723,734
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $270,792,274  $142,127,841  $309,048,114  $356,955,362
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                           $217,024,398  $ 60,835,015  $105,699,942  $ 63,043,018
Shares outstanding                                                     20,341,672     5,740,581     9,860,613     5,952,247
Net asset value and redemption price per share                       $      10.67  $      10.60  $      10.72  $      10.59
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                    $      11.14  $      11.06  $      11.19  $      11.05
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                           $ 23,309,943  $ 23,451,477  $ 34,262,211  $ 23,418,293
Shares outstanding                                                      2,188,438     2,214,136     3,192,492     2,208,655
Net asset value, offering and redemption price per share             $      10.65  $      10.59  $      10.73  $      10.60
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                           $ 26,889,782  $ 14,376,464  $ 24,505,344  $  9,925,827
Shares outstanding                                                      2,523,427     1,360,766     2,279,855       937,386
Net asset value, offering and redemption price per share             $      10.66  $      10.56  $      10.75  $      10.59
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                           $  3,568,151  $ 43,464,885  $144,580,617  $260,568,224
Shares outstanding                                                        333,406     4,100,008    13,450,522    24,571,584
Net asset value, offering and redemption price per share             $      10.70  $      10.60  $      10.75  $      10.60
---------------------------------------------------------------------------------------------------------------------------

Net assets consist of:
  Capital paid-in                                                    $257,132,698  $138,043,035  $293,819,376  $333,542,953
  Balance of undistributed net investment income                          419,299        32,467       470,316       225,204
  Accumulated net realized gain (loss) from investment transactions      (375,806)   (2,008,008)     (904,095)      153,522
  Net unrealized appreciation of investments                           13,616,083     6,060,347    15,662,517    23,033,683
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $270,792,274  $142,127,841  $309,048,114  $356,955,362
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
41

Statement of Operations
Year Ended February 28, 2002




                                                                                                              New York
                                                                     Connecticut  New Jersey     New York      Insured
-----------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $15,097,735  $7,051,931  $18,495,463  $19,327,896
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,399,237     724,977    1,652,443    1,873,280
12b-1 service fees - Class A                                             422,358     110,403      217,818      121,945
12b-1 distribution and service fees - Class B                            204,442     192,227      291,392      189,966
12b-1 distribution and service fees - Class C                            167,074     106,466      159,052       49,364
Shareholders' servicing agent fees and expenses                          128,859     107,681      275,677      323,160
Custodian's fees and expenses                                             85,682      49,577       94,278       92,758
Trustees' fees and expenses                                                5,743       2,145        7,132        7,941
Professional fees                                                         12,100       7,407       14,330       15,136
Shareholders' reports - printing and mailing expenses                     29,557      20,234       47,079       55,195
Federal and state registration fees                                        7,933       4,096       10,814        6,520
Portfolio insurance expense                                                   --          --           --        1,249
Other expenses                                                            10,214       6,161       13,189       14,221
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   2,473,199   1,331,374    2,783,204    2,750,735
  Custodian fee credit                                                   (22,555)    (14,044)     (12,220)     (34,444)
  Expense reimbursement                                                       --          --     (707,515)          --
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                           2,450,644   1,317,330    2,063,469    2,716,291
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                 12,647,091   5,734,601   16,431,994   16,611,605
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                           489,043     386,936      955,706    1,445,714
Net change in unrealized appreciation or depreciation of investments   3,113,282   1,510,487       99,458    1,953,859
-----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              3,602,325   1,897,423    1,055,164    3,399,573
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $16,249,416  $7,632,024  $17,487,158  $20,011,178
-----------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

Statement of Changes in Net Assets

                                                                                      Connecticut
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 12,647,091  $ 11,925,959
Net realized gain (loss) from investment transactions                              489,043        43,604
Net change in unrealized appreciation or depreciation of investments             3,113,282    12,511,600
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      16,249,416    24,481,163
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                      (10,473,134)  (10,309,075)
  Class B                                                                         (892,927)     (776,283)
  Class C                                                                         (974,347)     (749,723)
  Class R                                                                         (134,589)      (91,566)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (12,474,997)  (11,926,647)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                41,987,501    24,002,995
Net proceeds from shares issued to shareholders due to
reinvestment of distributions                                                    5,498,143     5,196,463
----------------------------------------------------------------------------------------------------------
                                                                                47,485,644    29,199,458
Cost of shares redeemed                                                        (25,155,674)  (26,930,857)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              22,329,970     2,268,601
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      26,104,389    14,823,117
Net assets at the beginning of year                                            244,687,885   229,864,768
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $270,792,274  $244,687,885
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    419,299  $     45,507
----------------------------------------------------------------------------------------------------------

                                                                                      New Jersey
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  5,734,601  $  5,297,683
Net realized gain (loss) from investment transactions                              386,936      (911,716)
Net change in unrealized appreciation or depreciation of investments             1,510,487     9,002,825
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       7,632,024    13,388,792
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (2,455,377)   (2,267,812)
  Class B                                                                         (746,596)     (574,072)
  Class C                                                                         (554,503)     (459,908)
  Class R                                                                       (1,956,194)   (1,991,416)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (5,712,670)   (5,293,208)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,117,692    16,024,610
Net proceeds from shares issued to shareholders due to
reinvestment of distributions                                                    3,429,152     3,069,850
---------------------------------------------------------------------------------------------------------
                                                                                32,546,844    19,094,460
Cost of shares redeemed                                                        (15,267,419)  (14,241,042)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              17,279,425     4,853,418
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      19,198,779    12,949,002
Net assets at the beginning of year                                            122,929,062   109,980,060
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $142,127,841  $122,929,062
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     32,467  $      5,131
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
43

                                                                                       New York
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,431,994  $ 14,713,875
Net realized gain (loss) from investment transactions                              955,706    (1,083,238)
Net change in unrealized appreciation or depreciation of investments                99,458    14,578,377
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      17,487,158    28,209,014
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (5,682,546)   (5,186,887)
  Class B                                                                       (1,369,381)   (1,085,951)
  Class C                                                                         (988,005)     (693,182)
  Class R                                                                       (7,881,821)   (8,419,221)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (15,921,753)  (15,385,241)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                47,543,491    50,855,858
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   9,319,879     8,816,108
----------------------------------------------------------------------------------------------------------
                                                                                56,863,370    59,671,966
Cost of shares redeemed                                                        (40,224,310)  (31,990,305)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              16,639,060    27,681,661
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      18,204,465    40,505,434
Net assets at the beginning of year                                            290,843,649   250,338,215
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $309,048,114  $290,843,649
----------------------------------------------------------------------------- ------------  ------------
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    470,316  $   (387,111)
============================================================================= ------------  ------------
----------------------------------------------------------------------------------------------------------

                                                                                   New York Insured
                                                                              --------------------------
                                                                                Year Ended    Year Ended
                                                                                   2/28/02       2/28/01
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,611,605  $ 17,020,867
Net realized gain (loss) from investment transactions                            1,445,714      (775,844)
Net change in unrealized appreciation or depreciation of investments             1,953,859    18,864,887
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      20,011,178    35,109,910
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (2,893,881)   (2,768,762)
  Class B                                                                         (797,065)     (672,204)
  Class C                                                                         (273,824)     (199,563)
  Class R                                                                      (12,809,486)  (13,528,306)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (16,774,256)  (17,168,835)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                35,573,687    18,976,752
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                  10,920,458    11,408,731
---------------------------------------------------------------------------------------------------------
                                                                                46,494,145    30,385,483
Cost of shares redeemed                                                        (31,458,176)  (44,997,751)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              15,035,969   (14,612,268)
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      18,272,891     3,328,807
Net assets at the beginning of year                                            338,682,471   335,353,664
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $356,955,362  $338,682,471
----------------------------------------------------------------------------- ------------  ------------
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    225,204  $    165,103
============================================================================= ------------  ------------
---------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44

1. General Information and Significant Accounting Policies
The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2002, New York Insured had an outstanding when-issued purchase commitment of $2,315,790. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2002, have been designated Exempt Interest Dividends.

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.

Notes to Financial Statements


--------------------------------------------------------------------------------
45

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2002, Connecticut and New York invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. New Jersey and New York Insured did not invest in any such securities during the fiscal year ended February 28, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective March 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to March 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on March 1, 2001, as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
                   ------------------------------------------
                        $201,698     $5,405 $347,186 $220,540
                   ------------------------------------------

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The effect of this change for the fiscal year ended February 28, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                                     New York
                     Connecticut New Jersey New York  Insured
                   ------------------------------------------
                         $44,286     $1,092 $112,063  $49,907
                   ------------------------------------------

This change had no material effect on the Financial Highlights for the fiscal year ended February 28, 2002.

Notes to Financial Statements (continued)


--------------------------------------------------------------------------------
46

2. Fund Shares

Transactions in Fund shares were as follows:

                                         Connecticut                                         New Jersey
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/28/02                   2/28/01                   2/28/02                   2/28/01
                     ------------------------  ------------------------  ------------------------  ------------------------
                         Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,271,435  $ 24,083,770   1,343,132  $ 13,752,397   1,362,506  $ 14,349,934     822,459  $  8,304,537
  Class B               618,711     6,547,960     476,269     4,867,066     815,625     8,557,148     272,859     2,772,525
  Class C               923,323     9,767,378     442,182     4,549,786     366,393     3,844,094     297,053     3,008,806
  Class R               148,375     1,588,393      81,120       833,746     224,564     2,366,516     191,863     1,938,742
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               419,454     4,444,972     426,340     4,345,791     138,766     1,458,072     122,603     1,232,155
  Class B                38,569       407,951      35,640       362,718      28,282       297,211      21,685       217,695
  Class C                52,702       557,810      42,221       429,804      29,316       307,052      24,449       245,011
  Class R                 8,222        87,410       5,687        58,150     130,061     1,366,817     136,982     1,374,989
----------------------------------------------------------------------------------------------------------------------------
                      4,480,791    47,485,644   2,852,591    29,199,458   3,095,513    32,546,844   1,889,953    19,094,460
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (1,795,897)  (19,046,776) (2,038,075)  (20,714,808)   (765,574)   (8,060,016)   (693,376)   (6,903,199)
  Class B              (355,602)   (3,757,813)   (227,632)   (2,315,818)   (160,254)   (1,685,331)   (171,488)   (1,720,235)
  Class C              (211,117)   (2,220,265)   (352,745)   (3,569,595)   (260,114)   (2,717,516)   (128,131)   (1,281,858)
  Class R               (12,205)     (130,820)    (31,667)     (330,636)   (267,390)   (2,804,556)   (434,870)   (4,335,750)
----------------------------------------------------------------------------------------------------------------------------
                     (2,374,821)  (25,155,674) (2,650,119)  (26,930,857) (1,453,332)  (15,267,419) (1,427,865)  (14,241,042)
----------------------------------------------------------------------------------------------------------------------------
Net increase          2,105,970  $ 22,329,970     202,472  $  2,268,601   1,642,181  $ 17,279,425     462,088  $  4,853,418
----------------------------------------------------------------------------------------------------------------------------

                                             New York                                        New York Insured
                        --------------------------------------------------  --------------------------------------------------
                               Year Ended                Year Ended                Year Ended                Year Ended
                                 2/28/02                   2/28/01                   2/28/02                   2/28/01
                        ------------------------  ------------------------  ------------------------  ------------------------
                            Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                2,224,142  $ 23,665,719   2,619,712  $ 27,235,771   1,306,106  $ 13,733,577     629,908  $  6,454,969
  Class B                1,025,887    10,959,187     911,499     9,532,020     777,075     8,174,351     248,308     2,547,101
  Class C                  880,061     9,409,858     837,991     8,777,070     552,961     5,827,424     113,286     1,179,935
  Class R                  328,961     3,508,727     511,559     5,310,997     744,817     7,838,335     863,725     8,794,747
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A                  254,209     2,712,057     207,486     2,156,109     158,598     1,669,428     164,672     1,678,394
  Class B                   51,585       551,158      44,059       458,214      37,274       392,740      35,652       363,902
  Class C                   45,724       489,120      28,028       292,710      12,348       129,868      11,244       114,479
  Class R                  520,441     5,567,544     567,484     5,909,075     828,492     8,728,422     906,826     9,251,956
-------------------------------------------------------------------------------------------------------------------------------
                         5,331,010    56,863,370   5,727,818    59,671,966   4,417,671    46,494,145   2,973,621    30,385,483
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,197,060)  (23,324,745) (1,298,861)  (13,497,318)   (937,338)   (9,818,777)   (834,680)   (8,508,013)
  Class B                 (319,351)   (3,405,064)   (466,877)   (4,857,581)   (220,243)   (2,311,864)   (265,401)   (2,682,847)
  Class C                 (306,161)   (3,295,415)   (222,905)   (2,332,241)   (116,945)   (1,229,239)   (100,988)   (1,021,747)
  Class R                 (954,366)  (10,199,086) (1,086,435)  (11,303,165) (1,719,790)  (18,098,296) (3,218,469)  (32,785,144)
-------------------------------------------------------------------------------------------------------------------------------
                        (3,776,938)  (40,224,310) (3,075,078)  (31,990,305) (2,994,316)  (31,458,176) (4,419,538)  (44,997,751)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  1,554,072  $ 16,639,060   2,652,740  $ 27,681,661   1,423,355  $ 15,035,969  (1,445,917) $(14,612,268)
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
47

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 2002, to shareholders of record on March 8, 2002, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0445     $.0390   $.0450   $.0405
            Class B                 .0375      .0325    .0385    .0340
            Class C                 .0395      .0340    .0405    .0355
            Class R                 .0460      .0405    .0470    .0420
          ------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 28, 2002, were as follows:

                                                                          New York
                                   Connecticut  New Jersey    New York     Insured
----------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities   $70,553,979 $25,877,990 $49,247,426 $69,498,449
  Short-term municipal securities    7,250,000   7,000,000   6,600,000  17,100,000
Sales and maturities:
  Long-term municipal securities    50,740,222   8,757,700  34,553,597  58,874,531
  Short-term municipal securities    5,000,000   8,500,000   6,600,000  10,700,000
----------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of February 28, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $253,660,373 $134,019,970 $287,138,227 $331,420,613
    -----------------------------------------------------------------------

                                                                      New York
                             Connecticut  New Jersey     New York      Insured
 ------------------------------------------------------------------------------
 Gross unrealized:
   appreciation              $14,842,973  $6,659,113  $21,852,204  $23,328,407
   depreciation               (1,028,274)   (592,269)  (5,774,233)     (62,778)
 ------------------------------------------------------------------------------
 Net unrealized appreciation $13,814,699  $6,066,844  $16,077,971  $23,265,629
 ------------------------------------------------------------------------------

The tax components of undistributed net investment income and realized gains at February 28, 2002, are as follows:

                                                                                      New York
                                                      Connecticut New Jersey New York  Insured
-----------------------------------------------------------------------------------------------
Undistributed (overdistribution of) tax-exempt income    $180,737    $25,970  $15,854 $(40,096)
Undistributed ordinary income*                             39,946         --   39,008   33,354
Undistributed long-term capital gains                          --         --       --  153,522
-----------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended February 28, 2002, are as follows:

                                                                                 New York
                                           Connecticut New Jersey    New York     Insured
-----------------------------------------------------------------------------------------
Distributions from tax-exempt income       $12,474,997 $5,712,670 $15,921,753 $16,774,256
Distributions from ordinary income*                 --         --          --          --
Distributions from long-term capital gains          --         --          --          --
-----------------------------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and short-term capital gains, if any.

Notes to Financial Statements (continued)


--------------------------------------------------------------------------------
48

At February 28, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Connecticut New Jersey New York
                ------------------------------------------------
                Expiration year:
                  2003              $277,653 $  308,512 $     --
                  2004                    --    116,050       --
                  2005                    --         --       --
                  2006                    --    238,550       --
                  2007                    --         --       --
                  2008                98,153    132,876       --
                  2009                    --  1,212,020  904,095
                ------------------------------------------------
                Total               $375,806 $2,008,008 $904,095
                ------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million         .5550 of 1%
                 For the next $125 million          .5375 of 1
                 For the next $250 million          .5250 of 1
                 For the next $500 million          .5125 of 1
                 For the next $1 billion            .5000 of 1
                 For the next $3 billion            .4750 of 1
                 For net assets over $5 billion     .4500 of 1
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
      -------------------------------------------------------------------
      Sales charges collected       $405,741   $146,030 $166,755 $102,781
      Paid to authorized dealers     364,669    146,030  166,755  102,781
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Commission advances    $355,122   $372,534 $588,570 $402,058
          ------------------------------------------------------------



--------------------------------------------------------------------------------
49

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2002, the Distributor retained such 12b-1 fees as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          12b-1 fees retained    $231,538   $203,087 $332,252 $182,482
          ------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2002, as follows:

                                                           New York
                           Connecticut New Jersey New York  Insured
             ------------------------------------------------------
             CDSC retained    $105,470    $91,711 $187,033  $99,224
             ------------------------------------------------------

--------------------------------------------------------------------------------
50

Financial Highlights

Selected data for a share outstanding throughout each year:


Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    --------


CONNECTICUT


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                 Ending              Ending
                      Net Invest-       ment         Invest-                    Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital         Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)     (000)
--------------------------------------------------------------------------------------------------------
Class A (7/87)
     2002          $10.51    $.53      $ .16  $ .69    $(.53)     $-- $(.53) $10.67      6.66% $217,024
     2001            9.96     .53        .55   1.08     (.53)      --  (.53)  10.51     11.14   204,442
     2000           10.90     .53       (.94)  (.41)    (.53)      --  (.53)   9.96     (3.84)  196,416
     1999           10.85     .53        .06    .59     (.54)      --  (.54)  10.90      5.51   220,721
     1998           10.51     .56        .34    .90     (.56)      --  (.56)  10.85      8.75   216,436
Class B (2/97)
     2002           10.49     .45        .15    .60     (.44)      --  (.44)  10.65      5.84    23,310
     2001            9.94     .45        .55   1.00     (.45)      --  (.45)  10.49     10.31    19,794
     2000           10.88     .45       (.94)  (.49)    (.45)      --  (.45)   9.94     (4.57)   15,931
     1999           10.83     .46        .05    .51     (.46)      --  (.46)  10.88      4.77    11,223
     1998           10.51     .48        .32    .80     (.48)      --  (.48)  10.83      7.76     3,713
Class C (10/93)
     2002           10.50     .47        .16    .63     (.47)      --  (.47)  10.66      6.07    26,890
     2001            9.95     .47        .55   1.02     (.47)      --  (.47)  10.50     10.50    18,460
     2000           10.88     .47       (.93)  (.46)    (.47)      --  (.47)   9.95     (4.31)   16,181
     1999           10.83     .48        .05    .53     (.48)      --  (.48)  10.88      4.94    16,198
     1998           10.49     .50        .34    .84     (.50)      --  (.50)  10.83      8.17    11,586
Class R (2/97)
     2002           10.54     .56        .14    .70     (.54)      --  (.54)  10.70      6.82     3,568
     2001            9.99     .55        .55   1.10     (.55)      --  (.55)  10.54     11.30     1,992
     2000           10.93     .55       (.94)  (.39)    (.55)      --  (.55)   9.99     (3.63)    1,337
     1999           10.87     .56        .06    .62     (.56)      --  (.56)  10.93      5.83       979
     1998           10.51     .58        .36    .94     (.58)      --  (.58)  10.87      9.17       590
--------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
CONNECTICUT               -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (7/87)
     2002            .85%    5.01%      .85%    5.01%      .84%    5.02%        20%
     2001            .87     5.20       .87     5.20       .86     5.21          7
     2000            .88     5.09       .88     5.09       .87     5.10         22
     1999            .90     4.88       .86     4.92       .86     4.92          7
     1998            .85     5.15       .78     5.22       .78     5.22         12
Class B (2/97)
     2002           1.60     4.26      1.60     4.26      1.59     4.27         20
     2001           1.62     4.45      1.62     4.45      1.61     4.46          7
     2000           1.63     4.37      1.63     4.37      1.63     4.38         22
     1999           1.64     4.14      1.62     4.16      1.61     4.17          7
     1998           1.61     4.34      1.52     4.43      1.52     4.43         12
Class C (10/93)
     2002           1.40     4.47      1.40     4.47      1.39     4.48         20
     2001           1.42     4.65      1.42     4.65      1.41     4.66          7
     2000           1.43     4.54      1.43     4.54      1.42     4.55         22
     1999           1.45     4.33      1.41     4.37      1.41     4.37          7
     1998           1.41     4.59      1.33     4.67      1.33     4.67         12
Class R (2/97)
     2002            .65     5.23       .65     5.23       .64     5.24         20
     2001            .67     5.40       .67     5.40       .66     5.41          7
     2000            .68     5.31       .68     5.31       .67     5.32         22
     1999            .69     5.09       .66     5.12       .66     5.13          7
     1998            .66     5.29       .57     5.38       .57     5.38         12
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
51

                     Selected data for a share outstanding throughout each year:

Class (Inception Date)
                            Investment Operations      Less Distributions
                          -------------------------  ----------------------                    -------


NEW JERSEY



                                         Net
                                   Realized/
                Beginning     Net Unrealized             Net                 Ending             Ending
                      Net Invest-    Invest-         Invest-                    Net                Net
Year Ended          Asset    ment  ment Gain            ment  Capital         Asset     Total   Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains Total   Value Return(a)    (000)
-------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.45    $.47      $ .15  $ .62    $(.47)     $-- $(.47) $10.60      6.04% $60,835
     2001            9.73     .48        .72   1.20     (.48)      --  (.48)  10.45     12.59   52,277
     2000           10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)  46,235
     1999           10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00   53,442
     1998           10.26     .55        .36    .91     (.56)      --  (.56)  10.61      9.06   35,782
Class B (2/97)
     2002           10.44     .39        .15    .54     (.39)      --  (.39)  10.59      5.26   23,451
     2001            9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74   15,979
     2000           10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)  13,681
     1999           10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23   11,368
     1998           10.26     .48        .35    .83     (.48)      --  (.48)  10.61      8.25    2,981
Class C (9/94)
     2002           10.41     .41        .15    .56     (.41)      --  (.41)  10.56      5.46   14,376
     2001            9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92   12,757
     2000           10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)  10,007
     1999           10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48   10,290
     1998           10.25     .50        .34    .84     (.50)      --  (.50)  10.59      8.40    5,733
Class R (12/91)
     2002           10.45     .49        .15    .64     (.49)      --  (.49)  10.60      6.22   43,465
     2001            9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79   41,916
     2000           10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)  40,058
     1999           10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13   46,033
     1998           10.27     .58        .35    .93     (.58)      --  (.58)  10.62      9.29   44,817
-------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY                -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2002            .90%    4.45%      .90%    4.45%      .89%    4.46%         7%
     2001           1.00     4.73      1.00     4.73       .98     4.74         12
     2000            .99     4.74       .93     4.80       .91     4.82         26
     1999           1.02     4.62       .66     4.98       .66     4.98         10
     1998           1.01     4.92       .60     5.33       .60     5.33         16
Class B (2/97)
     2002           1.65     3.70      1.65     3.70      1.64     3.71          7
     2001           1.75     3.98      1.75     3.98      1.73     3.99         12
     2000           1.74     4.01      1.69     4.06      1.67     4.08         26
     1999           1.76     3.88      1.39     4.25      1.39     4.25         10
     1998           1.77     4.16      1.36     4.57      1.36     4.57         16
Class C (9/94)
     2002           1.45     3.89      1.45     3.89      1.44     3.90          7
     2001           1.55     4.17      1.55     4.17      1.53     4.19         12
     2000           1.54     4.20      1.48     4.26      1.47     4.27         26
     1999           1.57     4.07      1.21     4.43      1.21     4.43         10
     1998           1.56     4.37      1.16     4.77      1.16     4.77         16
Class R (12/91)
     2002            .70     4.64       .70     4.64       .69     4.65          7
     2001            .80     4.93       .80     4.93       .78     4.94         12
     2000            .79     4.94       .73     5.00       .71     5.02         26
     1999            .82     4.82       .47     5.17       .47     5.17         10
     1998            .81     5.12       .40     5.53       .40     5.53         16
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
52

                     Selected data for a share outstanding throughout each year:

Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


NEW YORK


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
---------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.66    $.58      $ .04  $ .62    $(.56)   $  --  $(.56) $10.72      5.94% $105,700
     2001           10.17     .57        .52   1.09     (.60)      --   (.60)  10.66     10.97   102,144
     2000           11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)   81,857
     1999           10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69    80,549
     1998           10.53     .57        .44   1.01     (.57)      --   (.57)  10.97      9.84    78,038
Class B (2/97)
     2002           10.68     .50        .03    .53     (.48)      --   (.48)  10.73      5.07    34,262
     2001           10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24    25,992
     2000           11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)   19,803
     1999           10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88    12,121
     1998           10.53     .49        .45    .94     (.49)      --   (.49)  10.98      9.10     4,311
Class C (9/94)
     2002           10.70     .52        .03    .55     (.50)      --   (.50)  10.75      5.29    24,505
     2001           10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47    17,757
     2000           11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)   10,374
     1999           11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00     8,858
     1998           10.56     .51        .45    .96     (.51)      --   (.51)  11.01      9.31     6,233
Class R (12/86)
     2002           10.69     .60        .04    .64     (.58)      --   (.58)  10.75      6.16   144,581
     2001           10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19   144,950
     2000           11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)  138,303
     1999           11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88   157,209
     1998           10.55     .59        .45   1.04     (.59)      --   (.59)  11.00     10.11   160,142
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK                  -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2002            .89%    5.16%      .66%    5.39%      .65%    5.39%        11%
     2001            .91     5.26       .70     5.47       .69     5.48         28
     2000            .89     5.21       .61     5.49       .60     5.50         19
     1999            .94     4.88       .79     5.03       .79     5.03         28
     1998            .90     5.14       .77     5.27       .77     5.27         30
Class B (2/97)
     2002           1.64     4.41      1.41     4.64      1.41     4.65         11
     2001           1.66     4.51      1.45     4.72      1.44     4.73         28
     2000           1.64     4.50      1.33     4.81      1.32     4.82         19
     1999           1.68     4.16      1.57     4.27      1.57     4.27         28
     1998           1.67     4.32      1.50     4.49      1.50     4.49         30
Class C (9/94)
     2002           1.44     4.61      1.21     4.84      1.21     4.85         11
     2001           1.46     4.72      1.26     4.92      1.25     4.92         28
     2000           1.44     4.67      1.16     4.96      1.15     4.96         19
     1999           1.49     4.34      1.35     4.47      1.35     4.47         28
     1998           1.46     4.57      1.32     4.71      1.32     4.71         30
Class R (12/86)
     2002            .69     5.36       .46     5.59       .46     5.59         11
     2001            .71     5.46       .49     5.67       .49     5.68         28
     2000            .69     5.40       .42     5.67       .41     5.68         19
     1999            .74     5.08       .59     5.23       .59     5.23         28
     1998            .70     5.34       .57     5.47       .57     5.47         30
-----------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.



--------------------------------------------------------------------------------
53

Selected data for a share outstanding throughout each year:


Class (Inception Date)
                            Investment Operations       Less Distributions
                          -------------------------  -----------------------                    --------


NEW YORK INSURED


                                         Net
                                   Realized/
                                  Unrealized
                Beginning     Net    Invest-             Net                  Ending              Ending
                      Net Invest-       ment         Invest-                     Net                 Net
Year Ended          Asset    ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,     Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)     (000)
---------------------------------------------------------------------------------------------------------
Class A (9/94)
     2002          $10.50    $.49      $ .10  $ .59    $(.50)   $  --  $(.50) $10.59      5.75% $ 63,043
     2001            9.95     .51        .55   1.06     (.51)      --   (.51)  10.50     10.97    56,936
     2000           10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)   54,364
     1999           10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91    52,448
     1998           10.50     .53        .26    .79     (.53)      --   (.53)  10.76      7.76    44,721
Class B (2/97)
     2002           10.51     .41        .10    .51     (.42)      --   (.42)  10.60      4.97    23,418
     2001            9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12    16,965
     2000           10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)   15,893
     1999           10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19    13,374
     1998           10.50     .45        .26    .71     (.45)      --   (.45)  10.76      6.96     5,982
Class C (9/94)
     2002           10.49     .43        .11    .54     (.44)      --   (.44)  10.59      5.26     9,926
     2001            9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33     5,131
     2000           10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)    4,627
     1999           10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53     4,103
     1998           10.48     .47        .26    .73     (.47)      --   (.47)  10.74      7.16     2,310
Class R (12/86)
     2002           10.50     .51        .11    .62     (.52)      --   (.52)  10.60      6.03   260,568
     2001            9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16   259,651
     2000           10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)  260,469
     1999           10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18   301,805
     1998           10.49     .55        .27    .82     (.55)      --   (.55)  10.76      8.04   313,647
---------------------------------------------------------------------------------------------------------

Class (Inception Date)


                                    Before Credit/           After           After Credit/
                                     Reimbursement     Reimbursement(b)    Reimbursement(c)
NEW YORK INSURED                  ------------------  ------------------  ------------------
                          Ratio of            Ratio of            Ratio of
                               Net                 Net                 Net
                           Invest-             Invest-             Invest-
                Ratio of      ment  Ratio of      ment  Ratio of      ment
                Expenses    Income  Expenses    Income  Expenses    Income
                      to        to        to        to        to        to
                 Average   Average   Average   Average   Average   Average  Portfolio
Year Ended           Net       Net       Net       Net       Net       Net   Turnover
February 28/29,   Assets    Assets    Assets    Assets    Assets    Assets       Rate
--------------------------------------------------------------------------------------
Class A (9/94)
     2002            .89%     4.67%      .89%     4.67%      .88%     4.68%        17%
     2001            .91      4.98       .91      4.98       .90      4.99         15
     2000            .90      5.02       .90      5.02       .90      5.02         16
     1999            .92      4.78       .92      4.78       .92      4.78         16
     1998            .88      4.98       .88      4.98       .88      4.98         17
Class B (2/97)
     2002           1.64      3.92      1.64      3.92      1.63      3.93         17
     2001           1.66      4.23      1.66      4.23      1.65      4.24         15
     2000           1.65      4.28      1.65      4.28      1.65      4.28         16
     1999           1.67      4.04      1.67      4.04      1.67      4.04         16
     1998           1.65      4.24      1.65      4.24      1.65      4.24         17
Class C (9/94)
     2002           1.44      4.12      1.44      4.12      1.43      4.13         17
     2001           1.46      4.43      1.46      4.43      1.45      4.44         15
     2000           1.45      4.48      1.45      4.48      1.45      4.48         16
     1999           1.47      4.25      1.47      4.25      1.47      4.25         16
     1998           1.43      4.43      1.43      4.43      1.43      4.43         17
Class R (12/86)
     2002            .69      4.87       .69      4.87       .68      4.88         17
     2001            .71      5.18       .71      5.18       .70      5.19         15
     2000            .70      5.21       .70      5.21       .70      5.21         16
     1999            .72      4.97       .72      4.97       .72      4.98         16
     1998            .68      5.18       .68      5.18       .68      5.18         17
--------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Connecticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Municipal Bond Funds (collectively, the "Funds") (each a series of the Nuveen Multistate Trust II (a Massachusetts business trust)), including the portfolios of investments, as of February 28, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Connecticut, Nuveen New Jersey, Nuveen New York and Nuveen New York Insured Municipal Bond Funds as of February 28, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 2002

--------------------------------------------------------------------------------
55

                                      Notes

                                      Notes

--------------------------------------------------------------------------------
Trustees and Officers

================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at
(800) 257-8787.


                                         Year First
Name,                  Position(s)       Elected or        Principal Occupation(s)                             Number of Portfolios
Birthdate              Held with         Appointed and     Including other Directorships                         in Fund Complex
and Address             the Fund         Term of Office    During Past 5 Years                                  Overseen by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Timothy R.             Chairman of the        1994         Chairman and Director (since July 1996) of The John            129
Schwertfeger (1)       Board, President       Term         Nuveen Company, Nuveen Investments, Nuveen Advisory
3/28/1949              and Trustee         Indefinte (2)   Corp. and Nuveen Institutional Advisory Corp.; prior thereto,
333 W. Wacker Drive                                        Executive Vice President and Director of The John Nuveen
Chicago, IL 60606                                          Company and Nuveen Investments; Director (since 1992)
                                                           and Chairman (since 1996) of Nuveen Advisory Corp. and
                                                           Nuveen Institutional Advisory Corp.; Chairman and Director
                                                           (since January 1997) of Nuveen Asset Management, Inc.;
                                                           Director (since 1996) of Institutional Capital Corporation;
                                                           Chairman and Director (since 1999) of Rittenhouse Financial
                                                           Services Inc.; Chief Executive Officer (since September
                                                           1999) of Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner      Trustee                1997         Private Investor and Management Consultant.                    112
8/22/1940                                     Term
333 W. Wacker Drive                        Indefinite (2)
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown      Trustee                1993         Retired (August 1989) as Senior Vice President                 112
7/29/1934                                     Term         of The Northern Trust Company.
333 W. Wacker Drive                        Indefinite (2)
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri   Trustee                1994         Retired (2002); formerly, Executive Director (since 1998)      112
1/26/1933                                     Term         of Manitoga (Center for Russel Wright's Design with Nature);
333 W. Wacker Drive                        Indefinite (2)  prior thereto, President and Chief Executive Officer of
Chicago, IL 60606                                          Blanton-Peale Institutes of Religion and Health (since
                                                           December 1990); prior thereto, Vice President,
                                                           Metropolitan Life Insurance Co.
-----------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers        Trustee                1991         Adjunct Professor of Business and Economics, University of     112
4/3/1933                                      Term         Dubuque, Iowa; Director, Executive Service Corps of
333 W. Wacker Drive                        Indefinite (2)  Chicago (not-for-profit); Director, Hadley School for the
Chicago, IL 60606                                          Blind (not-for-profit); formerly (1991-2000) Adjunct Professor,
                                                           Lake Forest Graduate School of Management, Lake Forest,
                                                           Illinois; prior thereto, Executive Director, Towers
                                                           Perrin Australia, a management consulting firm; Chartered
                                                           Financial Analyst; Certified Management Consulting
-----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee                1997         Senior Partner and Chief Operating Officer, Miller-Valentine   112
9/24/1944                                     Term         Group, Vice President, Miller-Valentine Realty, a
333 W. Wacker Drive                        Indefinite (2)  development and contract company; Chair, Miami Valley
Chicago, IL 60606                                          Hospital; Vice Chair, Miami Valley Economic Development
                                                           Coalition; formerly, Member, Community Advisory
                                                           Board, National City Bank, Dayton, Ohio; and Business
                                                           Advisory Council, Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee                1997         Executive Director, Gaylord and Dorothy Donnelley              112
12/29/1947                                    Term         Foundation (since 1994); prior thereto, Executive
333 W. Wacker  Drive                       Indefinite (2)  Director, Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

-----
58

                                            Year First
Name,                    Position(s)        Elected or    Principal Occupation(s)                               Number of Portfolios
Birthdate                Held with        Appointed and   Including other Directorships                           in Fund Complex
and Address              the Fund        Term of Office   During Past 5 Years                                    Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President       2002        Vice President (since January 2002),                           129
2/3/1966                                                  formerly, Assistant Vice President
333 W. Wacker Drive                                       (since 2000),  previously,
Chicago, IL 60606                                         Associate of Nuveen Investments.
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan          Vice President       2002        Vice President (since January 2002), formerly,                 127
11/10/1966                                                Assistant Vice President, of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President       1999        Vice President of Nuveen Investments (since January            129
11/28/1967               and Treasurer                    1999), prior thereto, Assistant Vice President (from
333 W. Wacker Drive                                       January 1997); formerly, Associate of Nuveen
Chicago, IL 60606                                         Investments; Vice President Nuveen Senior Loan Asset
                                                          Management Inc.; Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Davern        Vice President       1997        Vice President of Nuveen Advisory Corp.                        127
6/26/1957                and Treasurer
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto         Vice President       2001        Vice President of Nuveen Advisory Corp. (since August          129
9/8/1954                                                  2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                       Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                         thereto, Assistant Vice President of Van Kampen
                                                          Investment Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President       2002        Vice President (since January 2002), formerly                  129
9/24/1964                                                 Assistant Vice President and Assistant General
333 W. Wacker Drive                                       Counsel (since May 1998) of Nuveen Investments;
Chicago, IL 60606                                         Assistant Vice President and Assistant Secretary
                                                          (since 1998) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.; prior thereto, Associate
                                                          at the law firm D'Ancona Partners LLC
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson        Vice President       1998        Vice President of Nuveen Investments; Vice President           129
10/24/1945                                                (since January 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                       Nuveen Institutional Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President       1995        Managing Director of Nuveen Advisory Corp. and Nuveen          127
3/2/1964                                                  Institutional Advisory Corp; (since February, 2001);
333 W. Wacker Drive                                       prior thereto, Vice President of Nuveen Advisory
Chicago, IL 60606                                         Corp.; and Nuveen Institutional Advisory Corp.;
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy           Vice President       1998        Vice President of Nuveen Investments and (since May            129
5/31/1954                and Controller                   1998) The John Nuveen Company; Vice President (since
333 W. Wacker Drive                                       September 1999) of Nuveen Senior Loan Management Inc.;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Vice President       1992        Vice President of Nuveen Advisory Corp.; Chartered             127
7/5/1955                                                  Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

-----
59

--------------------------------------------------------------------------------
Trustees and Officers (continued)
================================================================================

                                           Year First
Name,                    Position(s)       Elected or     Principal Occupation(s)                               Number of Portfolios
Birthdate                Held with       Appointed and    Including other Directorships                            in Fund Complex
and Address              the Fund        Term of Office   During Past 5 Years                                    Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber         Vice President      1997         Vice President of Nuveen Institutional Advisory                127
3/26/1963                                                 Corp. (since March 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa          Vice President      1990         Vice President of Nuveen Advisory Corp.                        127
8/21/1957

333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President      2000         Vice President (since March 2000) of Nuveen                    129
3/22/1963                                                 Investments, previously Assistant Vice President
333 W. Wacker Drive                                       (since January 1999); prior thereto, Associate
Chicago, IL 60606                                         of Nuveen Investments; Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President      1992         Vice President, Assistant Secretary and Assistant              129
7/27/1951                and Assistant                    General Counsel of Nuveen Investments; Vice President
333 W. Wacker Drive      Secretary                        and Assistant Secretary of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.; Vice President
                                                          and Assistant Secretary of The John Nuveen Company
                                                          and Nuveen Asset Management, Inc.; Vice President and
                                                          Assistant Secretary (since September 1999) of Nuveen
                                                          Senior Loan Asset Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV      Vice President      1996         Managing Director (since September 1997),                      129
7/7/1965                                                  previously Vice President of Nuveen Advisory Corp.,
333 W. Wacker Drive                                       Nuveen Institutional Advisory Corp., and Chartered
Chicago, IL 60606                                         Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy  Vice President      2002         Vice President (since January 2002), formerly,                 127
9/4/1960                                                  Assistant Vice President (1998), of Nuveen
333 W. Wacker Drive                                       Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.  Vice President      1982         Vice President of Nuveen Advisory Corp. and                    127
7/31/1951                                                 Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Vice President      1992         Managing Director (since January 2002; formerly Vice           129
9/9/1956                 and Secretary                    President) Assistant Secretary and Associate General
333 W. Wacker Drive                                       Counsel, formerly Assistant General Counsel, of
Chicago, IL 60606                                         Nuveen Investments; Managing Director (since January
                                                          2002; formerly Vice President) and Assistant Secretary
                                                          of Nuveen Advisory Corp. and Nuveen institutuional
                                                          Advisory Corp.; Vice President and Assistant Secretary
                                                          of The John Nuveen Company Managing Director (since
                                                          January 2002; formerly Vice President) and Assistant
                                                          Secretary (since September 1999) of Nuveen Senior Loan
                                                          Asset Management Inc.; Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Trustees serve an indefinite term until his/her successor is elected.

-----
60

--------------------------------------------------------------------------------
Fund Information
--------------------------------------------------------------------------------
Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving
Investors
For Generations

John Nuveen, Sr.
[Photo of John Nuveen Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

NUVEEN Investments